                                                                    EXHIBIT 10.4

================================================================================

                        LEASE, dated as of July 16, 1998,

                                     Between

                             TCC ACQUISITION CORP.,
                              as Agent, as Landlord

                                       and

                         THE GOLDMAN SACHS GROUP, L.P.,
                                    as Tenant

                                 180 Maiden Lane
                            New York, New York 10038

================================================================================

                                TABLE OF CONTENTS(1)

                                                                       Page
                                                                       ----
Article 1.   Basic Lease Provisions ..................................    1

Article 2.   Demise of Premises; Term ................................    4

Article 3.   Rent ....................................................    6

Article 4.   Tax and Operating Costs .................................    8

             Section 4.1  Definitions ................................    8
             Section 4.2  Additional Rent ............................   16
             Section 4.3  Payments on Account ........................   17
             Section 4.4  Escalation Statement .......................   17
             Section 4.5  Audit, etc .................................   18
             Section 4.6  Base Year Statement ........................   18
             Section 4.7  Base Year Audit, etc .......................   18
             Section 4.8  Excess Cleaning Costs ......................   19

Article 5.   Use of Premises .........................................   20

Article 6.   Alterations by Tenant ...................................   22

             Section 6.1  In General .................................   22
             Section 6.2  Landlord's Approval in Certain Cases .......   23
             Section 6.3  Government Permits and Licenses ............   24
             Section 6.4  Tenant's Contractors .......................   24
             Section 6.5  Performance of Alterations .................   25
             Section 6.6  Mechanics Lien .............................   25

Article 7.   Various Covenants .......................................   25

             Section 7.1  Tenant's Covenants .........................   25
             Section 7.2  Landlord's Covenants .......................   29
             Section 7.3  Year 2000 Compliance .......................   30

Article 8.   Changes or Alterations by Landlord ......................   31

Article 9.   Surrender; Ownership of Improvements; Removal
             of Special Installations; Tenant's Shafts and
             Other Areas; Holdover ...................................   33

             Section 9.1  Surrender ..................................   33
             Section 9.2  Ownership of Improvements ..................   33
             Section 9.3  Removal of Special Installations ...........   34
             Section 9.4  Areas Reserved to Landlord .................   35
             Section 9.5  [Intentionally Omitted] ....................   35

----------
(1) This table of contents, list of exhibits and table of definitions was not included in the Lease at the time of execution and is not a part of the Lease. It was prepared subsequent to the execution of the Lease solely for convenience of reference.

             Section 9.6    Removal of Personal Property .............   35
             Section 9.7    Holdover .................................   35

Article 10.  Electric Current and Water ..............................   36

             Section 10.1   Base Electricity .........................   36
             Section 10.2   Supplemental Electricity .................   36
             Section 10.3   Additional Electricity ...................   37
             Section 10.4   Character of Electricity .................   37
             Section 10.5   Tenant's Dedicated Switches ..............   37
             Section 10.6   Electricity Supplier for the Building ....   37
             Section 10.7   Electricity Charges--Average Cost
                              per KWH ................................   38
             Section 10.8   Electric Charges -- Actual Cost
                              Contribution ...........................   40
             Section 10.9   Billing & Payment ........................   40
             Section 10.10  Direct Service -- Illegality of
                              Redistribution .........................   41
             Section 10.11  Direct Service -- Tenant's Election ......   41
             Section 10.12  Tenant's Generator Plan -- Sale of
                              Output .................................   42
             Section 10.13  General ..................................   42
             Section 10.14  Lamps. Starters & Ballasts ...............   42
             Section 10.15  Water ....................................   42
             Section 10.16  Exculpation ..............................   43
             Section 10.17  Gas ......................................   43

Article 11.  Elevators. Cleaning. Services, etc ......................   43

             Section 11.1   Definitions ..............................   43
             Section 11.2   Passenger Elevator and Escalator Service .   43
             Section 11.3   Freight Elevator Service .................   45
             Section 11.4   Heating, Ventilating and Air-
                              Conditioning ...........................   46
             Section 11.5   Supplemental Condenser Water .............   47
             Section 11.6   Cleaning By Landlord .....................   47
             Section 11.7   Cleaning By Tenant .......................   48
             Section 11.8   Cooperation in the Selection of
                              Cleaning Contractors ...................   49
             Section 11.9   Rubbish Removal ..........................   49
             Section 11.10  Additional Services ......................   49
             Section 11.11  Interruption in Services .................   50
             Section 11.12  Damage or Defective Condition ............   51
             Section 11.13  Building Directory .......................   51
             Section 11.14  Operation & Maintenance of the Building ..   51
             Section 11.15  Accessibility and Security ...............   52
             Section 11.16  Tenant's Car Service Line ................   54
             Section 11.17  Applicable Price .........................   54
             Section 11.18  Fire Alarm ...............................   55

Article 12.  Assignment and Subletting ...............................   55

             Section 12.1   General ..................................   55
             Section 12.2   Request for Consent ......................   56
             Section 12.3   Consent Not to Be Unreasonably Withheld;
                              Conditions .............................   57
             Section 12.4   Effect of Consent ........................   58

             Section 12.5   Provisions Applicable to Every Sublease ..   58
             Section 12.6   Profit Sharing ...........................   59
             Section 12.7   Changes in Control; Transactions with
                            Successors ...............................   60
             Section 12.8   Transactions with Related Parties ........   60
             Section 12.9   Miscellaneous Provisions Regarding
                            Assignments ..............................   60

Article 13.  Damage by Fire, etc .....................................   61

Article 14.  Condemnation ............................................   63

Article 15.  Compliance with Laws ....................................   64

Article 16.  Mortgage, Subordination, and Attornment .................   65

Article 17.  Conditions of Limitation ................................   67

Article 18.  Re-entry by Landlord ....................................   69

Article 19.  Damages .................................................   70

Article 20.  Curing Tenant's Defaults-- Additional Rent ..............   71

Article 21.  Consents ................................................   72

Article 22.  Insurance ...............................................   73

Article 23.  Brokerage Commission ....................................   76

Article 24.  Satisfaction of Tenant's Remedies .......................   77

Article 25.  Landlord's Payments to Tenant ...........................   77

Article 26.  Tenant's Right to Lease Additional Space ................   78

Article 27.  Renewal Term ............................................   85

Article 28.  Notices .................................................   91

Article 29.  Quiet Enjoyment .........................................   91

Article 30.  Binding Authority .......................................   91

Article 31.  Governing Law; Severability .............................   91

Article 32.  Lease Contains All Agreements-- No Waivers ..............   92

Article 33.  Parties Bound ...........................................   92

Article 34.  Special Purpose Areas; 16th Floor .......................   93

             Section 34.1   Special Purpose Areas-- General ..........   93
             Section 34.2   Continued Operation 0f 41st Floor
                            Special Purpose Area .....................   96
             Section 34.3   Continued Operation of 3rd/4th Floor
                            Special Purpose Area .....................   97
             Section 34.4   Continued Operation of 2nd Floor
                            Special Purpose Area .....................   98
             Section 34.5   Continued Operation of Basement
                            Special Purpose Area .....................   99
             Section 34.6   16th Floor -- General ....................  100

             Section 34.7   Miscellaneous ............................  100
             Section 34.8   Miscellaneous ............................  101

Article 35.  Arbitration .............................................  101

Article 36.  Other Installations By Tenant ...........................  102

             Section 36.1   Tenant's Generator Plant and
                            Tenant's Cooling Plant ...................  102
             Section 36.2   Tenant's Antenna Equipment ...............  105
             Section 36.3   Tenant's Closed Circuit Television
                              Cameras ................................  106
             Section 36.4   Window Film and Window Treatment .........  106
             Section 36.5   Use of Fire Stairs .......................  106
             Section 36.6   Tenant's Messenger Center ................  107

Article 37.  Tenant's Right of First Offer to Purchase ...............  107

Article 38.  Tenant's Termination Right ..............................  109

Article 39.  Landlord Defaults -- Tenant Right to Cure ...............  110

             Section 39.1 ............................................  110
             Section 39.2   Landlord's Failure to Pay Costs
                            of Initial Improvements ..................  112
             Section 39.3   Successor Liability ......................  113

Article 40.  Miscellaneous ...........................................  113

Article 41.  ICIP & LMEP Program .....................................  114

             Section 41.1   The Project; the Benefits ................  114
             Section 41.2   Requirements to Obtain Benefits ..........  115
             Section 41.3   Requirements in Respect of Contractors ...  116
             Section 41.4   Submetering ..............................  117
             Section 41.5   Tenant's Obtaining Direct Electric
                              Service ................................  117

Article 42.  Tenant's Shafts and Other Areas .........................  117

             Section 42.1   General ..................................  118
             Section 42.2   CNA Closet ...............................  119
             Section 42.3   Freight Elevator Lobby Space .............  120
             Section 42.4   Carlift Room .............................  121
             Section 42.5   Carlift Conveyor Shaft ...................  122
             Section 42.6   Fuel Oil Riser Shaft .....................  122
             Section 42.7   Pipe Space ...............................  123
             Section 42.8   Unused Exhaust Space .....................  123
             Section 42.9   Existing Kitchen Exhaust Space ...........  124
             Section 42.10  Fire Stair Riser Space ...................  125
             Section 42.11  Relocations by Tenant ....................  125
             Section 42.12  Other Provisions .........................  125
             Section 42.13  Telecommunications Points of Entry
             Section 42.14  Tenant's Fuel Tank .......................  126

                                    EXHIBITS

A.        Landlord
B.        Stacking Plan, Areas and Floor Plans
C.        Premises
D.        Floor Plans
E.        [Intentionally Omitted]
F.        Certificate of Occupancy
G.        Structural Reinforcement Work
H.        Pre-Approved Critical Trade Contractors
I.        Building Rules and Regulations
J.        Tenant's Security and Background Check Procedures
K.        Construction Rules and Regulations
L.        Elevator Specifications
M.        Cleaning Specifications
N.        Cleaning Contractors-- Initial Bid List
0.        Supplemental, Overtime and Sundry Services
P.        Consent to Assignment & Consent to Sublease
Q.        Form of Assumption
R.        Form of Mortgage Non-Disturbance Agreement
S.        Schedule of Existing Leases
T.        Roof Warranty
U.        Tenant's Messenger Facilities
AA.           Chilled Water Plant
BB.       Cooling Towers
CC.       Loadbank
DD.       Emergency Generator Plan
EE.       Goldman Sachs Emergency Switchgear Room
FF.       New' Communication Riser Location
GG.       Power Conduit Risers
HH.       Fuel Oil Piping Risers
II.       Chilled Water Piping Riser
JJ.       Stair Conduit Risers
KK.       Dish Antennae
LL.       Emergency Power Distribution Equipment Location
MM.       Dish Antennae Space
NN.       Telecommunication Point of Entry
00.       Basement Switchgear Room
PP.       Relocated Existing Kitchen Exhaust Flues
AAA.      Entry Provisions
BBB.      Pipe Erection and Other Work Provisions
CCC.      SSL Special Purpose Area Lease Provision
DDD.      Other Special Purpose Area Lease Provisions

                                 180 Maiden Lane
                              Table of Definitions

--------------------------------------------------------------------------------
                                                                 Lease    Lease
Defined Term                                                    Section    Page
--------------------------------------------------------------------------------
16th Floor Right                                                  34.6       100
--------------------------------------------------------------------------------
2nd Floor Special Purpose Area                                    34.1        93
--------------------------------------------------------------------------------
30 Day Tenant                                                     34.1        94
--------------------------------------------------------------------------------
3rd Floor Escalators                                              11.2        45
--------------------------------------------------------------------------------
3rd/4th Floor Special Purpose Area                                34.1        93
--------------------------------------------------------------------------------
41st Floor Machine Room                                           36.1       102
--------------------------------------------------------------------------------
41st Floor Special Purpose Area                                   34.1        93
--------------------------------------------------------------------------------
Acceptance Notice                                                 26.3        79
--------------------------------------------------------------------------------
Accepted Offer Space                                              26.3        80
--------------------------------------------------------------------------------
Actual Electric Cost Contribution                                 10.8        40
--------------------------------------------------------------------------------
Additional Metering Equipment                                     10.8        40
--------------------------------------------------------------------------------
Additional Rent Dispute Notice                                     4.5        18
--------------------------------------------------------------------------------
Alterations                                                        7.1        27
--------------------------------------------------------------------------------
Amortized Capital Improvement                                      4.1        11
--------------------------------------------------------------------------------
Applicable Laws                                                   15.1        64
--------------------------------------------------------------------------------
Applicable Portion                                                 2.3         4
--------------------------------------------------------------------------------
Applicable Price                                                  11.17       54
--------------------------------------------------------------------------------
Audit Period                                                       4.1         8
--------------------------------------------------------------------------------
Base Building                                                     11.14       52
--------------------------------------------------------------------------------
Base Building Closet Installations                                42.2       119
--------------------------------------------------------------------------------
Base Building Pipes                                               42.7       123
--------------------------------------------------------------------------------
Base Premises                                                      1.5         1
--------------------------------------------------------------------------------
Base Year Statement                                                4.6        18
--------------------------------------------------------------------------------
Basement Special Purpose Area                                     34.1        93
--------------------------------------------------------------------------------
BLS                                                               11.17       54
--------------------------------------------------------------------------------
Books and Records                                                 37.1       108
--------------------------------------------------------------------------------
Broker                                                            23          76
--------------------------------------------------------------------------------
Building Electricity                                              10.6        38
--------------------------------------------------------------------------------
Building Electricity Supplier                                     10.7        39
--------------------------------------------------------------------------------
Building Requirements                                             10.3        37
--------------------------------------------------------------------------------
Business Days                                                     11.1        43
--------------------------------------------------------------------------------
Business Hours                                                    11.1        43
--------------------------------------------------------------------------------
C&W                                                               23          76
--------------------------------------------------------------------------------
Cartlift Conveyor Shaft                                           42.5       122
--------------------------------------------------------------------------------
Cartlift Room                                                     42.4       121
--------------------------------------------------------------------------------
Cartlift Room Leased Floors                                       42.1       118
--------------------------------------------------------------------------------
Cartlift Room Leases                                              42.1       118
--------------------------------------------------------------------------------
Claims                                                             7.1        28
--------------------------------------------------------------------------------
Cleaning Costs                                                     4.1         9
--------------------------------------------------------------------------------
Cleaning Payment                                                   4.8        19
--------------------------------------------------------------------------------
CNA Closet                                                        42.2       119
--------------------------------------------------------------------------------
CNA Closet Installations                                          42.2       119
--------------------------------------------------------------------------------
ConEd                                                             10.6        38
--------------------------------------------------------------------------------
Continuing Premises                                               38         109
--------------------------------------------------------------------------------
Contractors                                                       41.3       116
--------------------------------------------------------------------------------
contractors, contractor                                            6.4        24
--------------------------------------------------------------------------------
CPI Factor                                                        11.17       54
--------------------------------------------------------------------------------
CPI-U                                                             11.17       54
--------------------------------------------------------------------------------
Critical Trade Contractors                                         6.4        24
--------------------------------------------------------------------------------
DBS                                                               41.3       116
--------------------------------------------------------------------------------

                                 180 Maiden Lane
                              Table of Definitions

--------------------------------------------------------------------------------
                                                                 Lease    Lease
Defined Term                                                    Section    Page
--------------------------------------------------------------------------------
Default Termination                                               18.2        69
--------------------------------------------------------------------------------
deliver, delivery                                                  2.3         5
--------------------------------------------------------------------------------
Delivery Date                                                      2.3         5
--------------------------------------------------------------------------------
Disputed Section 39.2 Amount                                      39.2       113
--------------------------------------------------------------------------------
DOF                                                               41.3       116
--------------------------------------------------------------------------------
Early Termination Date                                            38         109
--------------------------------------------------------------------------------
Early Termination Premises                                        38         110
--------------------------------------------------------------------------------
Electric Charge                                                   10.7        39
--------------------------------------------------------------------------------
Electrical Equipment                                              10.3        37
--------------------------------------------------------------------------------
Entry Provisions                                                  42.1       118
--------------------------------------------------------------------------------
Escalation Statement                                               4.1         9
--------------------------------------------------------------------------------
Estimated Repair Time                                             13.3        62
--------------------------------------------------------------------------------
Excess Cleaning Cost                                               4.8        19
--------------------------------------------------------------------------------
Excluded Cleaning Areas                                           11.6        48
--------------------------------------------------------------------------------
Executive Elevators                                               11.2        44
--------------------------------------------------------------------------------
Existing Building Generators                                      36.1       102
--------------------------------------------------------------------------------
Existing Bulkhead Enclosure                                       36.1       102
--------------------------------------------------------------------------------
Existing First Mortgage                                           16.3        66
--------------------------------------------------------------------------------
Existing Kitchen Exhaust Space                                    42.1       118
--------------------------------------------------------------------------------
Existing Mortgages                                                16.3        67
--------------------------------------------------------------------------------
Existing Second Mortgage                                          16.3        66
--------------------------------------------------------------------------------
Existing Special Purpose Area Use                                  5.1        21
--------------------------------------------------------------------------------
Expiration Date                                                    1.7         1
--------------------------------------------------------------------------------
Final ICIP Application                                            41.2       115
--------------------------------------------------------------------------------
Fire Stair Riser Space                                            42.10      125
--------------------------------------------------------------------------------
First Renewal Term                                                27.1        86
--------------------------------------------------------------------------------
Fixed Rent                                                         3.2         6
--------------------------------------------------------------------------------
Freight Elevator Hours                                            11.3        45
--------------------------------------------------------------------------------
Freight Elevator Lobby Leased Floors                              42.1       119
--------------------------------------------------------------------------------
Freight Elevator Lobby Leases                                     42.1       119
--------------------------------------------------------------------------------
Freight Elevator Lobby Space                                      42.3       120
--------------------------------------------------------------------------------
Fuel Oil Riser Shaft                                              42.6       122
--------------------------------------------------------------------------------
Full Premises Floor                                                2.1         4
--------------------------------------------------------------------------------
GS                                                                23          76
--------------------------------------------------------------------------------
Guarantor                                                         17.2        68
--------------------------------------------------------------------------------
hazardous materials                                               15.2        65
--------------------------------------------------------------------------------
Holidays                                                          11.1        43
--------------------------------------------------------------------------------
ICIP Benefits                                                     41.1       115
--------------------------------------------------------------------------------
ICIP Program                                                      41.1       115
--------------------------------------------------------------------------------
ICIP Work                                                         41.2       115
--------------------------------------------------------------------------------
ICIP/LMEP Submissions                                             41.2       115
--------------------------------------------------------------------------------
Index                                                             11.17       54
--------------------------------------------------------------------------------
Interest Rate                                                      4.5        18
--------------------------------------------------------------------------------
Kitchens                                                           9.3        34
--------------------------------------------------------------------------------
Land                                                               1.1         1
--------------------------------------------------------------------------------
Landlord Cleaned Building Area                                     4.1         9
--------------------------------------------------------------------------------
Landlord Cleaned Premises Area                                     4.1         9
--------------------------------------------------------------------------------
Landlord Failure                                                  39.1       110
--------------------------------------------------------------------------------
Landlord Indemnitees                                               7.1        28
--------------------------------------------------------------------------------
Landlord Monthly Payments                                         25.1        77
--------------------------------------------------------------------------------

                                 180 Maiden Lane
                              Table of Definitions

--------------------------------------------------------------------------------
                                                                 Lease    Lease
Defined Term                                                    Section    Page
--------------------------------------------------------------------------------
Landlord's Determination                                          26.10       83
--------------------------------------------------------------------------------
Landlord's Exercise Deadline Date                                 26.2        79
--------------------------------------------------------------------------------
Landlord's Final Determination                                    27.4        89
--------------------------------------------------------------------------------
Landlord's Initial Determination                                  27.4        88
--------------------------------------------------------------------------------
Landlord's Low Rise Elevator Cost Contribution                    11.2        44
--------------------------------------------------------------------------------
Landlord's Offer Notice                                           37.1       107
--------------------------------------------------------------------------------
Landlord's Work                                                    2.6         6
--------------------------------------------------------------------------------
lease                                                             26.1        79
--------------------------------------------------------------------------------
LMEP Application                                                  41.2       115
--------------------------------------------------------------------------------
LMEP Benefits                                                     41.1       115
--------------------------------------------------------------------------------
LMEP Program                                                      41.1       115
--------------------------------------------------------------------------------
Minimum Price                                                     37.2       108
--------------------------------------------------------------------------------
Multi-Full Floor Contiguous Block                                 26.3        80
--------------------------------------------------------------------------------
New Bulkhead Enclosure                                            36.1       102
--------------------------------------------------------------------------------
Newmark                                                           23          76
--------------------------------------------------------------------------------
Nomura                                                             2.3         5
--------------------------------------------------------------------------------
Non-Compliant Party                                               41.3       116
--------------------------------------------------------------------------------
Notice of Landlord Failure                                        39.1       110
--------------------------------------------------------------------------------
OCS                                                               41.3       116
--------------------------------------------------------------------------------
Offer                                                             37.1       107
--------------------------------------------------------------------------------
Offer Notice                                                      26.2        79
--------------------------------------------------------------------------------
Offer Price                                                       37.2       108
--------------------------------------------------------------------------------
Offer Space                                                       26.2        79
--------------------------------------------------------------------------------
Offer Space Appraiser                                             26.10       84
--------------------------------------------------------------------------------
Offer Space Commencement Date                                     26.6        81
--------------------------------------------------------------------------------
Offer Space Fair Market Rent                                      26.9        82
--------------------------------------------------------------------------------
Offer Space Initial Cleaning Cost                                 26.9        83
--------------------------------------------------------------------------------
Office Area Renewal Fixed Rent                                    27.3        87
--------------------------------------------------------------------------------
Operating Costs                                                    4.1         9
--------------------------------------------------------------------------------
Original Applicable Price                                         11.17       54
--------------------------------------------------------------------------------
Other Special Purpose Area Lease Provision                        34.1        94
--------------------------------------------------------------------------------
Other Tenants                                                     34.1        94
--------------------------------------------------------------------------------
Partial Accepted Offer Space                                      26.7        81
--------------------------------------------------------------------------------
Partial Premises Floor                                             2.1         4
--------------------------------------------------------------------------------
Pipe Erection and Other Work Provisions                           42.1       118
--------------------------------------------------------------------------------
Pipe Space                                                        42.7       123
--------------------------------------------------------------------------------
plans and specifications                                           6.2        23
--------------------------------------------------------------------------------
Preliminary ICIP Application                                      41.2       115
--------------------------------------------------------------------------------
Prime Rate                                                        19.1        70
--------------------------------------------------------------------------------
procuring party                                                   22.6        74
--------------------------------------------------------------------------------
Prohibited Occupant                                                5.3        22
--------------------------------------------------------------------------------
Project                                                           41.1       115
--------------------------------------------------------------------------------
Property                                                          37.1       108
--------------------------------------------------------------------------------
Property Information                                              37.1       107
--------------------------------------------------------------------------------
Proposed Sublease Expiration Date                                 12.2        56
--------------------------------------------------------------------------------
Proposed Sublease Premises                                        12.2        56
--------------------------------------------------------------------------------
Real Estate Taxes                                                  4.1        16
--------------------------------------------------------------------------------
Recapture Provision                                               26.2        79
--------------------------------------------------------------------------------
Records Retention Deadline                                         4.1        16
--------------------------------------------------------------------------------
Registers Office                                                  16.3        66
--------------------------------------------------------------------------------

                                 180 Maiden Lane
                              Table of Definitions

--------------------------------------------------------------------------------
                                                                 Lease    Lease
Defined Term                                                    Section    Page
--------------------------------------------------------------------------------
Related Party                                                     12.8        60
--------------------------------------------------------------------------------
Renewal Notice                                                    27.1        86
--------------------------------------------------------------------------------
Renewal Option                                                    27.1        85
--------------------------------------------------------------------------------
Renewal Premises                                                  27.1        86
--------------------------------------------------------------------------------
Renewal Term                                                      27.1        85
--------------------------------------------------------------------------------
Renewal Term Appraiser                                            27.4        89
--------------------------------------------------------------------------------
Renewal Term Fair Market Rent                                     27.3        87
--------------------------------------------------------------------------------
Renewal Term Initial Cleaning Cost                                27.3        88
--------------------------------------------------------------------------------
Rent                                                               3.1         6
--------------------------------------------------------------------------------
Scheduled Delivery Date                                            2.3         4
--------------------------------------------------------------------------------
Scheduled Offer Space Delivery Date                               26.2        79
--------------------------------------------------------------------------------
Second Renewal Term                                               27.1        86
--------------------------------------------------------------------------------
Section 39.2 Advance                                              39.2       112
--------------------------------------------------------------------------------
Section 39.2 Demand Amount                                        39.2       112
--------------------------------------------------------------------------------
Section 39.2 Demand Notice                                        39.2       112
--------------------------------------------------------------------------------
Section 39.2 Dispute Notice                                       39.2       112
--------------------------------------------------------------------------------
Secure Area                                                        7.1        26
--------------------------------------------------------------------------------
Selected Removal Bid                                               9.3        34
--------------------------------------------------------------------------------
Single Tenant Floors                                              42.2       120
--------------------------------------------------------------------------------
Special Installations                                              9.3        34
--------------------------------------------------------------------------------
Special Purpose Area                                              34.1        93
--------------------------------------------------------------------------------
Special Purpose Area Right                                        34.1        94
--------------------------------------------------------------------------------
Special Purpose Elevator                                          11.2        45
--------------------------------------------------------------------------------
SSL Special Purpose Area Lease Provision                          34.1        94
--------------------------------------------------------------------------------
Switch                                                            10.5        37
--------------------------------------------------------------------------------
Tenant ID Card                                                    11.15       52
--------------------------------------------------------------------------------
Tenant Indemnitees                                                 7.2        29
--------------------------------------------------------------------------------
Tenant's Acceptance                                               37.1       108
--------------------------------------------------------------------------------
Tenants Antenna Equipment                                         36.2       105
--------------------------------------------------------------------------------
Tenant's Antennas                                                 36.2       105
--------------------------------------------------------------------------------
Tenant's Building Equipment                                        7.3        30
--------------------------------------------------------------------------------
Tenant's CCTV Equipment                                           36.3       106
--------------------------------------------------------------------------------
Tenants Cleaning Share                                             4.1         9
--------------------------------------------------------------------------------
Tenant's Cooling Plant                                            36.1       103
--------------------------------------------------------------------------------
Tenant's Cooling Tower                                            36.1       103
--------------------------------------------------------------------------------
Tenant's Dedicated Switches                                       10.5        37
--------------------------------------------------------------------------------
Tenant's Determination                                            26.10       83
--------------------------------------------------------------------------------
Tenant's Electrical Equipment                                     36.1       103
--------------------------------------------------------------------------------
Tenant's Electrical Work                                          10.5        37
--------------------------------------------------------------------------------
Tenant's Final Determination                                      27.4        89
--------------------------------------------------------------------------------
Tenant's Generator Plant                                          36.1       103
--------------------------------------------------------------------------------
Tenant's Generators                                               36.1       102
--------------------------------------------------------------------------------
Tenant's Initial Determination                                    27.4        88
--------------------------------------------------------------------------------
Tenant's Loadbank                                                 36.1       103
--------------------------------------------------------------------------------
Tenant's Loading Dock Area                                        36.6       107
--------------------------------------------------------------------------------
Tenants Low Rise Elevator Work                                    11.2        44
--------------------------------------------------------------------------------
Tenant's Low Rise Elevator Work Costs                             11.2        44
--------------------------------------------------------------------------------
Tenants Mechanical Equipment                                      36.1       103
--------------------------------------------------------------------------------
Tenants Self-Help Notice                                          39.1       111
--------------------------------------------------------------------------------
Tenant's Self-Help Right                                          39.1       111
--------------------------------------------------------------------------------

                                 180 Maiden Lane
                              Table of Definitions

--------------------------------------------------------------------------------
                                                                 Lease    Lease
Defined Term                                                    Section    Page
--------------------------------------------------------------------------------
Tenant's Shafts                                                   42.1       118
--------------------------------------------------------------------------------
Tenants Termination Option                                        38         109
--------------------------------------------------------------------------------
Termination Fee                                                   38         110
--------------------------------------------------------------------------------
Termination Notice                                                38         109
--------------------------------------------------------------------------------
Underlying Lease                                                  16.1        65
--------------------------------------------------------------------------------
Underlying Mortgage                                               16.1        65
--------------------------------------------------------------------------------
untenantable                                                      13.1        61
--------------------------------------------------------------------------------
Unused Exhaust Space                                              42.8       123
--------------------------------------------------------------------------------
Year 2000 Compliant, Year 2000 Compliance                          7.3        31
--------------------------------------------------------------------------------

            LEASE, dated as of July 16, 1998, between TCC ACQUISITION CORP., as agent for the companies listed on Exhibit A, having an office at 180 Maiden Lane, New York, New York 10038 ("Landlord"), and THE GOLDMAN SACHS GROUP, L.P., a Delaware limited partnership, having an office at 85 Broad Street, New York, New York 10004 ("Tenant").

            Article 1. Basic Lease Provisions.

            1.1   Building:

                  The Building located on the parcel of land (the "Land") having as an address 180 Maiden Lane, New York, New York 10038.

            1.2   Rentable Area of the Building (excluding Basement):

                  1,091,570 rentable square feet. Attached as Exhibit B is a stacking plan showing the rentable, useable, and gross area of each floor of the Building, and typical floor plans of a Full Premises Floor in the mid-rise elevator bank and of a Full Premises Floor in the high rise elevator bank.

            1.3   Premises:

                  as set forth on the listing attached as Exhibit C and as shown on Exhibit D.

            1.4   Effective Date of Lease:

                  The date first-above written.

            1.5   Last Delivery Date:

                  The Delivery Date of the last to be delivered of the 4th Floor Office Area and floors 6-16 (the 4th Floor Office Area and floors 6-16 being together referred to as the "Base Premises").

            1.6   Term Commencement Date:

                  The first Delivery Date.

            1.7   Initial Expiration Date:

                  The last day of the calendar month during which occurs the fifteenth (15th) anniversary of the Last Delivery Date. As used in this Lease the term "Expiration Date" shall refer to the Initial Expiration Date or, if any Renewal Option provided for in Article 27 is duly and validly exercised, the expiration date of the applicable Renewal Term.

            1.8   Rent Commencement Date:

                  With respect to each Applicable Portion of the Premises delivered to Tenant, seven (7) months after the Delivery Date of such Applicable Portion.

            1.9   Rent:

                  (a) Fixed Rent for Office Areas (as more particularly described in Section 3.2):

                  Years (From Last                   Annual Rate per
                  Delivery Date(1))                rentable square foot
                  -----------------                --------------------
                  1-5                                    $37.50
                  6-10                                   $39.50
                  11-15                                  $44.00

                  (b) Fixed Rent for Special Purpose Areas (as more particularly described in Section 3.2):

                  Years (From Last                   Annual Rate per
                  Delivery Date(2))                rentable square foot
                  -----------------                --------------------
                  1-5                                    $20.00
                  6-10                                   $21.00
                  11-15                                  $23.25

                  (c) Fixed Rent for Non-Office Areas (as more particularly described in Section 3.2):

                  Years (From Last                   Annual Rate per
                  Delivery Date(3))                rentable square foot
                  -----------------                --------------------
                  1-5                                    $18.75
                  6-10                                   $19.75
                  11-15                                  $22.00

                  (d) Additional Rent

----------
(1) Section 3.2 provides that floors delivered prior to the Last Delivery Date shall have Fixed Rent payable at $37.50 per rentable square foot, subject to the applicable Rent Abatement Period.

(2) Section 3.2 provides that floors delivered prior to the Last Delivery Date shall have Fixed Rent payable at $20.00 per rentable square foot, subject to the applicable Rent Abatement Period.

(3) Section 3.2 provides that floors delivered prior to the Last Delivery Date shall have Fixed Rent payable at $18.75 per rentable square foot, subject to the applicable Rent Abatement Period.

                  Additional Rent: All sums, others than Fixed Rent, which are due and payable to Landlord by Tenant under this Lease.

            1.10  Rent Abatement Period:

                  With respect to any Applicable Portion of the Premises, the period commencing on the Delivery Date of such Applicable Portion and ending on the day preceding the Rent Commencement Date with respect to such Applicable Portion.

            1.11  Base Year:

                  1999 calendar year.

            1.12  Tenant's Proportionate Share:

                  At any time, the percentage which has been calculated by dividing the total number of rentable square feet of the Office Area and the Special Purpose Areas other those in the Basement which has been delivered to Tenant by the total Rentable Area of the Building.

            1.13  Special Purpose Areas:

                  As defined in Article 34.

            1.14  Non-Office Areas:

                  Basement Spaces "I", "G" & "M"
                  the 1,208 rentable square foot portion of the 28th floor the 1.2 19 rentable square foot portion of the 26th floor

            1.15  Office Areas:

                  All portions of the Premises other than the Special Purpose Areas and the Non-Office Areas.

            1.16  Renewal Terms:

                  Two (2) additional periods of five (5) years each, subject to the provisions of Article 27 of this Lease.

            1.17  Landlord Address for Notices:

                  TCC Acquisition Corp., as Agent
                  c/o The Continental Insurance Company
                  CNA Plaza
                  333 S. Wabash - 14 North
                  Chicago, Illinois 60685
                  Attention: Corporate Real Estate

            1.18  Tenant Address for Notices:

                  General Counsel
                  The Goldman Sachs Group, L.P.
                  85 Broad Street
                  New York, New York 10004
                  Attention: Elaine S. Laurence

                  AND

                  General Services -- Lease Administration
                  The Goldman Sachs Group, L.P.
                  85 Broad Street
                  New York, New York 10004
                  Attention: Marlene G. Krammer

            1.19  Initial Improvements Agreement:

                  the Initial Improvements Agreement of even date herewith between Landlord and Tenant.

            Article 2. Demise of Premises; Term.

            2.1 Landlord hereby leases and demises to Tenant, and Tenant hereby hires and takes from Landlord, upon and subject to the covenants, agreements, terms, provisions and conditions of this Lease, the Premises. For the purposes of this Lease: the term "Full Premises Floor" shall mean any floor of the Building on or above the mezzanine level all of the leasable area of which is leased to Tenant, and the term "Partial Premises Floor" shall mean any floor of the Building on or above the mezzanine level some but not all of the leasable area of which is leased to Tenant.

            2.2 This Lease is effective on the Effective Date. The term shall commence on the Term Commencement Date and shall end at 11:59 p.m. on the Expiration Date, or on such earlier date upon which the term may expire or be terminated pursuant to any of the conditions of limitation or other provisions of this Lease or pursuant to law.

            2.3 Landlord agrees to deliver the Premises, or portions thereof, in accordance with the dates set forth in Exhibit C under the column heading "Scheduled Delivery Date" (each floor, or a portion of a floor as described in Exhibit C shall be deemed an "Applicable Portion"), and may deliver any Applicable Portion to Tenant on any date earlier than the Scheduled Delivery Date of such Applicable Portion, upon sixty (60) days' notice to Tenant of such earlier delivery date. Prior to delivering the 16th floor, the 37th floor or the 40th floor Landlord shall complete Landlord's Work (as hereinafter defined) with respect thereto. As used in this Lease the term "Delivery Date" with respect to any

Applicable Portion shall mean the date of the actual delivery thereof; provided, however, that in the case of the 16th floor, the 37th floor or the 40th floor the term "Delivery Date" shall mean the later of (i) the date of the actual delivery thereof, and (ii) the date of completion of Landlord's Work with respect thereto. As used herein, the phrase "deliver" or "delivery" shall refer to delivery to Tenant of vacant possession. Landlord represents to Tenant that (except as provided in the next paragraph), pursuant to the terms thereof or the terms of other written agreements now in effect, each lease now covering any Applicable Portion will expire or terminate on or prior to Scheduled Delivery Date relative to such Applicable Portion, it being understood that (i) no holding over by any tenant beyond such expiration or termination shall give rise to or constitute a breach of the representation set forth in this sentence, and
(ii) the provisions of Section 2.5 below shall not be applicable to any breach of such representation.

            Landlord has not yet obtained surrender agreements from the tenant of the 22nd floor or from space E on the 21st floor. If the Delivery Date of the 22nd floor does not occur on or before January 1, 1999 Tenant shall have the right, by giving notice to Landlord prior to such Delivery Date, to revoke its leasing of the 22nd floor pursuant to this Article 2. If the Delivery Date of such space E does not occur on or before January 1, 1999 Tenant shall have the right, by giving notice to Landlord prior to such Delivery Date, to revoke its leasing of space E pursuant to this Article 2.

            Tenant acknowledges that Nomura Capital Management, Inc. ("Nomura") has an option to lease space C on the 26th floor exercisable on or before February 1, 2007 for delivery to Nomura no later than August 1, 2007. If Nomura exercises such option, Landlord shall promptly notify Tenant and the term of this Lease shall expire with respect such space C on July 31, 2007.

            2.4 Within thirty (30) days after the Delivery Date with respect to any Applicable Portion, at the request of the other party, Landlord and Tenant shall execute a mutually acceptable instrument specifying the exact calendar dates of the Term Commencement Date, the Delivery Date of such Applicable Portion, the Rent Commencement Date with respect to such Applicable Portion, Tenant's Proportionate Share following the Delivery Date and, following the Last Delivery Date, the Initial Expiration Date.

            2.5 Pursuant to Section 223-a of the Real Property Law of the State of New York and notwithstanding any other law of like import now or hereafter in force, the parties hereto expressly provide that, if any Applicable Portion of the Premises are not available for delivery to Tenant on the Scheduled Delivery Date, Tenant shall not have any claim against Landlord, except as described in
Section 3.5, nor any right to rescind this Lease. Landlord shall use commercially reasonable efforts, including commencing eviction proceedings and diligently prosecuting the same to completion, at Landlord's cost and expense, to obtain possession of any Applicable Portion that is not available for delivery to Tenant on the Scheduled Delivery Date by reason of the holding over in the space by a prior tenant thereof.

            2.6 Subject to the Initial Improvements Agreement, Landlord shall deliver, and Tenant shall accept each Applicable Portion in its present "as is condition, subject to reasonable wear and tear between the Effective Date and the Delivery Date of such Applicable Portion, except (i) for latent defects,
(ii) that prior to the delivery of the 16th floor, Landlord shall have performed all of the demolition work required by Article 34, (iii) that prior to the delivery of the 37th floor Landlord shall have demolished all of the improvements therein, including the existing staircase, and filled in and restored the floor slabs above and below, and (iv) that prior to the delivery of the 40th floor Landlord shall have demolished the existing staircase and filled in and restored the floor slabs above and below (the work described in clauses
(ii), (iii) and (iv) being herein called "Landlord's Work"). Notwithstanding the foregoing, within sixty (60) days after the delivery of any Applicable Portion, Landlord, at Landlord's expense, shall refurbish the perimeter single finned pipe radiation units serving such Applicable Portion as required for efficient heating and otherwise in good working order and condition, all to the reasonable satisfaction of Tenant.

            Article 3. Rent.

            3.1 Except as otherwise provided herein, Tenant shall pay the Fixed Rent and Additional Rent as and when the same shall become due and payable, to Landlord, at its office in the United States of America, or at any other place or places in the United States of America as Landlord shall designate to Tenant, in cash or by check payable to Landlord in United States currency, without demand therefor and without any setoff or deduction whatsoever. The Fixed Rent and the Additional Rent are collectively referred to from time to time as the "Rent."

            3.2 The rent reserved under this Lease for the term hereof shall be and consist of Fixed Rent payable as follows ("Fixed Rent") with respect to each Applicable Portion delivered to Tenant in accordance with this Lease:

with respect to the Office Areas:

            (i) Commencing on the Delivery Date for each Applicable Portion and continuing through the date which is the fifth (5th) anniversary of the Last Delivery Date, Fixed Rent shall be payable at the rate of $37.50 per rentable square foot per annum; and

            (ii) Commencing on the date following the fifth (5th) anniversary of the Last Delivery Date and continuing through the date which is the tenth
      (10th) anniversary of the Last Delivery Date, Fixed Rent shall be payable at the rate of $39.50 per rentable square foot per annum; and

            (iii) Commencing on the date following the tenth (10th) anniversary of the Last Delivery Date and continuing through the Initial Expiration Date, Fixed Rent shall be payable at the rate of $44.00 per rentable square foot per annum.

with respect to the Special Purpose Areas:

            (iv) Commencing on the Delivery Date for each Applicable Portion and continuing through the date which is the fifth (5th) anniversary of the Last Delivery Date, Fixed Rent shall be payable at the rate of $20.00 per rentable square foot per annum; and

            (v) Commencing on the date following the fifth (5th) anniversary of the Last Delivery Date and continuing through the date which is the tenth
      (10th) anniversary of the Last Delivery Date, Fixed Rent shall be payable at the rate of $21.00 per rentable square foot per annum; and

            (vi) Commencing on the date following the tenth (10th) anniversary of the Last Delivery Date and continuing through the Initial Expiration Date, Fixed Rent shall be payable at the rate of $23.25 per rentable square foot per annum.

with respect to the Non-Office Areas:

            (vii) Commencing on the Delivery Date for each Applicable Portion and continuing through the date which is the fifth (5th) anniversary of the Last Delivery Date, Fixed Rent shall be payable at the rate of $18.75 per rentable square foot per annum; and

            (viii) Commencing on the date following the fifth (5th) anniversary of the Last Delivery Date and continuing through the date which is the tenth (10th) anniversary of the Last Delivery Date, Fixed Rent shall be payable at the rate of $19.75 per rentable square foot per annum; and

            (ix) Commencing on the date following the tenth (10th) anniversary of the Last Delivery Date and continuing through the Initial Expiration Date, Fixed Rent shall be payable at the rate of $22.00 per rentable square foot per annum.

            3.3 Fixed Rent shall be payable in equal monthly installments in advance on the first day of each and every calendar month throughout the term, except that commencing on the Delivery Date for each Applicable Portion, Fixed Rent shall be abated for the Rent Abatement Period.

            3.4 Commencing upon the Delivery Date for each Applicable Portion, Tenant shall pay Landlord for the electricity provided to the Premises pursuant to Article 9 of this Lease.

            3.5 Notwithstanding the foregoing, in the event that Landlord shall fail to deliver any Applicable Portion of the Base Premises or the Special Purpose Areas on or before the thirtieth (30th) day following the Scheduled Delivery Date for such Applicable Portion (as postponed by Section 34.1 if applicable) for any reason other than force majeure delays, then for each day on or after such thirtieth (30th) day until the Delivery Date of such Applicable Portion of the Base Premises or the Special Purposes Areas, the Rent Commencement Date for such Applicable Portion shall be postponed by two days for each day, commencing with the thirtieth (30th) day following the Scheduled Delivery Date until the Delivery Date for such Applicable Portion.

            3.6 In the event the Fixed Rent or Additional Rent or any part thereof required to be paid by Tenant under the provisions of this Lease during the term become uncollectible or shall be reduced or required to be reduced or refunded by virtue of any Federal, state, county or city law, order or regulation, or any direction of a public officer or body pursuant to law, or the orders, rules, codes or regulations of any public or private organization or entity in the nature of rent control or rent regulation, then Landlord, at its option, may at any time thereafter terminate this Lease by not less than ninety
(90) days' written notice to Tenant on a date set forth in the notice. Upon such termination this Lease and the Term hereof shall terminate and come to an end as of the date fixed in the notice as if that date were the Expiration Date. Notwithstanding the foregoing, Landlord shall not have the right to terminate this Lease, if within the ninety (90) day period Tenant agrees in writing that:
(a) the Rent herein reserved is a reasonable rental and agrees to continue to pay the rentals to the extent legally enforceable, and (b) upon the expiration or other legal termination of the applicable period of time during which any amounts shall be uncollectible, reduced or refunded, the Fixed Rent and Additional Rent shall become and shall thereafter be payable in accordance with the amounts reserved herein for the periods following such expiration or termination, and (c) upon the expiration or other legal termination of the applicable period of time during which any amounts shall be uncollectible, reduced or refunded, Tenant shall pay to Landlord as Additional Rent, within sixty (60) days after demand, all uncollected, reduced or refunded amounts that would have been payable, absent such law, order, regulation, direction, rule or code, provided that it is then legally permissible for Landlord to collect and Tenant to pay all such amounts.

            Article 4. Tax, Operating Costs and Cleaning Cost.

            4.1 Definitions. As used in this Article:

            (a) "Audit Period" with respect to the Escalation Statement relative to any Lease Year shall mean the five year period commencing upon the delivery of such Escalation Statement to Tenant.

            (b) "Cleaning Costs" shall mean, for any period, the costs of cleaning all office floors of the Building above the mezzanine level of the Building (including the common areas on such floors) excluding any Full Premises Floors cleaned by Tenant pursuant to pursuant to Section
      11.7 (the "Landlord Cleaned Building Area"); provided, however, that "Cleaning Costs" shall not include any of the costs referred to in clause
      (2) through (31) of Section 4.1(g).

            (c) "Tenant's Cleaning Share" shall mean, for any period, a fraction

                  (i) the numerator of which is the total number of rentable square feet of the Premises cleaned by Landlord pursuant to clause
            (b) and (c) of Section 11.6 during said period (the "Landlord Cleaned Premises Area"), and

                  (ii) the denominator of which is the Landlord Cleaned Building
            Area during said period.

            (d) "Escalation Statement" shall mean a statement setting forth the amount payable by Tenant for a specified Lease Year pursuant to this Article, including a reasonably detailed statement of Real Estate Taxes for such Lease Year and Operating Costs for such Lease Year in form reasonably acceptable to Tenant.

            (e) "Lease Year" shall mean each calendar year in which any part of the term of this Lease occurs and, in the case of a Default Termination of this Lease, in which any part of the term of this Lease would have occurred except for such Default Termination.

            (f) "Operating Costs" shall mean the aggregate of all expenses of operating, maintaining, and repairing the Building and the plazas, sidewalks and curbs adjacent thereto, including, but not limited to, the following:

                  (1) the replacement of worn-out equipment, facilities and
            installations;

                  (2) steam, water, fuel and other utilities;

                  (3) heat, air conditioning and ventilation;

                  (4) refuse and rubbish removal, window cleaning, janitorial and exterminating services;

                  (5) electricity for, and painting of, the public or common areas of the Building;

                  (6) security;

                  (7) cleaning services with respect to (i) the common areas of the Building on or below the mezzanine level of the Building, and
            (ii) the fire stairs and the windows of the Building (both the interior and exterior thereof);

                  (8) gardening and other landscaping services;

                  (9) insurance (including rental income insurance);

                  (10) uniforms and supplies;

                  (11) sale or use taxes on supplies or services;

                  (12) payroll taxes, wages and salaries of all persons engaged in the operation, maintenance and repair of the Building and the plazas, sidewalks and curbs adjacent thereto and so-called fringe benefits, including social security taxes, unemployment taxes, worker's compensation, coverage for disability benefits, contributions to any pension, hospitalization, welfare or retirement plans or any other similar or like expenses incurred under the provisions of any collective bargaining agreement and any other amount incurred to provide benefits for employees engaged in the operation, maintenance and repair of the Building and the plazas, sidewalks and curbs adjacent thereto;

                  (13) fees for management services provided by an independent management company or by Landlord, in either case, not to exceed, in any Lease Year, including the Base Operating Year, an amount that would be a reasonable and customary management fee paid to a management company not affiliated with Landlord and that would result from competitive bidding in an arms' length transaction for buildings similar to the Building located in the vicinity of the Building;

                  (14) the annual amortization over the useful life thereof of costs, including financing costs (if any) incurred by Landlord, of any equipment or device for, or capital improvement to, the Building installed or paid for by Landlord on or after

                        (i) the date hereof (in the case of the determination of Operating Costs for the purpose of computing the amount payable by Tenant under this Article 4 with respect to any Applicable Portion), or

                        (ii) the applicable Offer Space Commencement Date (in the case of the determination of Operating Costs for the purpose of computing the amount payable by Tenant under this Article 4 with respect to any Accepted Offer Space)

            (the equipment, device or capital improvement being herein called an "Amortized Capital Improvement") that is either intended as a labor-saving measure or to effect other economies in the operation or maintenance of the Building (but not, in either case, in any Lease Year with respect to any Amortized Capital Improvement an amount in excess of the actual savings in Operating Costs resulting in such Lease Year from such Amortized Capital Improvement) or that is required to comply with any laws, rules or regulations of any governmental authority having jurisdiction enacted after

                        (i) the date hereof (in the case of the determination of Operating Costs for the purpose of computing the amount payable by Tenant under this Article 4 with respect to any Applicable Portion), or

                        (ii) the applicable Offer Space Commencement Date (in the case of the determination of Operating Costs for the purpose of computing the amount payable by Tenant under this Article 4 with respect to any Accepted Offer Space);

                  (15) the charges of any independent contractor who under a contract does any of the work of operating and maintaining the Building or any of the plazas, sidewalks or curbs adjacent thereto, provided that any such contract shall be competitively bid or the cost thereof shall not exceed an amount that would result if the contract were competitively bid;

                  (16) legal and accounting fees and disbursements;

                  (17) liabilities, damages, awards and judgments including
            interest thereon, paid or incurred by Landlord and arising from the ownership, operation, maintenance and repair of the Building and the plazas, sidewalks and curbs adjacent thereto (excluding specifically
            (a) all liabilities, damages, awards and judgments for injury or death to persons and for property damage arising from ownership, operation, maintenance and repair of the Building and the plazas, sidewalks and curbs adjacent thereto, or (b) all liabilities, damages, awards and judgments on account of any breach or violation of any tenant's lease); and

                  (18) any other expense or charge of any nature whatsoever, whether or not herein mentioned that would, under generally accepted accounting principles, be construed as an operating expense.

            If during any period for which the Operating Costs are being computed, including the Base Operating Year, Landlord is not for all or any part of such period furnishing any particular work or service (the cost of which if performed by Landlord would constitute an Operating Cost) to more than five percent (5%) of the rentable portion of the office area in the Building due to the fact that more than five percent (5%) of the rentable portion of the office area of the Building is not leased to a tenant or that Landlord is not obligated to perform the work or service in that portion, then the amount of the Operating Costs for that period shall be deemed, for the purposes of this Article, to be increased by an amount equal to the additional Operating Costs that reasonably would have been incurred during that period by Landlord if it had at its own expense furnished the work or service to ninety-five percent (95%) of the rentable portion of the office area in the Building.

            (g) Notwithstanding anything to the contrary in this Lease, the term "Operating Costs" shall not include any of the following:

                  (1) all costs of cleaning (including costs includable under any subsection of Section 4.1(f) with respect to cleaning) any portion of the Building other than (i) the common areas of the Building on or below the mezzanine level of the Building, (ii) the fire stairs of the Building, or (iii) the windows of the Building (both the interior and the exterior thereof);

                  (2) Real Estate Taxes, franchise, transfer, inheritance or capital stock taxes or taxes imposed upon or measured by the income or profits of Landlord;

                  (3) the cost of any item that is, or should in accordance with generally accepted accounting principles be, capitalized on the books of Landlord (except as provided in Section 4.1(f)(14));

                  (4) the cost of any electricity or steam furnished to the
            Premises or any other leasable space in the Building whether vacant or demised to other tenants; the cost of any work or service furnished for a tenant of space in the Building (including Tenant) at that tenant's cost and expense;

                  (5) any cost to the extent that Landlord is reimbursed
            therefor out of insurance proceeds or otherwise, or for which Landlord would be reimbursed under a standard "all risk" policy that an owner of a building similar to the Building would typically carry containing a deductible limit not exceeding the deductible limit that an owner of a building similar to the Building would typically carry;

                  (6) leasing commissions or advertising expenses incurred in leasing or procuring tenants for the Building and legal expenses incurred in preparing leases for tenants or in enforcing the terms of any lease;

                  (7) legal fees, expenses and disbursements (other than those reasonably incurred in connection with the maintenance and operation of the Building), including, without limitation those incurred in connection with leasing, sales, financing or refinancing;

                  (8) the cost of overtime heating, ventilating and air
            conditioning furnished to the Premises or any other space leased to tenants;

                  (9) depreciation and amortization, except as provided in
            Section 4.1(f)(14);

                  (10) interest on and amortization of debts, except as provided in Section 4.1(f)(14);

                  (11) the cost of improvements, installations and decorations made in connection with preparing space for any tenant or occupant or renovating space for any existing tenant or occupant, including permit, license and inspection fees and any contribution by Landlord to the cost of any such improvements, installations and decorations;

                  (12) financing and refinancing costs; and any costs incurred in connection with the sale of the Building or the making or assignment of any underlying or ground lease;

                  (13) the cost of any work or service (or level or amount
            thereof) provided to any tenant or occupant of the Building (including Tenant) which is in excess of the work or service (or level or amount thereof) which Landlord is required by this Lease to furnish to Tenant without separate or additional charge (including without limitation the costs of all overtime HVAC, supplemental HVAC, supplemental chilled water, supplemental condenser water, special or supplemental cleaning (it being understood that the term "special or supplemental cleaning" shall include all cleaning (in the Premises or in any other leasable area of the Building) of the type excepted from Landlord's cleaning obligation under clause (ii) to the proviso to the first paragraph of Section 11.6), and overtime freight elevator service);

                  (14) interest, fines and penalties resulting from the
            violation by Landlord or any tenant or occupant of the Building of any laws or requirements of legal authorities;

                  (15) costs and expenses incurred in connection with procuring tenants, including lease concessions, landlord contributions and allowances, lease takeover or rental assumption obligations;

                  (16) costs resulting from any judgement, settlement or
            arbitration award against Landlord (including any thereof for bodily or personal injury or property damage) and attorneys fees and disbursements and other costs incurred in connection with the defense of any claim or action against Landlord;

                  (17) costs of the type described in Section 4.1 (f)(12)
            relative to any personnel above the grade of Building Manager;

                  (18) amounts payable under any ground or underlying lease;
            provided, however, that this subsection shall not be deemed to exclude from Operating Costs any amount payable under any such lease which is otherwise included in and not otherwise excluded from Operating Costs;

                  (19) the excess, if any of (i) any sums paid or incurred to affiliates of Landlord or to, or to the affiliates of, the managing agent of the Building for goods, services or other items the costs of which are includable in Operating Costs, over (ii) the sums which would have been paid or incurred therefor if the same had been furnished by unaffiliated third-parties on a competitive bid basis;

                  (20) any compensation paid to clerks, attendants or other
            persons in commercial concessions;

                  (21) advertising and promotional expenses;

                  (22) interest, charges and penalties resulting from the late payment of any Operating Costs;

                  (23) costs incurred in connection with the removal,
            encapsulation, enclosure, handling or other treatment of any hazardous material or substance;

                  (24) the costs of purchasing sculptures, paintings or other works of art for the Building or its plaza in excess of amounts that reasonable owners of comparable buildings would spend for decorating the common areas of such buildings;

                  (25) legal fees, expenses and disbursements relating (A) to enforcement of leases, recovery of possession, or collection of rent, (B) to disputes with tenants or occupants, or prospective tenants or occupants, or real estate brokers, (C) to disputes with purchasers or lenders or ground or underlying lessors, (D) to negotiations of leases, contracts of sale or mortgages or sale or finance documents, or (E) to the defense of any claim the payment of which would not constitute an Operating Cost;

                  (26) the costs of installing, operating, maintaining,
            repairing and replacing any parking facilities in the Building;

                  (27) costs relating to withdrawal liability or unfunded
            pension liability under any pension plan;

                  (28) the cost of complying in the Premises or in any other leasable space in the Building with any law, rule or regulation of any governmental authority having jurisdiction to the extent that
            (i) in the case of the Premises, Tenant is required by the provisions of this Lease (other than this Article 4) to bear such cost, or (ii) in the case of any other leasable space in the Building, Tenant would be required by the provisions of this Lease (other than this Article 4) to bear such cost if such other leasable space were a part of the Premises;

                  (29) the cost of installing, operating, maintaining and
            replacing any specialty facility, such as any cafeteria or other food service facility, any conference. or meeting facility, any auditorium (including the Ricker auditorium), any dining or luncheon club (including the Continental Club), any athletic or recreational facility, or any observatory or radio or TV facility; and

                  (30) Landlord's general overhead; and

                  (31) to the extent any costs includable in Operating Costs are incurred with respect to both the Building and other properties (including, without limitation, salaries, fringe benefits and other compensation of Landlord's personnel who provide services to both the Building and other properties), there shall be excluded from operating expenses a fair and reasonable percentage thereof which is properly allocable to the other properties.

            (h) "Real Estate Taxes" shall mean (i) the taxes and assessments imposed upon the Building and the Land (other than any interest or penalties imposed in connection therewith) reduced by all abatements, reductions and exemptions if, as and when in effect and benefitting the Building and/or the Land, and (ii) all expenses, including fees and expenses of counsel and experts, incurred by, or reimbursable by, Landlord in connection with any application for a reduction in the assessed valuation for the Building or the Land or the Real Estate Taxes or for a judicial review thereof. If due to a future change in the method of taxation any franchise, income, profit or other tax shall be levied against Landlord in substitution for or in lieu of, in whole or in part, any tax that would otherwise constitute a Real Estate Tax, the franchise, income, profit or other tax (computed as if the Building and Land were the only asset or business of Landlord) shall be deemed to be a Real Estate Tax for the purposes hereof

            (i) "Records Retention Deadline" with respect to any Lease Year shall mean the last day of the Audit Period with respect to the Escalation Statement relative to such Lease Year; provided, however, that in no event shall the Records Retention Deadline with respect to any Lease Year occur until all disputes relative to such Lease Year timely commenced by Tenant under this Article 4 have been resolved. Notwithstanding the foregoing, the Record Retention Deadline with respect to the Base Year shall mean the last day of the Audit Period with respect to Lease Year 2000; provided, however, that in no event shall the Records Retention Deadline with respect to the Base Year occur until all disputes relative to the Base Year timely commenced by Tenant under this Article 4 have been resolved.

            4.2 Additional Rent. Tenant shall pay, as Additional Rent, in respect of each Lease Year:

                  (a) Tenant's Proportionate Share of the excess of Real Estate
            Taxes for such Lease Year over Real Estate Taxes for the Base Year;

                  (b) Tenant's Proportionate Share of the excess of Operating
            Costs for such Lease Year over Operating Costs for the Base Year;
            and

                  (c) Tenant's Cleaning Share of the Cleaning Costs for such
            Lease Year; provided, however, that if during such Lease Year the Landlord Cleaned Premises Area or the Landlord Cleaned Building Area shall change the amount referred to in this clause (c) shall be computed separately for each portion of such Lease Year.

Tenant's liability under clause (c) above with respect to any Applicable Portion shall not commence, and shall be pro-rated as of, the Rent Commencement Date relative to such Applicable Portion.

            If the Real Estate Taxes for any Lease Year or part thereof shall be reduced after a payment therefor shall have been made by Tenant in respect of that Lease Year pursuant to this Section, Landlord shall credit to Tenant an amount equal to the product obtained by multiplying Tenant's Proportionate Share by the net refund of the Real Estate Taxes received by Landlord (after deduction, to the extent not previously paid by Tenant, of Tenant's Proportionate Share of expenses, including fees and expenses of counsel and experts, incurred by, or reimbursable by, Landlord in connection with reducing the assessed valuation for the Building or the Land and in obtaining any reduction or refund of the Real Estate Taxes) to the extent that the amount otherwise payable pursuant to this Article for that Lease Year by Tenant would have been less if the reduction in Real Estate Taxes had occurred during the Lease Year; provided, however, that if the amount of such credit to which Tenant is entitled shall exceed $100,000 Landlord shall, if Tenant shall so request, refund the same within ten (10) days of such request.

            4.3 Payments on Account. In order to provide for current payments on account of Additional Rent payable to Landlord pursuant to this Article for any Lease Year, Tenant agrees to make estimated payments on account of the Additional Rent for and during each Lease Year in twelve (12) monthly installments. Each such installment shall be in an amount equal to 1/12th of the amount payable by Tenant to Landlord pursuant to Section 4.2 for the preceding Lease Year and such additional amount as reasonably estimated by Landlord, except that

                  (i) Tenant's estimated payments in respect of its liability under clauses (a) and (b) of Section 4.2 for the first Lease Year after the Base Year shall be based on Landlord's good faith estimate of such liability, and

                  (ii) Tenant's estimated payments in respect of its liability under clause (c) of Section 4.2 for the first Lease Year shall be based on Landlord's good faith estimate of such liability,

                  (iii) in any subsequent case, Tenant's estimated payments
            shall not exceed by more than 5% the amount of Tenant's liability under Section 4.2 for the most recent previous Lease Year for which an Escalation Statement was furnished by Landlord to Tenant.

            4.4 Escalation Statement. Promptly after the end of any Lease Year Landlord shall furnish Tenant with an Escalation Statement for such Lease Year. If, as reflected in the Escalation Statement for any Lease Year, the amount of Additional Rent payable by Tenant to Landlord pursuant to this Article for such Lease Year shall be greater than (resulting in an underpayment) or be less than (resulting in an overpayment) the total of all the installments/estimated payments paid on account to Landlord by Tenant for the Lease Year, then, promptly after receipt of the Escalation Statement for that Lease Year, Tenant shall, in case of an underpayment, pay to Landlord the amount of the underpayment or Landlord shall, in case of an overpayment, credit to Tenant the amount of the overpayment.

            4.5 Audit, etc. During the Audit Period with respect to any Escalation Statement, Landlord shall permit all books and records of Landlord and its managing agent relative to Real Estate Taxes, Operating Costs and Cleaning Costs for the Lease Year to which such Escalation Statement shall relate to be examined (and photocopied at Tenant's expense) by an officer of Tenant or by an independent certified public accountant designated by Tenant for the purpose of substantiating Landlord's determination of the amounts set forth in such Escalation Statement. Landlord shall preserve such records until the Record Retention Deadline with respect to the Lease Year to which such Escalation Statement shall relate. Tenant shall keep all information obtained by it pursuant to this Section 4.5 confidential other than any disclosures to accountants, attorneys or other advisors or otherwise in connection with its activities under this Section 4.5 or as required by law.

            If during the Audit Period Tenant shall notify Landlord that Tenant disputes the correctness of such Escalation Statement (and include in such notice a statement of its reasons therefor) (such notice being herein called an "Additional Rent Dispute Notice"), the parties shall make a good faith effort to resolve their differences within thirty (30) days after Landlord's receipt of Tenant's notice of dispute. If they are unable to do so, then either party shall have the right to refer such dispute to arbitration as provided in Article Thirty-Five. If and to the extent such dispute is resolved in Tenant's favor Tenant shall be entitled to a refund of its overpayment, together with interest at a rate per annum equal to the prime commercial lending rate (as published from time to time by The Wall Street Journal) plus 2% but not in excess of the amount permitted by law (the "Interest Rate") on the overpayment, from July 1 of such Lease Year to the date of refund.

            4.6 Base Year Statement. On or before the delivery to Tenant of the Escalation Statement for Lease Year 2000, Landlord shall also deliver a reasonably detailed statement of Real Estate Taxes for the Base Year and the Operating Costs for the Base Year in form reasonably acceptable to Tenant (the "Base Year Statement") and the Escalation Statement for the Lease Year 2000 shall not be deemed delivered unless accompanied by such Base Year Statement. Subject to the provisions of Section 4.7, the Base Year Statement shall be used to determine Tenant's liability under this Article 4 with respect to all Lease Years during the initial term of this Lease.

            4.7 Base Year Audit, etc. During the Audit Period relative to the Escalation Statement relating to Lease Year 2000, Landlord shall permit all books and records of Landlord and its managing agent relative to Real Estate Taxes and Operating Costs for the Base Year to be examined (and photocopied at Tenant's expense) by an officer of Tenant or by an independent certified public accountant designated by Tenant for the purpose of substantiating Landlord's determination of the amounts set forth in the Base Year Statement. Landlord shall preserve such records until the Record Retention Deadline with respect to the Base Year. Tenant shall keep all information obtained by it pursuant to this
Section 4.7
confidential other than any disclosures to accountants, attorneys or other advisors or otherwise in connection with its activities under this Section 4.7 or as required by law.

            If during the Audit Period relative to the Escalation Statement relating to Lease Year 2000 Tenant shall notify Landlord that Tenant disputes the correctness of the Base Year Statement (and include in such notice a statement of its reasons therefor), the parties shall make a good faith effort to resolve their differences within thirty (30) days after Landlord's receipt of Tenant's notice of dispute. If they are unable to do so, then either party shall have the right to refer such dispute to arbitration as provided in Article Thirty-Five. If the Base Year Statement is corrected pursuant to this Section 4.7, the Base Year Statement as so corrected shall be used to determine Tenant's liability under this Article 4 with respect to all Lease Years during the initial term of this Lease.

            4.8 Excess Cleaning Costs. If, for any Lease Year during which Tenant is cleaning any portion of the Premises pursuant to clause (a) of the first paragraph of Section 11.7, Landlord can establish to Tenant's reasonable satisfaction that

                  (a) the quotient of (i) the Cleaning Costs for such Lease
            Year, divided by (ii) the Landlord Cleaned Building Area for such Lease Year, exceeds

                  (b) what such quotient would have been if Landlord had
            cleaned, and the Landlord Cleaned Building Area had been, all of all of the office floors of the Building above the mezzanine

(such excess as Landlord is able so to establish being herein called the "Excess Cleaning Cost") then, in respect of such Lease Year, Tenant shall pay Landlord, as Additional Rent, an amount (the "Cleaning Payment") equal to the product of

                  (i) the excess of the Landlord Cleaned Building Area for such
            Lease Year over the Landlord Cleaned Premises Area for such Lease Year, multiplied by

                  (ii) the Excess Cleaning Cost (but not more than $.15 per
            square foot of rentable area per annum);

provided, however, that if during such Lease Year the Landlord Cleaned Premises Area or the Landlord Cleaned Building Area shall change then the foregoing provisions of this paragraph shall be applied separately to each portion of such Lease Year and the Cleaning Payment for such Lease Year shall be the aggregate thereof for each such portion. Tenant shall make the Cleaning Payment to Landlord within thirty (30) days of the submission to Tenant of the Escalation Statement for such Lease Year accompanied by Landlord's bill therefor the Cleaning Payment (which shall include a statement in reasonable detail of the derivation of the Cleaning Payment) and reasonably detailed supporting documentation establishing the Cleaning Payment to Tenant's reasonable satisfaction. Notwithstanding

Landlord's having established the Cleaning Payment to Tenant's reasonable satisfaction, all of the provisions of Section 4.5 shall be applicable to this
Section 4.8, mutatis mutandis.

            Article 5. Use of Premises.

            5.1 The Premises shall only be used for general and executive offices (including trading operations) and uses incidental thereto, including the following incidental uses (i) conference and meeting facilities, including places of assembly, (ii) computer and data processing, (iii) photocopying, (iv) printing, (v) food preparation and service (including kitchens and kitchenettes, pantries, dining rooms, cafeterias and vending machines), (vi) a health and medical facility, (vii) an exercise and recreation facility, (vii) storage, (ix) installation of equipment, and (x) support and utility functions; provided, however, that the Special Purpose Areas may also be used for the purposes for which the same are now being used. Tenant shall not use, or suffer or permit the use of, the Premises or any part thereof for any other purpose.

            Landlord represents and warrants that attached hereto as Exhibit F is a true and correct copy of the Certificate of Occupancy for the Building as in effect on the date hereof.

            If pursuant to Applicable Law, Tenant cannot use any portion of the Premises for any of the uses referred to above without amending the Certificate of Occupancy for the Building to permit such portion of the Premises to be used for such use, then

                  (i) Landlord shall (a) cooperate with Tenant as necessary or appropriate in order to obtain such amendment to such Certificate of Occupancy, and (b) within two (2) business days of Tenant's request, execute any application or other documents necessary or appropriate in order to obtain such amendment to such Certificate of Occupancy (and, in such a case, Tenant shall reimburse Landlord within twenty
            (20) days of demand for any out-of-pocket costs incurred by Landlord for review by an independent architect or engineer of any such application or other documents);

                  (ii) if, in order to obtain such amendment to such Certificate of Occupancy, it shall be necessary to remove any violations noted against the Building (other than any violations which pursuant to this Lease are the responsibility of Tenant), Landlord shall, promptly after Tenant's request, remove such violation, and if Landlord shall fail to do so within twenty (20) days of Tenant's request, Tenant may do so and recover the costs of doing so pursuant to Article 39.

            If pursuant to Applicable Law in effect on the date hereof, Tenant cannot use or continue to use any portion of the Special Purpose Area for the use for which it is now used (an "Existing Special Purpose Area Use") without amending the Certificate of Occupancy for the Building to permit such portion of the Special Purpose Area to be used for such use, then (A) clause (i) and (ii) above shall apply (except that the parenthetical provision of clause (i) shall not be applicable) and (B) if, in order to obtain such amendment to such Certificate of Occupancy, it shall be necessary to comply with any requirements of Applicable Law (other than any compliance which pursuant to this Lease it is Tenant's responsibility to effect), Landlord shall, promptly comply with such requirement of Applicable Law, and if Landlord shall fail to do so within twenty (20) days of Tenant's request, Tenant may do so and recover the costs of doing so pursuant to Article 39.

            5.2 Tenant shall not use, or knowingly suffer or permit the use of, the Premises or any part thereof in any manner or for any purpose or do, bring or keep anything, or knowingly suffer or permit anything to be done, brought or kept, therein that would (a) violate any covenant, agreement, term, provision or condition of this Lease or be unlawful or, subject to Section 5.1 above, be in contravention of the Certificate of Occupancy for the Building, or (b) except as permitted by this Lease, unreasonably interfere with the use and enjoyment of the common areas and facilities of the Building by other occupants of the Building.

            5.3 Tenant will not use, or knowingly suffer or permit the use of, the Premises or any part thereof for any of the following purposes, whether or not incidental to Tenant's business, namely:

                  (i) manufacturing of any kind,

                  (ii) the retail sale to persons visiting the Premises of any item whatsoever,

                  (iii) an auction of any kind (other than an auction incident to Tenant's business or by telephone or other electronic means),

                  (iv) the preparation, dispensation or consumption of food or beverages (other than to Tenant, other occupants of the Premises and their employees, clients and guests),

                  (v) as a school or classroom (other than for the use of
            Tenant, other occupants of the Premises and their employees, clients and guests),

                  (vi) as a medical or dental office (other than for the use of
            Tenant, other occupants of the Premises and their employees),

                  (vii) as an employment or travel agency (other than a travel agent servicing Tenant, other occupants of the Premises and their employees),

                  (viii) as retail banking facilities (which term shall exclude any ATM installed in the Premises), and

                  (ix) for the conduct of any disreputable activities.

Further, the Premises may not be used or occupied by any agency, department or bureau of the United States government, any state or municipality within the United States or any foreign government, or any political subdivision of any of them, or any charitable, religious, union or other not-for-profit organization, or any tax exempt entity within the meaning of the Internal Revenue Code of 1986, as amended (a "Prohibited Occupant"). Landlord shall not lease any space in the Building to, or suffer or permit any space in the Building to be used or occupied by, any Prohibited Occupant.

Notwithstanding the foregoing provisions of this Section 5.3, Tenant shall have the right, subject to the other applicable terms of this Lease, to permit other companies (whether or not they occupy space in the Building) to use Tenant's meeting and training rooms and facilities (including the Picker Auditorium) and, in connection therewith, to use Tenant's food service and consumption facilities. Tenant may charge for such use and such use shall not be subject to the provisions of Article 12 of this Lease.

            5.4 If any governmental license or permit (other than a certificate of occupancy) shall be required for the proper and lawful conduct of any business or other activity carried on in the Premises, and, if the failure to secure such license or permit would in any way affect Landlord or the Building, Tenant, at its expense, shall procure and thereafter maintain the license or permit, submit the license or permit to inspection by Landlord, and comply with the terms and conditions thereof.

            Article 6. Alterations by Tenant.

            6.1 In General. Subject to and in accordance with this Article 6 and the other applicable provisions of this Lease, Tenant shall have the right, from time to time, to make Alterations (as such term is defined in Section 7.1(e)) in and to the Premises and the other areas of Building in which, pursuant to any of the provisions of this Lease, Tenant is authorized to place or install property or perform work. Without limiting the generality of the foregoing, it is specifically agreed that, subject to compliance with the applicable provisions of this Lease, Tenant shall have the right

                  (a) to reinforce floors and columns, including the
            reinforcement of columns necessary or appropriate to support Tenant's installations pursuant to Article 36 generally as described on Exhibit G;

                  (b) to make slab cuts for the purpose of installing stairs and running risers and conduits and to make beam cuts;

                  (c) to remove existing stairs and to fill in existing slab cuts (it being specifically agreed that from and after the Term Commencement Date Tenant may remove the interconnecting stairs between floors 11, 12 and 13 and fill-in the existing slab cuts notwithstanding that one or more of such floor may not yet have been delivered to Tenant);

                  (d) to install stone floors and/or raised floors, including in either case, if Tenant shall so elect, raising the level of the elevator stops and core areas to match such raised floors;

                  (e) to install additional toilets, showers and other plumbing facilities;

                  (f) to use BX cable rather than rigid conduit whenever
            permitted by applicable law; and

                  (g) to install a derrick and/or a Chicago boom in connection with Tenant's work under Article 36 (it being hereby confirmed that the installation of any such derrick or boom shall constitute an Alteration).

            6.2 Landlord's Approval in Certain Cases. Notwithstanding the foregoing, Tenant shall not commence or perform

                  (i) any structural Alteration,

                  (ii) any Alteration which affects the operation of the systems of the Building outside of the Premises,

                  (iii) any Alteration to or which affects any portion of the
            Building outside of the Premises, or

                  (iv) any Alteration (or series of related Alterations) the cost of which on any floor of the Building is greater than Five Hundred Thousand ($500,000) Dollars unless (a) Tenant shall have submitted to Landlord complete architectural and engineering working drawings and specifications prepared, at Tenant's expense, by a competent architect or engineer licensed in the State of New York ("plans and specifications"), and (b) Landlord shall have approved such plans and specifications.

            Landlord shall not unreasonably withhold such approval and shall grant or deny such approval (including with any denial a reasonably detailed statement of the reasons therefor) within

                  (a) ten (10) business days in the case of the initial
            submission of plans and specifications with regard to any Alteration referred to in clause (i), (ii) and (iii) above), or

                  (b) five (5) business days in the case of any resubmission of plans and specifications with regard to any Alteration referred to in clause (i), (ii) or (iii) above or in the case of any submission of plans and specifications with regard to any Alteration referred to in clause (iv) above.

If Landlord shall fail timely to disapprove any plans and specifications in accordance with this Section 6.2 (including the required statement of reasons) Landlord shall be deemed to have approved the same.

            Any approval by Landlord shall not be deemed to be a representation or warranty that the approved work is properly designed to perform the function for which it is intended or complies with any Applicable Law.

            6.3 Governmental Permits and Licenses. Tenant shall obtain all governmental permits, licenses and approvals required in connection with any Alterations performed or proposed to be performed by Tenant. Landlord shall, within two (2) business days of Tenant's request, execute any permit, license or approval application or any similar document required to be executed by Landlord in connection with Tenant's obtaining any such permit, license or approval. In case of any Alteration subject to Section 6.2, Landlord shall execute such application or document notwithstanding its not having received or approved the plans and specifications therefor, but Landlord's execution of such application or document shall not constitute Landlord's approval of such plans and specifications or a waiver of Landlord's rights under Section 6.2 with respect thereto.

            6.4 Tenant's Contractors. Subject to the provisions of Section 7.1(e), Tenant shall have the right to use contractors of its choice for performance of any Alterations; provided, however, that Tenant's mechanical, electrical, plumbing and fire life safety contractor ("Critical Trade Contractors") shall be subject to Landlord's prior approval. Landlord shall not unreasonably withhold such approval and shall grant or deny approval within five
(5) business days of Tenant's request therefor. If Landlord shall fail timely to deny approval, it shall be deemed to have granted approval. Any Critical Trade Contractor approved by Landlord shall remain approved with respect to the Alteration in question and subsequent Alterations until Landlord shall by notice to Tenant revoke such approval, but no such revocation shall be effective with respect to the Alteration in question or any subsequent Alterations for which such Critical Trade Contractor was retained prior to such revocation. Landlord hereby approves the Critical Trade Contractors listed on Exhibit H hereto. As used in this Lease (relative to Landlord or Tenant), the term "contractors" or "contractor" (but not the phrase "general contractor") shall also include subcontractors or subcontractor.

            6.5 Performance of Alterations. Tenant will use reasonable efforts in performing Alterations to avoid unreasonable interference with the occupants of other parts of the Building, and shall perform the following work during non-Business Hours, if so requested by Landlord: (a) demolition on any floor immediately above or immediately below a floor occupied by any other tenant of the Building, or (b) core drilling and chopping or chasing of concrete. Tenant shall, at its sole cost and expense, repair all structural and mechanical parts of the Building and the systems of the Building that shall be damaged by Tenant's performance of Alterations, subject to the release provisions of
Section 22.6. Tenant shall comply with all Applicable Laws relative to the performance by it of any Alterations. Tenant shall cause its contractors to maintain workmen's compensation insurance as required by law and shall cause its general contractor to maintain public liability insurance as may be reasonably required by Landlord.

            6.6 Mechanics Lien. Tenant shall not do or fail to do any act that shall or may render the Building subject to any mechanic's lien or other lien and if any lien or liens are filed against the Building arising out of any Alterations undertaken by Tenant, Tenant shall, at its sole cost and expense, promptly remove the lien or liens of record within thirty (30) days after the earlier of demand by Landlord or the receipt of notice by Tenant from the lienor or anyone else concerning the filing of the lien or liens. If Tenant shall fail to timely remove such lien or liens, Landlord may cause such lien or liens to be removed of record by payment, bond or otherwise, as Landlord may elect, and Tenant shall reimburse Landlord, as Additional Rent, for all reasonable costs and expenses incidental thereto (including, without limitation, legal fees).

            Article 7. Various Covenants.

            7.1 Tenant's Covenants. Tenant shall:

            (a) take good care of the Premises, keep clean the portions of the Premises that Landlord is not required by this Lease to clean, and, subject to the release provisions of Section 22.6, pay the cost of making good any injury, damage or breakage to the Building or the Premises done by Tenant or by the employees, agents, licensees or invitees of Tenant;

            (b) observe and comply with the rules and regulations annexed hereto as Exhibit I and any other and further reasonable rules and regulations that Landlord hereafter at any time may make and communicate to Tenant, and that, in the reasonable judgment of Landlord, shall be necessary or desirable for the safety, care or appearance of the Building, or the preservation of good order therein, or the operation or maintenance of the Building, or the equipment thereof, or the comfort of tenants or others in the Building; provided, however, that in the case of any conflict between the provisions of this Lease and any rule or regulation, the provisions of this Lease shall control and provided, further that (i) Landlord will enforce all rules and regulations uniformly against all tenants, including Tenant, and

      (ii) so long as the area of the portion of the Premises not sublet (other than to pursuant to Section 12.7 and 12.8) shall exceed 250,000 rentable square feet, Landlord will not make any such other or further rule or regulation without the consent of Tenant, which consent, provided that such other or further rule or regulation does not, other than to a di minimis extent, affect Tenant's conduct of business or Tenant's rights and obligations under this Lease, shall not be unreasonably withheld and, if Landlord includes the following legend at the top of its request for consent "THIS REQUEST FOR CONSENT IS MADE PURSUANT TO SECTION 7.1(b) OF YOUR LEASE; IF YOU DO NOT DENY CONSENT WITHIN TEN (10) BUSINESS DAYS OF YOUR RECEIPT HEREOF YOU SHALL BE DEEMED TO HAVE GRANTED CONSENT" shall be deemed granted ten (10) business days after Tenant's receipt of Landlord's request for Tenant's consent unless Tenant notifies Landlord of its denial and the reasons therefor within that period of time;

            (c) permit Landlord, and any mortgagee under any Underlying Mortgage, and any lessor under any Underlying Lease, and their representatives, to enter the Premises (i) in an emergency, at any time and without notice, and (ii) otherwise, following reasonable notice at such hours as shall not materially interfere with the conduct of Tenant's business in the area entered, for the purposes of inspection, and permit them or any of their agents or contractors to enter the Premises (i) in an emergency, at any time and without notice, and (ii) otherwise, following reasonable notice at such hours as shall not materially interfere with the conduct of Tenant's business in the area entered, for the purpose of complying with any Applicable Law, or exercising any right reserved to Landlord in any other provision of this Lease, and permit Landlord, following reasonable notice, to show the Premises at reasonable times during Business Hours (or non-Business Hours if entry during Business Hours would materially interfere with the conduct of Tenant's business) to any mortgagee under any Underlying Mortgage, any lessor under any Underlying Lease, or any prospective purchaser, lessee, mortgagee or assignee of any mortgage of the Building or the Land or of Landlord's interest therein, and their representatives, and during the period of twelve (12) months next preceding the date of expiration of the term hereof, to similarly show the Premises to any person contemplating the leasing of all or a portion thereof provided, however, that (a) except in the case of an emergency or as Tenant may otherwise permit, no individual shall be permitted to enter the Premises for purposes of performing any maintenance, repairs, alterations, cleaning or other services or work or related inspections or preparations, unless such individual has cleared Tenant's security and background check procedures as administered by Tenant and in effect from time to time (a copy of Tenant's security and background check procedures in effect on the date hereof being attached hereto as Exhibit J), and (b) if Tenant shall identify to Landlord any portions of the Premises that contain cash, negotiable instruments, securities or confidential information or otherwise secure materials ("Secure Area"), neither Landlord nor any other party authorized by this Section to enter the Premises shall (except in an emergency) enter any Secure

      Area except following reasonable notice and accompanied by Tenant's representative which Tenant shall make available to Landlord for this purpose;

            (d) make no claim against Landlord for any injury or damage to Tenant or to any other person or for any damage to, or loss (by theft or otherwise) of, or loss of use of, any property of Tenant or of any other person, irrespective of the cause of the injury, damage or loss, unless done by Landlord, its agents, servants, employees or contractors but subject, in any case, to the release provisions of Section 22.6;

            (e) make no alteration, change, addition, improvement, repair or replacement other than the installation, relocation and removal of trade fixtures and business equipment (any such alteration, change, addition, improvement, repair or replacement other than any such installation, relocation and removal of trade fixtures and business equipment being herein called "Alterations") in, to, or about the Premises and do no work in connection therewith, except in accordance with Article 6 and with Landlord's rules and regulations relating to construction, a copy of which is attached hereto as Exhibit K; not permit the use of any contractors, workmen or labor without proper union affiliation in the performance of any work, labor or service if the use thereof will disturb labor harmony with any contractors, workmen or labor engaged by Landlord to perform any other work, labor or service in or about the Building; comply with all Applicable Laws relative to the performance of, and maintain workmen's compensation insurance and public liability insurance as may be reasonably required by Landlord in connection with, any Alteration made by Tenant and any maintenance, cleaning or service performed by Tenant; pay all charges, as and when they become due and payable, incurred by Tenant in connection with any Alterations made by Tenant or any maintenance, cleaning or service performed by Tenant; and reimburse Landlord within twenty (20) days of demand for any out-of-pocket costs incurred by Landlord for (i) the review by an independent architect or engineer retained by Landlord of any plans and specifications with respect to which Landlord has a right of approval under Article 6 and/or (ii) the inspection by such architect or engineer of the work covered thereby;

            (f) without incurring any liability to Tenant, except for Landlord's negligence, permit Landlord access to the Premises and permit Landlord to open the Premises, whether or not Tenant shall be present, upon demand of any receiver, trustee, assignee for the benefit of any creditor, sheriff, marshall or court officer entitled to, or reasonably purporting to be entitled to, access for the purpose of taking possession of, or removing, Tenant's property or for any other purpose (but this provision and any action by Landlord hereunder shall not be deemed a recognition by Landlord that the person or official making the demand has any right to or interest in or to this Lease or the Premises), or upon demand of any representative of the fire, police, building, sanitation or other department of the city, state or federal government;

            (g) at any time and from time to time upon not less than ten (10) days' prior notice by Landlord, execute, acknowledge and deliver to Landlord a statement of Tenant (or if Tenant is a corporation, an appropriate officer of Tenant) certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), (ii) the dates to which the Fixed Rent and Additional Rent have been paid in advance, if any, (iii) whether or not, to the best knowledge of the signer of the certificate, Landlord is in default in the keeping, observance or performance of any covenant, agreement, term, provision or condition contained in this Lease and, if so, specifying each default of which the signer may have knowledge, and
      (iv) as to any other information relative to this Lease reasonably requested by Landlord, to the best of the knowledge of the signer of the certificate, it being intended that the statement may be relied upon by any mortgagee under any Underlying Mortgage, any lessor under any Underlying Lease, or any prospective purchaser, lessee, mortgagee or assignee of any mortgage of the Building or the Land or of Landlord's interest therein; and

            (h) indemnify and save harmless Landlord, CNA Financial Corporation, The Continental Corporation and its subsidiaries and their respective officers, directors, agents and employees (collectively, the "Landlord Indemnitees") from and against all claims including any liability, lien, loss, cost, damage or expense arising therefrom ("Claims") to which any Landlord Indemnitee may be subject or suffer (except insofar as it (x) arises out of the negligence or intentional misconduct of any Landlord Indemnitee or any contractor of any Landlord Indemnitee, or (y) is covered by any insurance maintained by any Landlord Indemnitee or would be covered by any insurance required by this Lease to be maintained by Landlord if the same had been maintained) whether by reason of, or by reason of any claim of, any injury to, or death of any person or persons or damage to property (including any loss of use thereof) or otherwise arising from or in connection with the use of or from any work or thing whatsoever done in the Premises other than by any Landlord Indemnitee or any contractor of any Landlord Indemnitee (but excluding any work or thing done by Tenant as Landlord's agent) during the term of this Lease or during the period of time, if any, prior to the Term Commencement Date that Tenant may have been given access thereto for the purpose of doing work or otherwise, or arising from any condition of the Premises due to or resulting from any default by Tenant in the keeping, observance or performance of any covenant, agreement, term, provision or condition contained in this Lease or from any negligence or intentional misconduct of any Tenant Indemnitee or any contractor of any Tenant Indemnitee. If any such Claim is asserted against any Landlord Indemnitee, Landlord will promptly notify Tenant thereof and that such Landlord Indemnitee is entitled to indemnification and Tenant, upon notice from Landlord, shall defend such Claim at Tenant's expense with counsel reasonably satisfactory to Landlord. Provided that Tenant complies with the requirements of this Section, Tenant shall not be liable for the fees of any separate counsel retained by any Landlord Indemnitee. If Tenant shall assert that any Claim with respect to which it has received a demand for indemnification under this Section 7.1(h) is or may be not covered by this Section 7.1(h), in whole or in part, and it shall be determined by a court of competent jurisdiction that such Claim was not covered by this Section 7.1(h), in whole or in part, then Landlord shall reimburse Tenant for all or such part of the costs and expenses incurred by Tenant in providing such indemnification, including attorneys fees, with interest thereon from the date incurred at the Interest Rate. This provision shall survive the expiration or earlier termination of this Lease.

            7.2 Landlord's Covenants. Landlord shall:

            (a) subject to the release provisions of Section 22.6, pay the cost of making good any injury, damage or breakage to the Premises or any property therein or any other property installed in the Building by Tenant done by Landlord or by the agents, servants, employees or contractors of Landlord;

            (b) at any time and from time to time upon not less than ten (10) days' prior notice by Tenant, execute, acknowledge and deliver to Tenant a statement of Landlord (or if Landlord is a corporation, an appropriate officer of Landlord) certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications),
      (ii) the dates to which the Fixed Rent and Additional Rent have been paid,
      (iii) whether or not, to the best knowledge of the signer of the certificate, Tenant is in default in the keeping, observance or performance of any covenant, agreement, term, provision or condition contained in this Lease and, if so, specifying each default of which the signer may have knowledge, and (iv) as to any other information relative to this Lease reasonably requested by Tenant, to the best of the knowledge of the signer of the certificate, it being intended that the statement may be relied upon by any assignee or subtenant or prospective assignee or subtenant of Tenant's interest under this Lease; and

            (c) indemnify and save harmless the Tenant and its subsidiaries and affiliates and their respective officers, directors, members, agents and employees (collectively, the "Tenant Indemnitees") from and against all Claims to which any Tenant Indemnitees may be subject or suffer (except insofar as it (x) arises out of the negligence or intentional misconduct of any Tenant Indemnitee or any contractor of any Tenant Indemnitee, or
      (y) is covered by any insurance maintained by any Tenant Indemnitee or would be covered by any insurance required by this Lease to be maintained by Tenant if the same had been maintained) whether by reason of, or by reason of any claim of, any injury to, or death of any person or persons or damage to property (including any loss of use thereof) or otherwise arising from or in connection with the use of or from any work or thing whatsoever done in the Premises by any Landlord Indemnitee or any contractor of any Landlord Indemnitee, or arising from any condition of the Building (including the Premises) due to or resulting from any default by Landlord in the keeping, observance or performance of any covenant, agreement, term, provision or condition contained in this Lease or from any negligence or intentional misconduct of any Landlord Indemnitee or any contractor of any Landlord Indemnitee. If any such Claim is asserted against any Tenant Indemnitee, Tenant will promptly notify Landlord thereof and that such Tenant Indemnitee is entitled to indemnifications and Landlord, upon notice form Tenant, shall defend such Claim at Landlord's expense with counsel reasonable satisfactory to Tenant Provided that Landlord complies with the requirements of this Section, Landlord shall not be liable for the fees of any separate counsel retained by any Tenant Indemnitee. If Landlord shall assert that any Claim with respect to which it has received a demand for indemnification under this Section 7.2(c) is or may be not covered by this
      Section 7.2(c), in whole or in part, and it shall be determined by a court of competent jurisdiction that such Claim was not covered by this Section 7.2(c), in whole or in part, ten Tenant shall reimburse Landlord for all or such part of the costs and expenses incurred by Landlord in providing such indemnification, including attorneys fees, with interest thereon from the date incurred at the Interest Rate. This provision shall survive the expiration or earlier termination of this Lease.

            7.3 Year 2000 Compliance. Landlord shall take all actions as shall be necessary or appropriate to insure that the Base Building becomes Year 2000 Compliant (as hereinafter defined) on or before the date on which any failure to be Year 2000 Compliant would have any adverse effect on the operation or control of any component of the Base Building or Tenant's Building Equipment (as hereinafter defined), and shall take all commercially reasonable actions as shall be necessary or appropriate to insure that the Base Building becomes Year 2000 Compliant as soon as possible. Without limiting the generality of the foregoing, Landlord shall, and shall cause it managing agent to, (i) test each system or component of the Base Building to confirm that it is Year 2000 Compliant, (ii) coordinate the scheduling of such tests with Tenant and permit Tenant to observe the same, and (iii) permit Tenant and its Year 2000 consultants to inspect and copy all plans, specifications, vendor materials, and other information regarding the Year 2000 Compliance of the Base Building.

            Tenant shall take all actions as shall be necessary or appropriate to insure that any systems or equipment installed by Tenant in the Building the operation or control of which is interconnected with the Base Building ("Tenant's Building Equipment"), if not Year 2000 Compliant upon installation, becomes Year 2000 Compliant on or before the date on which any failure to be Year 2000 Compliant would have any adverse effect on the operation or control of any component of the Base Building, and shall take all commercially reasonable actions as shall be necessary or appropriate to insure that Tenant's Building Equipment, if not Year 2000 Compliant upon installation, becomes Year 2000 Compliant as soon as possible. Without limiting the generality of the foregoing, Tenant shall (i) test each system or component of the Tenant's Building Equipment to confirm that it is Year 2000 Compliant, (ii) coordinate the scheduling of such tests with Landlord and permit Landlord to observe the same, and (iii) permit Landlord and its Year 2000 consultants to inspect and copy all plans, specifications, vendor materials, and other information regarding the Year 2000 Compliance of the Tenant's Building Equipment.

            Notwithstanding the foregoing, in no event shall either party be required to permit the other to inspect or copy any confidential or proprietary information.

            As used in this Section 7.3, the term "Year 2000 Compliant" shall mean that the system or component in question

                  (i) properly processes, uses, employs and refers to all dates on and after January 1, 2000, and

                  (ii) properly functions (or, when applied prospectively, will property function) on all dates on and after January 1, 2000,

in either case, without interruption, exception, error or inaccuracy arising by reason of such dates being on or after January 1, 2000, and the term "Year 2000 Compliance" shall have the correlative meaning.

            Article 8. Changes or Alterations by Landlord.

            8.1 Landlord reserves the right, without the same constituting an eviction and without incurring liability therefor:

                  (i) to make any changes, alterations, additions, improvements, repairs or replacements in or to the Building (excluding the Premises and the Tenant's Shafts (except for the repair or replacement without enlargement of the Base Building Closet Installations, the CNA Closet Installations and the Base Building Pipes so long as the same shall remain in Tenant's Shafts)) and the fixtures and equipment therein (excluding those in the Premises and the Tenant's Shafts (except for the repair or replacement without enlargement of the Base Building Closet Installations, the CNA Closet Installations and the Base Building Pipes so long as the same shall remain in Tenant's Shafts)), as well as in or to the street entrances, plazas, sidewalks, curbs, halls, passages, elevators, escalators and stairways and other parts of the Building (excluding the Premises and Tenant's Shafts (except for the repair or replacement without enlargement of the Base Building Closet Installations, the CNA Closet Installations and the Base Building Pipes so long as the same shall remain in Tenant's Shafts)), and

                  (ii) to make repairs to the Premises if required by the terms of this Lease, and

                  (iii) to erect, maintain and use pipes, ducts and conduits in and through the Building core (excluding (a) the portions of the Building core included in the Premises, and (b) Tenant's Shafts (except for the maintenance and use of the Base Building Closet Installations, the CNA Closet Installations and the Base Building Pipes so long as the same shall remain in Tenant's Shafts)), all as Landlord may deem reasonably necessary or desirable; provided that as a result of any of the foregoing referred to in clause (i), (ii) or (iii) of this sentence, there shall be (w) no reduction in any service required to be furnished pursuant to any other provision of this Lease (except as permitted by Section 11.11), (x) no more than a de minimis affect on Tenant's access to or use of the Premises or the stairways, shafts, risers and other utility areas of the Building or the areas of the Building in which pursuant to this Lease Tenant is permitted to install property or perform work, (y) no adverse affect upon the security of the Building or the Premises, and (z) no adverse effect upon, or upon the use or access to, any of the installations then existing in Tenant's Shafts or any installations for which Tenant's Shafts could be used in the future, and provided, further that Landlord shall use reasonable efforts to minimize interference with Tenant in the location of any pipes, ducts and conduits and shall permanently enclose them.

            8.2 Notwithstanding the foregoing, unless required by Applicable Law, Landlord shall not make changes, alterations, additions, improvements or replacements to the street entrances, plazas, sidewalks, atrium, plaza level lobby, mezzanine level lobby, escalators or elevators (except for any of such changes, alterations, additions, improvements or replacements which are merely cosmetic and do not involve or include the construction, installation, removal or relocation of any wall or partition, stair or stairway, door or doorway, ceiling or floor), or to the use of any of the foregoing, without Tenant's prior approval, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, Landlord shall be permitted, without consultation with Tenant, to engage in its normal and typical maintenance of the atrium, plaza level lobby and mezzanine level lobby in the same manner as it has prior to the date hereof and as it shall deem necessary for the upkeep of the public portions of the atrium. This Section 8.2 shall not be applicable so long as the Land and Building are owned by CNA Corporation or its subsidiaries.

            8.3 Landlord shall not lease or license any ground floor premises in the Building (other than (i) the leasing of the now-existing lobby shop premises to the present tenant thereof, or (ii) the leasing or licensing of the now-existing lobby art gallery premises to the present tenant or licensee thereof) without Tenant's prior approval of such person or entity and its use of such premises (but not the terms of the lease or license), which approval shall not be unreasonably withheld.

            8.4 All art on the plaza level (including in the lobby art gallery premises) or on the mezzanine level (i) shall be in keeping with museum quality standards of presentation,

(ii) shall reflect subject matter suitable to corporate environment, and (iii) shall exclude subjects alluding to religion, sex and overt aggression.

            8.5 On or before December 31, 1998 Landlord shall change the name of the Building to 180 Maiden Lane, which shall remain the sole name of the Building throughout the term of this Lease.

            8.6 On or before December 31, 1998 Landlord shall remove all signs the continued presence of which would violate this Section 8.6. On and after January 1, 1999, Landlord shall not erect or maintain, or suffer or permit any other person or entity to erect or maintain, any identity signage on the Land, on the exterior of the Building, in any of the areas referred to in Section 8.2, or visible from the Land, the exterior of the Building or any of the areas referred to in Section 8.2; provided, however, that (a) any tenant, including Tenant, having a security desk in the lobby may display discrete identity signage on its security desk, and (b) any tenant may display identity signage in the elevator lobby on its floor notwithstanding that such signage .is visible from the Building elevators. As used above the term "identity signage" shall mean any signage containing the name of any person or entity (or any portion or any abbreviation thereof) or any symbol or mark associated with any person or entity.

            8.7 Neither this Lease nor any use by Tenant shall give Tenant any right or easement to the use of any door or any passage connecting the Building with any subway or any other building, and the use of such doors and passages may be regulated or discontinued at any time by Landlord.

            8.8 If an excavation shall be made upon any land adjacent to the Building, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause the excavation a license to enter upon the Premises for the purpose of doing any work the person deems necessary to preserve the Building from injury or damage, all without any claim for damages or indemnity against Landlord or diminution or abatement of rent

            Article 9. Surrender; Ownership of Improvements; Removal of Special Installations; Tenant's Shafts and Other Areas; Holdover.

            9.1 Surrender. On or prior to the expiration or any earlier termination of the term hereof, Tenant shall terminate its occupancy of, and quit and surrender to Landlord, the Premises, broom-clean and in as good condition as it was at the commencement of the term, except for ordinary wear and tear and damage by fire or other casualty and except for other damage for which Tenant is not responsible under the terms of this Lease.

            9.2 Ownership of Improvements. All fixtures, equipment, improvements and installations attached to, or built into, the Premises at the commencement of or during the term hereof, whether installed by or at the expense of Landlord or Tenant, shall be and remain the property of Landlord and part of the Premises, subject to this Lease, and shall not be removed by Tenant except in connection with the continued use of the Premises under this Lease; provided, however, that (i) unless such removal is required by law, Tenant shall not remove any fixtures, equipment, improvements or installations paid for by Landlord under the Initial Improvements Agreements unless Tenant replaces the same with fixtures, equipment, improvements and installations of substantially equal value, and (ii) Tenant shall have the right, in all events, to remove any fuel tanks installed by it. All elevators and all mechanical, electrical, plumbing and sprinklering fixtures, venetian blinds, partitions, doors, vaults, stairs, paneling (including display cases and cupboards recessed in paneling), molding, flooring, and heating, ventilation, air conditioning and cooling equipment shall be deemed to be fixtures, equipment, improvements and installations, whether or not attached to or built into the Premises. If Tenant removes any fuel tank installed by it, it shall do so in accordance with Applicable Law and shall remediate if and to the extent required by Applicable Law.

            9.3 Removal of Special Installations. As used in this Section 9.3 the term "Special Installations" shall mean any of the following furnished and installed in the Premises by Tenant or Landlord at the request of Tenant (whether or not attached thereto or built therein): internal staircases; slab penetrations for interconnecting staircases and dumbwaiters; vaults; kitchens with exhaust facilities ("Kitchens"); executive or private bathrooms; above-slab slab reinforcements; vertical transportation systems (other than the conveyor system installed by Landlord and existing on the date hereof); dumbwaiters; fuel tanks; and Tenant's Antennas. If Landlord desires that any of the Special Installations be removed from the Premises and so notifies Tenant prior to or not more than six (6) months after the expiration or earlier termination of the term of this Lease (which notice shall specify the Special Installations to be removed and shall include a statement of the cost of such removal (which Landlord shall have determined by (i) obtaining competitive bids from not fewer than three qualified contractors (which bids shall be included with such notice), and (ii) selecting the bid it believes to be most appropriate (which most appropriate bid shall be identified in such notice) (the "Selected Removal Bid"))) Tenant shall, by notice to Landlord given within thirty (30) days of its receipt of Landlord's notice, elect either

                  (i) to remove such Special Installations (in which case Tenant shall do so and repair any damage caused by such removal within sixty (60) days after its receipt of Landlord's notice (or, if later, within thirty (30) days after the expiration or earlier termination of the term of this Lease), or

                  (ii) reimburse Landlord for the costs of such removal (in
            which case if, within the period prescribed by clause (i) above, Landlord shall remove such Special Installation Tenant shall reimburse Landlord for the cost of such removal, not to exceed the Selected Removal Bid).

Tenant's obligation to observe and perform this covenant shall survive the expiration or earlier termination of this Lease. Notwithstanding the foregoing provisions of this Section 9.3, Tenant shall not be required to remove (or pay for the removal of) any Kitchen installed by it unless upon expiration of this Lease there shall be more than three Kitchens in the Premises and, in such a case, if Landlord desires the removal of any Kitchen (i) Tenant shall not be required to remove (or pay for the removal of) more than such number of Kitchens installed by it as shall be required to reduce to three the number of Kitchens in the Premises, and (ii) Tenant shall have the right to select which of the Kitchens installed by it to remove (or pay for the removal of). If Tenant removes any fuel tank installed by it, it shall do so in accordance with Applicable Law and shall remediate if and to the extent required by Applicable Law.

            9.4 Areas Reserved to Landlord. All the perimeter walls of the Premises, any balconies, terraces or roofs adjacent to the Premises (including any flagpoles or other installations on any perimeter, walls, balconies, terraces or roofs), and any space in and or adjacent to the Premises used for shafts, stairways, stacks, pipes, conduits, ducts, electric or other utilities, sinks, fan rooms or other Building facilities, and the use thereof, as well as access thereto through the Premises (subject to the provisions of Section 7.1(c)) for the purposes of the use, operation, improvement, replacement, repair, maintenance and decoration thereof, are expressly reserved to Landlord.

            9.5 [Intentionally Omitted]

            9.6 Removal of Personal Property. Except as provided in Section 9.2, at or prior to the Expiration Date or any earlier date upon which the term of this Lease may expire or be terminated, Tenant shall remove from the Premises all of its personal property. Any personal property that remains in the Premises after the expiration or termination of the term of this Lease shall be deemed to have been abandoned, and either may be retained by Landlord as its property or may be disposed of at Tenant's expense in any manner that Landlord chooses.

            9.7 Holdover. If Tenant or Tenant's successors or assigns, whoever is in possession, fails to vacate the Premises or any portion thereof on or before the Expiration Date or other termination date of this Lease, such continued use and occupancy of the Premises or such portion thereof shall constitute a holdover under a month-to-month tenancy, in which event Tenant shall be obligated to pay Landlord in advance on the first day of each month with respect to all floors of the Premises which Tenant has not then completely vacated (1) for the first ninety (90) days after the Expiration Date or other termination date, a monthly fixed rental equal to one hundred fifty percent (150%) of the aggregate of the Fixed Rent and the Additional Rent payable under
Article 4 for the last month of the term hereof and (2) thereafter a monthly fixed rental equal to two hundred percent (200%) of the aggregate of the Fixed Rent and the Additional Rent payable under Article 4 for the last month of the term hereof. Tenant's liability under this Section 9.7 with respect to any floor of the Premises shall terminate upon Tenant's vacation of such floor, but this sentence shall not be deemed to release Tenant from any such liability under this Section 9.7 with respect to such floor of the Premises accrued prior to such vacation. The liability provided for in this Section 9.7 shall constitute Landlord's sole remedy on account of any holdover by Tenant, and Tenant shall not be liable for any damages arising out of such holdover, or to indemnify Landlord on account of any Claim arising out of such holdover; provided, however, that this sentence shall not prevent Landlord from prosecuting any action or proceeding to recover possession of the Premises.

Article 10. Electric Current and Water.

            10.1 Base Electricity. Landlord shall furnish to the existing electrical closets serving each floor of the Premises alternating electric current in such amounts as Tenant shall from time to time draw or require; provided, however, that Landlord shall not be required pursuant to this Section
10.1 to furnish alternating electric current in excess of 6 watts (demand) per square foot of gross area of the Premises in the aggregate; provided, however, that with respect to

                  (i) any of the Premises in the basement, the aforesaid amount shall be 8.3 watts (demand) per square foot of gross area,

                  (ii) any of the Premises on the 3rd floor, the aforesaid
            amount shall be 6.8 watts (demand) per square foot of gross area,

                  (iii) any of the Premises on the 4th floor, the aforesaid
            amount shall be 12.8 watts (demand) per square foot of gross area, and

                  (iv) any of the Premises on the 41st floor, the aforesaid
            amount shall be 7.1 watts (demand) per square foot of gross area.

Tenant shall have the right to distribute the electrical current provided to it under this Section 10.1 to the Premises (including transfers of electrical current from one floor of the Premises to another) and to Tenant's installations in, to, on or about the Building outside of the Premises. Tenant shall be entitled to a key to the electrical closets on any floor all or any part of which is included in the Premises.

            10.2 Supplemental Electricity. Landlord shall furnish to each of Tenant's Dedicated Switches (as hereinafter defined) alternating electric current in such amounts as Tenant shall from time to time draw or require; provided, however, that Landlord shall not be required pursuant to this Section
10.2 to furnish alternating electric current to Tenant's Dedicated Switches in excess of 2000 amperes (demand) per switch, 4000 amperes (demand) in the aggregate. Landlord shall not be obligated to furnish alternating electric current under this Section 10.2 until Tenant shall have performed the work described in Section 10.5. Tenant shall have the right to distribute the electrical current provided to it under this Section 10.2 through the electrical risers or buses installed by it pursuant to Article 42 to the Premises and to Tenant's installations in, to, on or about the Building outside of the Premises.

            10.3 Additional Electricity. If Tenant shall request or desire alternating electrical current in excess of that to which it is entitled under
Section 10.1 and 10.2, then, subject to the provisions of this Section 10.3, Landlord shall furnish the same; provided, however, that if, in Landlord's reasonable judgment, such additional electric current cannot be furnished unless additional panels, transformers, risers, conduits, feeders, switches, switchboards and/or appurtenances ("Electrical Equipment") are installed in the Building (a) Landlord shall not be required to furnish such additional electric current until such additional Electrical Equipment is so installed, and (b) Tenant shall be permitted, following written notice to Landlord, to install such additional Electrical Equipment provided that the installation and use thereof is permitted by Applicable Laws and shall not cause permanent damage or injury to the Building or cause or create a dangerous or hazardous condition or entail unreasonable alterations or unreasonably interfere with or disturb other tenants or occupants of the Building (collectively, "Building Requirements"), and Tenant shall pay all costs and expenses in connection with such installation.

            10.4 Character of Electricity. All alternating current finished by Landlord pursuant to this Lease shall be furnished at nominal utility voltage (265/460V with allowable fluctuations within regulatory agency requirements), 3 phase, 4 wire, with a power factor of 0.9. The electrical voltage and current distortion at the service switchboards shall be within the limits stated in IEEE 519.

            10.5 Tenant's Dedicated Switches. The term "Tenant's Electrical Work" shall mean

                  (i) modification of an existing switchboard as shown on
            Exhibit OO to accept two Switches in accordance with Applicable Law,

                  (ii) relocation of load from a Switch on switchboard B as
            shown on Exhibit OO to one of the two Switches on said modified existing switchboard, and

                  (iii) connection of (a) the Switch on switchboard B referred to in clause (ii) above, and (b) the other Switch on the existing modified switchboard to Tenant's load. (such two switches being herein called "Tenant's Dedicated Switches").

The term "Switch" shall refer to a switch rated a 2500 amperes fused at 2000 amperes (demand). Tenant shall have the right to perform Tenant's Electrical Work and, if Tenant does so, Tenant shall be entitled to exclusive use of Tenant's Dedicated Switches. Upon the completion of Tenant's Electrical Work, Landlord shall cause alternating electrical current to be furnished to Tenant's Dedicated Switches in accordance with Section 10.2.

            10.6 Electricity Supplier for the Building. Except to the extent that Tenant shall otherwise consent from time to time or as otherwise provided in this Lease, Landlord shall continue to purchase all electricity to be used by Landlord, Tenant or any other tenant or occupant of the Building ("Building Electricity") from Consolidated Edison Corporation or its successor ("ConEd") pursuant to ConEd's applicable tariff and not pursuant to any contract or contractual arrangement.

            Subject to the rights of any Building tenant under any lease now in effect, Landlord shall not suffer or permit any tenant or occupant of the Building (other than Tenant) to purchase electricity directly from ConEd or from any other supplier (other than Landlord).

            If Tenant shall so request Landlord shall solicit competitive bids from at least three qualified electricity suppliers selected by Landlord and any other qualified electricity suppliers identified by Tenant for the providing of Building Electricity and, after consulting with Tenant and obtaining Tenant's approval as provided below, shall enter into an electricity supply contract for the providing of Building Electricity with the electricity supplier who Landlord reasonably believes to be most beneficial to the tenants of the Building taking into account price and any other relevant considerations; provided, however, that Landlord shall not enter into any electricity supply contract with any electricity supplier without Tenant's prior written approval of such contract and such supplier. If any such contract entered into by Landlord shall provide for any rebates or other payments to Landlord then the amounts payable by Tenant under this Article 10 and Operating Costs under Article 4 shall be computed after deducting such rebates and other payments. Upon the expiration or other termination of any electricity supply contract, unless Tenant shall have directed Landlord to purchase electricity from ConEd, Landlord shall again comply with the provisions of this paragraph. If Tenant shall fail to approve any electricity supply contract or any electricity supplier (either initially or subsequently upon expiration or termination of the preceding electricity supply contract) or shall direct Landlord to purchase Building Electricity from ConEd, Landlord shall do so in accordance with the first paragraph of this Section 10.6, subject to the renewed application of this paragraph if Tenant shall subsequently so request.

            Landlord shall qualify and maintain qualification as a redistributor of electricity under the applicable sales tax law, and, upon Tenant's request from time to time, shall furnish to Tenant evidence that it has done so.

            10.7 Electricity Charges -- Average Cost per KWH. All electric current consumed by Tenant shall be measured by a meter or meters provided and installed by Landlord at its expense at a location or locations selected by Landlord. Each meter measuring the electricity referred to in Section 10.1 shall be located in the Building electrical closet on the floor in question. Each meter measuring the electricity referred to in Section 10.2 shall be located in the basement of the Building on or adjacent to the switchboard on which the switch in question is located. Prior to installing any meter pursuant to this paragraph, Landlord shall so notify Tenant and, if Tenant promptly so request, Landlord shall install a meter of the type referred to in Section 10.8 rather than a consumption-only meter and in such a case Tenant shall reimburse Landlord for increased cost of purchase or installation of such meter in excess of the cost of purchasing and installing a consumption-only meter.

            Commencing on the Term Commencement Date and upon the Delivery Date of each Applicable Portion, Tenant shall pay to Landlord, for each billing period of the electricity supplier furnishing the Building Electricity (the "Building Electricity Supplier"), an amount (the "Electric Charge") equal to the product obtained by multiplying

                  (i) the actual number of kilowatt hours of electric current consumed by Tenant in the billing period, by

                  (ii) a fraction having as its numerator

                        (a) if ConEd shall be the Building Electricity Supplier,
                  the amount charged Landlord by ConEd pursuant to the applicable tariff for Building Electricity for the billing period including both the consumption charge (including fuel adjustment) and the demand charge and all utility taxes, and excluding all sales and use taxes whether or not separately stated on the electric bill issued to Landlord,

                        (b) if ConEd shall not be the Building Electricity
                  Supplier, the sum of (i) the amount charged Landlord by the Building Electricity Supplier pursuant to the electricity supply contract entered into in accordance with this Lease for Building Electricity for the billing period and (ii) the amount charged Landlord by ConEd pursuant to the applicable tariff for delivery to the Building of such Building Electricity purchased from the Building Electricity Supplier for the billing period, including, in both cases, both the consumption charge (including fuel adjustment) and the demand charge and all utility taxes, and excluding all sales and use taxes whether or not separately stated on the electric bill issued to Landlord, and having as its denominator the total number of kilowatt hours of Building Electricity consumed in the billing period.

Tenant shall also pay to Landlord any sales taxes on the Billing Period Electric Charge payable by it pursuant to this Section, and Landlord shall remit such sales tax to the appropriate governmental agency.

            If, with Tenant's prior consent, the Building Electricity shall be purchased from more than one electricity supplier for any billing period, the aforesaid fraction shall be computed by aggregating the amounts charged by and the electricity furnished by such suppliers.

            As used in this Section 10.7, the phrase "the amount charged Landlord by ConEd" or "the amount charged Landlord by the Building Electricity Supplier" shall mean such amount as reduced by all abatements, reductions and exemptions if, as and when in effect and applicable to the electricity to which this Section shall relate.

            10.8 Electric Charges -- Actual Cost Contribution. By notice to Landlord Tenant shall have the right to require that, in lieu of the amount provided for in Section 10.7, the Electric Charge payable by Tenant be equal to Tenant's actual contribution to the cost of Building Electricity ("Actual Electric Cost Contribution"), considering consumption and demand (measured on a co-incident demand basis) separately and, if Tenant shall so elect, considering time of day; provided, however, that no such notice shall be effective unless and until Tenant shall have installed in the Building such meters and other equipment as are necessary to compute the Actual Electric Cost Contribution (the "Additional Metering Equipment"). Tenant shall have the right to install the Additional Metering Equipment in the Building. The demand component of the Actual Electric Cost Contribution for any billing period shall be equal to the ratio of Tenant's demand (measured on a co-incident demand basis) at the time of the Building's peak demand for such billing period to the Building's peak demand for such billing period, applied to the demand charge for such billing period. The consumption component of the Actual Electric Cost Contribution for any billing period shall be equal to the ratio of the Tenant's consumption for such billing period to the Building's consumption for such billing period, applied to the consumption charge (including fuel adjustment), and computed separately for each applicable time of day, if applicable. The Actual Electric Cost Contributions shall be computed exclusive of all sales and use taxes whether or not separately stated on the electric bill issued to Landlord. Tenant shall also pay to Landlord any sales taxes on the Electric Charge payable by Tenant pursuant to this Section, and Landlord shall remit such sales tax to the appropriate governmental agency. As used in this Section 10.8, the phrase "the cost of Building electricity" shall mean such cost as reduced by all abatements, reductions and exemptions if, as and when in effect and applicable to the electricity to which this Section shall relate.

            10.9 Billing & Payment. Landlord shall pay all charges for all Building Electricity and shall indemnify Tenant against any claims therefor.

            Landlord shall bill Tenant for the Electricity Charge, and the sales and use tax thereon, monthly or at such other intervals as Landlord shall be billed by the Building's Electricity Supplier. Each such bill shall be accompanied by copies of the electric bills issued to Landlord on which it is based, as well as records of the reading of the meters measuring Tenant's usage and a statement showing the computation of the Electric Charge. Each such bill rendered by Landlord in accordance with this Section shall be due and payable by Tenant within twenty (20) days of presentation as aforesaid. If Tenant shall dispute the amount of the Electric Charge for any billing period, and the parties are unable to resolve such dispute within thirty (30) days of Tenant's notice to Landlord thereof, such dispute shall be resolved by arbitration pursuant to Article 35 and in any such arbitration the arbitrator shall be a recognized electrical consultant practicing in New York City who shall have been engaged in such practice for not less than ten (10) years. No such dispute shall excuse Tenant from payment on the basis of Landlord's bill, but Tenant shall be entitled to interest at the Interest Rate on any overpayment from the date of overpayment to the date of refund.

            Landlord shall make available to Tenant from time to time upon Tenant's request copies of all electricity billing records and meter and submeter readings for the Building.

            10.10 Direct Service -- Illegality of Redistribution. If it shall become illegal for Landlord to purchase and redistribute electric current to its tenants, Landlord shall, upon not less than thirty (30) days' prior notice to Tenant, discontinue the furnishing of electric current to Tenant and Tenant shall contract for electric current with the electricity supplier of Tenant's choice; provided, however, that

                  (a) Landlord shall permit Tenant to use any existing
            Electrical Equipment in the Building for the purpose of receiving such electric current from such supplier but only to the extent that the same is available, suitable and safely capable of supplying electric current to Tenant,

                  (b) if and to the extent that any additional Electrical
            Equipment is required to be installed in Building in order for Tenant to receive such electrical current (without reduction in capacity or diversity) Landlord shall install the same at its expense subject to Tenant's approval thereof (not to be unreasonably withheld), and

                  (c) Landlord shall not discontinue the furnishing of electric current to Tenant until (i) Tenant has concluded arrangements with Tenant's electric supplier, (ii) Tenant's electricity supplier has commenced to provide electric current to Tenant, and (iii) if any additional Electrical Equipment is required by clause (b) above to be installed, the same has been installed and placed in service.

            10.11 Direct Service--Tenant's Election. By notice to Landlord, Tenant shall have the right (i) to purchase directly from the electricity supplier of its choice any or all of the electric current otherwise required to be furnished by Landlord pursuant to this Article 10 and (ii) for such purpose to use any existing Electrical Equipment in the Building for the purpose of receiving such electric current from such supplier but only to the extent that the same is available, suitable and safely capable of supplying electric current to Tenant; provided, however, that (a) Tenant shall not directly so purchase electricity unless and until Tenant shall have installed in the Building any additional Electrical Equipment necessary for Tenant to do so, and (b) Tenant shall be required, at its expense, to maintain any such Electrical Equipment used by Tenant pursuant to clause (ii) above or installed by Tenant pursuant to clause (a) above. Tenant shall have the right to install in the Building such additional Electrical Equipment as shall be necessary or appropriate in order for Tenant to receive such electrical current (without reduction in capacity or diversity) directly from Tenant's electricity supplier.

            10.12 Tenant's Generator Plant -- Sale of Output. Tenant shall have the right to sell the output of Tenant's Generator Plant to the purchaser of its choosing (excluding Building tenants other than Tenant's subtenants), and to install in the Building such additional Electrical Equipment as shall be necessary for Tenant to do so; provided, however, that such additional Electrical Equipment shall not adversely affect the Building's electrical system or electric service to the Building or any of the other tenants therein.

            10.13 General. Tenant's right to perform Tenant's Electrical Work pursuant to Section 10.5 and Tenant's right to install Electrical Equipment pursuant to Sections 10.3, 10.11 and 10.12 and Tenant's right to install Additional Metering Equipment pursuant to Section 10.8 shall be subject to Landlord's approval of the plans and specifications thereof (not to be unreasonably withheld) and otherwise to the provisions of Section 6. Tenant shall have the right to inspect and the right and obligation to maintain, repair and replace all of the foregoing.

            Tenant shall also have the right to inspect all meters referred to in Section 10.7 and/or any Additional Metering Equipment in order to confirm the accuracy thereof, and the right, subject to Landlord's approval (not to be unreasonably withheld) to install devices to monitor and confirm the accuracy of such meters and/or of such Additional Metering Equipment and/or to keep records of Tenant's usage; provided, however, that such additional devices shall not interfere with the functioning of such meters and/or of such Additional Metering Equipment and that, if Landlord shall so request, Tenant shall remove such devices upon the expiration or sooner termination of this Lease.

            10.14 Lamps, Starters & Ballasts. Tenant shall purchase from the vendor of its choice and install all lamps, starters and ballasts (including replacements thereof) used in the lighting fixtures in the Premises.

            10.15 Water. Landlord shall furnish hot and cold water for normal use in Building lavatory and toilet facilities and for sprinklers, pantries and slop sinks in or serving the Premises. Landlord shall furnish water for such other purposes as Tenant shall require, including kitchens, a health club or gymnasium, additional lavatory and toilet facilities and any cooling tower installed by Tenant, for which Tenant shall pay as additional rent (i) the actual out-of-pocket cost to Landlord of supplying, installing and maintaining a meter to measure the water so furnished, (ii) the actual cost payable by Landlord to the municipal or other water supplier for the such water, (iii) the actual out-of-pocket cost to Landlord of any required pumping or heating of such water, and (iv) any taxes, sewer rent or other charges that may be imposed by any governmental agency based upon the quantity of such water the charge therefor.

            10.16 Exculpation. Landlord shall in no way be liable for any failure, inadequacy or defect in the character or supply of electric current, water or steam furnished to the Building.

            10.17 Gas. From and after the Delivery Date of the 3rd/4th Floor Special Purpose Area (i) Tenant shall have the exclusive right to use the gas supply system of the Building, and (ii) Tenant shall become a direct customer of ConEd or the gas supplier of Tenant's choice and pay all charges for gas directly to the supplier thereof.

            Article 11. Elevators, Cleaning, Services, etc.

            11.1 Definitions. For the purposes of this Lease, "Business Hours" shall mean 7:00 A.M. to 7:00 P.M. on days other than Saturdays, Sundays and Holidays. The term "Holidays" mean the holidays prescribed in the contracts for the Building's labor staff in general (i.e. exclusive of holidays which individual employees may take at different times). For purposes of this Lease, "Business Days" shall mean all days other than Saturdays, Sundays and Holidays.

            11.2 Passenger Elevator and Escalator Service.

            (a) Landlord shall supply passenger elevator service at all times to each floor of the Building that is served by the Building's passenger elevators and on which the Premises are, or any portion thereof is, located, and Landlord shall keep all passenger elevators in service (and available to Tenant) at all times (except for breakdown and scheduled service, repairs or other work which shall be subject to Section 11.7).

            Landlord shall cause each passenger elevator to conform to the performance specifications attached hereto as Exhibit L. No passenger elevator shall, without Tenant's consent, be modified to serve any floor it does not currently serve or to cease serving any floor it currently serves, except that

                  (i) Tenant shall have the right, from time to time, to control whether or not the low-rise and/or the mid-rise and/or the high-rise elevator bank shall serve the 16th floor and, if either the mid-rise and/or the high-rise elevator bank shall serve the 16th floor, whether or not the same shall serve the 16th floor from the lobby, and

                  (ii) Tenant shall have the right to install on the 3rd floor of the Building doors to the low rise elevator shafts and, having done so, the right from time to control whether the low-rise elevators serve the 3rd floor of the Building (and Tenant understands that doing so may increase the average waiting times experienced throughout the low rise elevator bank).

            Two of the high-rise elevators are configured so that they serve the plaza level and provide direct exclusive service to selected floors of the Building, known as executive service (the "Executive Elevators"). Tenant shall have the right from time to time, limited to special occasions or special functions, to place one or both of the Executive Elevators into executive service and to make exclusive use of, and control the floors served by, the Executive Elevators.

            Tenant shall have the right, subject to Article 6 (including the provisions thereof providing for Landlord's approval of the plans and specifications), to upgrade and/or modernize the low-rise passenger elevators ("Tenant's Low Rise Elevator Work"). Tenant shall bear all costs of Tenant's Low Rise Elevator Work, including hard and soft costs ("Tenant's Low Rise Elevator Work Costs"), except that Landlord shall reimburse Tenant for the first $450,000 of such costs ("Landlord's Low Rise Elevator Cost Contribution"). Landlord shall disburse Landlord's Low Rise Elevator Cost Contribution in installments. Each installment shall be due within twenty (20) days of Tenant's request therefor accompanied by copies of invoices for Tenant's Low Rise Elevator Work Costs paid by Tenant.

            (b) Landlord shall keep in service (and available to Tenant) at all times (except for breakdown and scheduled service, repairs or other work which shall be subject to Section 11.7) the two existing shuttle elevators. Except as otherwise provided by this Section 11.2(b), one of such shuttle elevators shall be configured to serve only the mezzanine level of the Building and the basement of the Building and the other shuttle elevator shall be configured to serve only the mezzanine level of the Building and the plaza level of the Building. If and for so long as Tenant shall so request:

                  (i) one or both of such shuttle elevators (as Tenant shall request) shall be configured to serve or not serve such of the floors of the Building as it shall be capable of serving (as Tenant shall request), and/or

                  (ii) Tenant shall be provided with keys in order to call
            and/or operate one or both the shuttle elevators from or to any floor of the Building it shall be capable of serving;

provided, however, that (a) the shuttle elevators shall be subject to call for ADA access at all times as required by Applicable Law, and (b) Tenant shall reimburse Landlord for the actual cost of any additional security necessitated by any shuttle elevator service requested by Tenant pursuant to clause (i) of this sentence.

            (c) If Landlord shall install any card key or other security system on any elevator the same shall be compatible with Tenant's key card.

            (d) Landlord shall keep in service (and available to Tenant) at all times (except for breakdown and scheduled service, repairs or other work which shall be subject to Section 11.7) (i) two escalators between the plaza level and the mezzanine level, and (ii) four escalators between the mezzanine level and the 3rd floor of the Building (the "3rd Floor Escalators"); provided, however, that

                  (A) prior to the Delivery Date of the 3rd/4th Floor Special
            Purpose Area, Landlord shall not be required to keep the 3rd Floor Escalators in service when none of the facilities on the 3rd floor are in use, and

                  (B) from and after the Delivery Date of the 3rd/4th Floor
            Special Purpose Area, (i) Tenant shall have the exclusive right to use and to control access to and to control the operation and hours of operation of the 3rd Floor Escalators, including the right to shutdown one or more of such 3rd Floor Escalators, and (ii) Tenant's right to use the 3rd Floor Escalators shall be exclusive, and (iii) Tenant shall reimburse Landlord for the actual cost of the Building's maintenance contract covering the 3rd Floor Escalators.

            (e) From and after the Delivery Date of the 3rd/4th Floor Special Purpose Area, (i) Landlord shall keep in service (and available to Tenant exclusively) at all times (except for breakdown and scheduled service, repairs or other work which shall be subject to Section 11.7) the elevator serving only the loading dock and the 2nd, 3rd and 4th floors ("Special Purpose Elevator"), and (ii) Tenant shall reimburse Landlord for the actual cost of the Building's maintenance contract covering the Special Purpose Elevator.

            (f) If for any Renewal Term the Premises shall not include the 3rd/4th Floor Special Purpose Area then (i) the provisions of clause (B) of the proviso to Section 11.2(d) and the provisions of Section 11.2(e) shall be void, and (ii) Landlord shall not be required to keep the 3rd Floor Escalators in service when none of the facilities on the 3rd floor are in use.

      11.3 Freight Elevator Service. Landlord shall supply freight elevator service (including use of the Building loading docks) during the hours of 6:00 am through 8:30 pm on Business Days (the "Freight Elevator Hours") to each floor that is served by the Building's freight elevators and on which the Premises are, or any portion thereof is, located.

            Except for breakdown and scheduled service, repairs and other work which shall be subject to Section 11.11, Landlord shall keep both such freight elevators in service (and available to Tenant) on a non-exclusive basis at all times during Freight Elevator Hours.

            If and for so long as Tenant shall be providing any cleaning under
Section 11.7, Landlord shall also provide freight elevator service during the hours of 8:30 pm through midnight on Business Days for the purpose of transporting Tenant's cleaning personnel and equipment.

            Freight, furniture, business equipment, merchandise and packages of any description shall be delivered to and removed from the Premises only in the freight elevators and through the service entrances and corridors.

            Notwithstanding the foregoing, Tenant shall be permitted to use the passenger elevators for mail (including inter-office mail) delivery, courier services (such as Federal Express and UPS) and messengers, provided that, if and to the extent Tenant shall require the use of carts in connection therewith, Tenant shall only use carts with bumpers which have been approved by Landlord, such approval not to be unreasonably withheld, so as not to damage the passenger elevator cars.

            11.4 Heating, Ventilating and Air-Conditioning. Landlord shall

                  (a) subject to any applicable regulations adopted by any
            governmental authority, supply heat to the Premises and the public portions of the Building during Business Hours when needed for comfortable occupancy, and

                  (b) subject to any applicable regulations adopted by any
            governmental authority, supply air conditioning and ventilation to the Premises and the public portions of the Building during Business Hours throughout the year.

Such heating, ventilating and air-conditioning shall provide:

                  (a) inside conditions of no more than 76 (+/-2) degrees F.
            d.b. (relative humidity of no more than 50%) so long as the outside conditions are not more than 95 degrees F. d.b. 75 degrees F. w.b., except to the extent arising from occupancy of the Premises by more than one person per 100 usable square foot or average electricity consumption in the Premises of more than 3 watts (demand) per useable square foot;

                  (b) inside conditions of not less than 70 degrees F. d.b. (no minimum humidity) so long as the outside conditions are not less than 5 degrees F. d.b; and

                  (c) at least .87 cfm of conditioned air per useable square foot (including at least .15 cfm fresh air) supplied at no greater than 58 degrees F. d.b. at the take-offs on each floor with not less than 1.25 inches of residual static pressure as measured downstream of the floor shutoff/isolation dampers on both risers and as measured when such conditioned air is being provided to all floors of the Building; provided, however, that when the base building chiller plant is not in operation Landlord may supply air warmer than the aforesaid temperature provided that Landlord increases the quantity of air delivered so as to provide equivalent cooling in accordance with good operating practices.

Landlord shall maintain the heating, ventilation and air conditioning systems to the Premises in good order and condition, except for damage occasioned by the act of Tenant, which will be repaired by Landlord at Tenant's expense.

            11.5 Supplemental Condenser Water. Landlord shall furnish to Tenant, at all times, from the Building's condenser water system such condenser water as Tenant shall from time to time draw for Tenant's supplemental cooling requirements up to the Tenant's Building Condenser Water Quantity (as hereinafter defined) of condenser water. Landlord shall furnish such condenser water at a maximum entering water temperature of 85 degrees Fahrenheit, and Tenant's condenser water-using equipment may cause such temperature to rise to a maximum of 100 degrees Fahrenheit. Such condenser water shall be furnished through the Building's condenser water riser to each floor on which the Premises are located.

            Initially Tenant's Building Condenser Water Quantity shall be 200 tons; provided, however, that by notice to Landlord given from time to time Tenant may increase or decrease Tenant's Building Condenser Water Quantity; provided, however, that except for any increase notice of which is given by Tenant within 180 days of the commencement of the term of this Lease with respect to any Accepted Offer Space and which is limited to the tonnage of condenser water being delivered to such Accepted Offer Space prior to Tenant's leasing the same, any such increase shall be subject to Landlord's having, at the time of Tenant's notice of increase, such increase available.

            Tenant shall pay, as additional rent to Landlord, within thirty (30) days of being billed therefor, the Applicable Price for each ton of Tenant's Building Condenser Water Quantity; provided, however, that for the period commencing on the Term Commencement Date and ending on the date six (6) months after occupancy for the conduct of business of the last of the Premises described in Exhibit C to be occupied by Tenant, such charge shall be computed, rather than by reference to Tenant's Building Condenser Water Quantity, by reference to the condenser water-using equipment actually installed by Tenant and serving the portions of the Premises in which Tenant shall have opened for the conduct of business. There shall be no additional "tap-in" or other fees. The charges under this paragraph shall be adjusted upon any increase or decrease in Tenant's Building Condenser Water Quantity (and, during the period described in the proviso the preceding sentence, upon Tenant commencing to occupy any Applicable Portion for the conduct of business).

            11.6 Cleaning By Landlord. Landlord shall clean the following areas of the Building in accordance with the cleaning specifications annexed hereto as Exhibit M:

                  (a) the common areas of the Building on or below the mezzanine level of the Building, the fire stairs of the Building, and the windows of the Building (both the interior and exterior thereof);

                  (b) all portions of the Premises (and all common areas of the
            Building) that are located on any Partial Premises Floor; and

                  (c) during any period for which Tenant, in accordance with the provisions of Section 12.3, has requested that Landlord clean all portions of the Premises (and all common, service and utility areas of the Building) that are located on any Full Premises Floor, all portions of the Premises (and all common, service and utility areas of the Building that are located on such Full Premises Floor;

provided, however, that Landlord shall not be required to clean (i) any portion of the Premises below the mezzanine level of the Building, or (ii) any portion of the Premises that is used for preparing, dispensing or consuming food or beverages or for storage or as an exhibition area or classroom, or as a shipping room, mail room or for similar purposes or that is a toilet (other than the toilets located in the core of the Building) or a shop or that is used for the operation of computers (other than personal computers or similar equipment), data processing, reproduction, duplicating or similar equipment or any portion of the Premises designated by Tenant as a Secure Area under Section 7.1(c) (the portions referred to in this clause (ii) being herein called the "Excluded Cleaning Areas")).

            With respect to the cleaning provided by Landlord under this Section 11.6, Landlord shall provide to Tenant, not less frequently than quarterly, an advance schedule of the days on which each of the periodic non-daily cleaning services referred to in Exhibit M will be furnished to each floor of the Premises and each portion of the common areas of the Building.

            With respect to the cleaning provided by Landlord under this Section 11.6, Tenant shall pay to Landlord, Landlord's actual cost under Landlord's cleaning contract, of any additional cleaning of the Premises required because of the carelessness of Tenant.

            Upon the conversion of any floor of the Building from a Partial Premises Floor to a Full Premises Floor (i.e. upon the commencement of the term of this Lease with respect to the last portion of the leasable area of such floor) Landlord shall cease to clean such floor, subject to the provisions of clause (i) of Section 11.7 below.

            11.7 Cleaning By Tenant. Subject to the provisions of this Section 11.7, Tenant shall clean (a) all portions of the Premises (and all common areas of the Building) located on any Full Premises Floor at least in accordance with the applicable portions of the cleaning specification annexed hereto as Exhibit M, and (b) all Excluded Cleaning Areas; provided, however, that upon not less than 90 days prior notice to Landlord from time to time Tenant

                  (i) may request that Landlord clean all portions of the
            Premises (and all common areas of the Building) on any Full Premises Floor (and commencing upon the lapse of such 90 days (or such longer period as shall be provided in Tenant notice under this clause (i)) such floor shall be cleaned pursuant to Section 11.6, rather than this Section 11.7, and

                  (ii) may request that Landlord cease to clean all portions of the Premises (and all common areas of the Building) on any Full Premises Floor (and commencing upon the lapse of such 90 days (or such longer period as shall be provided in Tenant's notice under this clause (ii)) such floor shall again be cleaned pursuant to this
            Section 11.7, rather than Section 11.6.

            Tenant shall deposit its refuse and rubbish in the freight elevator lobby of each Full Premises Floor which it is cleaning pursuant to this Section 11.7, and Landlord shall remove such rubbish nightly on Business Days.

            11.8 Cooperation in the Selection of Cleaning Contractors. Landlord and Tenant shall endeavor to cooperate with one another with respect to the solicitation of bids for cleaning services to be provided by Landlord under
Section 12.2 and Tenant under Section 12.3; provided, however, that each party shall have (i) the right to control the bidding procedures to be used by it (and, in the case of Tenant, the right to award the contract without bidding) and the terms and conditions of the cleaning contract to be entered into by it, and (ii) to retain the cleaning contractor of its choice subject, in Tenant's case, to the provision of Section 7.1(e). Subject to the foregoing, Landlord and Tenant agree to solicit bids for the initial cleaning contract from the cleaning contractors listed on Exhibit N.

            11.9 Rubbish Removal. Landlord shall remove the refuse and rubbish from each floor of the Premises and the Building nightly on Business Days; provided, that in the case of any Full Premises Floor being cleaned by Tenant pursuant to Section 11.7 Tenant shall have placed the same in the freight elevator lobby. Tenant shall pay to Landlord, Landlord's actual cost under Landlord's cleaning contract, of the removal from the Premises and the Building of any of Tenant's refuse and rubbish in excess of that incident to normal office occupancy, except wastepaper baskets left for emptying as an incident to Landlord's normal cleaning of the Premises.

            11.10 Additional Services. Landlord shall, when and to the extent requested by Tenant upon advance notice not later than (x) 3:00 P.M., in case of service on days other than Saturdays, Sundays and Holidays, (y) 12:00 P.M. on Friday in case of service on Saturdays or Sundays and (z) 12:00 P.M. on the business day preceding a Holiday in the case of service on a Holiday, furnish
(i) additional freight elevator (and loading dock) service on a dedicated basis,
(ii) additional heating, air conditioning, ventilation services, (iii) additional cleaning services, and (iv) other additional services as listed on Exhibit O annexed hereto, and Tenant, within twenty (20) days of Landlord's bills therefor, shall pay Landlord the Applicable Price therefor. There shall be no additional charge to Tenant for Tenant's use, during Freight Elevator Hours, of the freight elevators to bring in construction materials for the performance of Alterations or for Tenant's move in to any portion of the Premises. During construction of Alterations and move-in, Tenant will have the dedicated use of one (1) freight elevator at such times as Tenant shall request, to be manned at such times by Landlord's own union labor; provided, however, that (i) Tenant shall reimburse Landlord for Landlord's actual out-of-pocket cost of furnishing such Landlord's own union labor, (ii) if the use of Landlord's own union labor shall result in any labor trouble or jurisdictional dispute with the union labor of Tenant's contractors, the freight elevator shall instead be manned by union labor furnished by Tenant's contractor, and (iii) Tenant shall not be entitled to such dedicated use of one
(1) freight elevator during any periods of breakdown of the Building's other freight elevator. In addition, during such construction, Tenant may have the exclusive use of one (1) passenger elevator from each bank for the transport of its construction personnel only (but not construction materials). Tenant shall be responsible for daily cleaning and maintenance of such elevator, the public lobby and any other area of the Building (as opposed to the Premises) affected thereby. During all other times, if Tenant requests temporarily the dedicated use of one (1) freight elevator, Landlord shall furnish the same and Tenant shall pay to Landlord the Applicable Price for such service. During its move-in Tenant shall have the right to use the passenger elevators in the low rise elevator bank for its move provided Tenant properly protects such elevators. Following Tenant's performance of the initial Alterations with respect to any portion of the Premises, Landlord shall clean such portion of the Premises to prepare the same for Tenant's occupancy, at no additional cost to Tenant, provided that such portion is free of construction materials and debris.

            11.11 Interruption in Services. Landlord reserves the right, without any diminution or abatement of rent or any other liability to Tenant, including, without limitation, for direct or consequential damage, or otherwise, and without constituting any claim of constructive eviction, to stop any heating, elevator, escalator, ventilation, air conditioning, electricity, domestic water, condenser water, cleaning or other service and to interrupt the use of any Building facilities, when necessary, and for as long as may reasonably be required, by reason of accidents, strikes, the making of repairs, alterations or improvements, lockouts, riots, acts of God, governmental preemption in connection with a national or local emergency, inability to secure a proper supply of fuel, steam, water, electricity, labor or supplies, laws, orders or regulations of any governmental authority, Landlord's compliance with any mandatory governmental energy conservation or environmental protection program or any voluntary governmental energy conservation program, the request or consent of Tenant, or by reason of any other cause beyond the reasonable control of Landlord, subject to the following provisions of this Section 11.11. Landlord shall not, however, except in an emergency (i) voluntarily effect any shutdown or reduction of any service without at least ten (10) business days prior notice to Tenant of the time and duration thereof, or (ii) voluntarily effect or continue any shutdown or reduction of (x) electricity, domestic water or condenser water other than during the hours of 8:00 a.m. Saturday through 8:00 p.m. on Sunday, or (y) any other service (excluding cleaning) during Business Hours. Additionally, except in emergency, Tenant, by notice to Landlord given within five (5) business days of its receipt of Landlord's notice pursuant to clause (i) of the preceding sentence relative to any service shutdown or reduction, may require Landlord to postpone such service shutdown or reduction by thirty (30) days. In case of any service shutdown or reduction arising out of, or the ending of which requires, any work by Landlord, Landlord shall prosecute such work diligently and continuously so as to minimize the duration of such service shutdown or reduction. All non-emergency service, repairs and other work to Building elevators and escalators shall be done outside Business Hours, except for any extended repairs or other work that requires more than a single evening; such extended repairs or other work shall be confined to one (1) elevator or escalator per bank at any time (and the other escalator shall be configured to run up).

            11.12 Damage or Defective Condition. Tenant shall give to Landlord prompt notice of any damage to, or defective condition in, any part or appurtenance of the Building's sanitary, electrical, heating, air conditioning, ventilation or other systems serving, located in, or passing through, the Premises becoming known to Tenant's director of building operations (exclusive of any such damage or defective condition to or in any fixtures, equipment, improvements or installations installed by Tenant) and the damage or defective condition shall be remedied by Landlord with reasonable diligence, provided, however, that if the damage or defective condition was caused by, or by the improper use of any of the systems by, Tenant or its employees, licensees or invitees and is not coverable by an "all risk" insurance policy, the cost of the remedy thereof shall be paid by Tenant within twenty (20) days of Landlord's demand accompanied by appropriate supporting documentation. Tenant shall not be entitled to claim any damages or offset in Fixed Rent or Additional Rent arising from any such damage or defective condition, nor shall Tenant be entitled to claim any eviction by reason of any such damage or defective condition.

            11.13 Building Directory. Landlord shall maintain touch-screen directories of tenants of the Building in the Building atrium at the Maiden Lane and Pine Street entrances and on the mezzanine level. Landlord shall, at the request of Tenant, maintain listings on such directories of Tenant and any other person, firm or corporation in occupancy of the Premises or any part thereof as permitted hereunder, and the names of any officers or employees of the foregoing; provided, however, that the number of names so listed shall be in the same proportion to the capacity of the Building directory as the aggregate number of rentable square feet of the Premises is to the aggregate number of rentable square feet of the Building, but in no event less than one per 150 square feet of rentable area of the Premises. The listing of any name other than that of Tenant, whether on the doors or windows of the Premises, on the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the Premises or be deemed to be the consent of Landlord mentioned in
Article 12 below, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this Lease or to any sublease of the Premises or to the use or occupancy thereof by others.

            11.14 Operation & Maintenance of the Building. Landlord shall operate and maintain the Building and provide all services consistent with standards for a Class A office building in downtown Manhattan. Landlord shall maintain in condition befitting a Class A office building in downtown Manhattan the Building's structure and shell, all common, service and utility areas and facilities of the Building and the Building's electrical, heating, ventilating, air-conditioning, plumbing, sanitary, sprinkler, fire life safety and other systems (excluding any portions thereof installed by Tenant) (all of the foregoing being herein called the "Base Building"), and shall make all repairs and replacements to the Base Building required to keep the same in such condition. Landlord shall clean and police the Building atrium and shall clean, maintain, repair and replace all personal property therein as befitting a Class A office building in downtown Manhattan, including the plants and landscaping therein.

            11.15 Accessibility and Security (a) Landlord shall provide a uniformed guard twenty-four (24) hour a day seven (7) days a week at the Maiden Lane entrance to the Building for security purposes and to provide ADA accessibility and assistance as needed.

            (b) The provisions of this Section 11.15(b) shall be applicable during Business Hours.

                  Persons shall be permitted to enter the Building atrium at the
            Maiden Lane and Pine Street entrances and proceed to the mezzanine level without clearing security.

                  Landlord shall station security personnel at both the south security desk on the mezzanine level and the north security desk on the mezzanine level.

                  Persons displaying an identification card issued by Tenant (a
            "Tenant ID Card") shall be permitted to pass Landlord security at either the north or south security desk on the mezzanine level.

                  Persons without a Tenant ID Card seeking to enter the Premises shall be required to clear Landlord security on the mezzanine level and Landlord's security personnel will notify Tenant whenever any such person seeks access to the Premises and shall admit such person if Tenant authorizes such entry.

                  Notwithstanding the preceding paragraph (i) Tenant shall have the right to station its own security personnel at the south security desk on the mezzanine level (in addition to Landlord's security personnel at such desk) and (ii) so long as and whenever Tenant stations its own security personnel at the south security desk persons without a Tenant ID Card seeking to enter the Premises shall be processed by Tenant's security personnel rather than Landlord's security personnel. Tenant's security personnel may issue a day pass to any such person and, by displaying a current day pass issued by

            Tenant's security personnel, such person shall be permitted to pass Landlord security at either the north or south security desk on the mezzanine level.

            (c) The provisions of this Section 11.15(c) shall be applicable other than during Business Hours.

                  Persons shall be permitted to enter the Building atrium only at the Maiden Lane entrance and shall be subject to security at that location.

                  Landlord shall station security personnel at the Maiden Lane entrance.

                  Persons displaying a Tenant ID Card shall be permitted to pass
            Landlord security on the plaza level and proceed to the mezzanine level.

                  Persons without a Tenant Employee ID Card seeking to enter the
            Premises shall be required to clear security on the plaza level and Landlord's security personnel will notify Tenant whenever any such person seeks access to the Premises and shall admit such person if Tenant authorizes such entry.

                  Notwithstanding the preceding paragraph (i) Tenant shall have the right to install and station security personnel at its own security desk on the plaza level, near the Maiden Lane entrance, and
            (ii) so long as and whenever Tenant stations its own security personnel on the plaza level persons without a Tenant ID Card seeking to enter the Premises shall be processed by Tenant's security personnel rather than Landlord's security personnel. Tenant's security personnel may issue a day pass to any such person and, by displaying a current day pass issued by Tenant's security personnel, such person shall be permitted to pass Landlord security on the plaza level (and proceed to the mezzanine level).

                  Either party may provide additional security at the mezzanine level, but any person displaying a Tenant ID Card or a current day pass issued by Tenant's security personnel shall be permitted to pass any such additional Landlord security.

            (d) Tenant shall furnish Landlord with samples of its Tenant ID Card and day pass. Landlord shall not be responsible for verifying that any person displaying a Tenant ID Card or a day pass issued by Tenant is in fact the authorized holder thereof. Persons displaying a Tenant ID Card or a day pass issued by Tenant shall not be required by Landlord to sign any register upon leaving or entering the Building at any time.

            (e) Tenant shall have the right to control access to the low-rise elevator bank (and in the event Tenant shall ever lease all premises served by the mid-rise elevator bank or the high-rise elevator bank, such additional elevator bank or banks, as applicable). Tenant shall have the right (i) for such purpose to install (A) turnstiles and gates to the low-rise elevator bank (and in the event Tenant shall ever lease all premises served by the mid-rise elevator bank or the high-rise elevator bank, such additional elevator bank or banks, as applicable), and/or (B) to install partitions to separate any elevator bank to which Tenant has the right to control access from any elevator bank or other area to which Tenant does not have the right to control such access, subject, in either case, to Landlord's prior approval of the plans therefor, which approval shall not be unreasonably withheld, or (ii) to exercise such control by other means, subject to the approval of Landlord which approval shall not be unreasonably withheld.

            (f) Tenant shall have the right (i) to install computers and telephones at its security desks and (ii) to run voice, data and/or electrical conduits from the Premises or Tenant's Shafts to such computers and telephones and to any equipment installed by Tenant to control access to any elevator bank. Landlord shall furnish electricity to any such computers, telephones and equipment.

            11.16 Tenant's Car Service Line. Landlord shall (at no cost to Landlord) cooperate with Tenant's efforts to sign any permit applications requested by Tenant to enable Tenant to acquire rights to use the area directly in front of the Maiden Lane entrance for its car service line.

            11.17 Applicable Price. The term "Applicable Price" as used with respect to each item referred to Exhibit O shall mean the price set forth therefor on Exhibit O (the "Original Applicable Price"); provided, however, that on January 1, 2000 and on each succeeding January 1, Landlord may adjust the Applicable Price of each item to reflect increases in the actual cost to Landlord of providing such item; provided, however, that in no event shall the Applicable Price for any item any year exceed product of the Original Applicable Price for such item multiplied by the CPI Factor for such year.

            The term "CPI Factor" shall mean for any year the quotient of the Index for January of such year divided by the Index for January 1999. The term "Index" shall mean the Revised Consumer Price Index for All Urban Consumers (i.e., the "CPI-U") published by the Bureau of Labor Statistics of the United States Department of Labor ("BLS"), for New York-Northern New Jersey-Long Island, NY-NJ-CT, All Items (1982-84 = 100). IF BLS changes the publication frequency of Index so that an Index is not available for the month of January to make any adjustment specified herein, the adjustment in question shall be based on the percentage difference between the Index for the closest preceding month for which an Index is available and the Index for the corresponding month in 1999. If BLS changes the base reference period for the Index from 1982-84 = 100, the adjustments required hereunder shall be determined with the use of such conversion formula or table as may be published by BLS. If BLS otherwise substantially revises, or ceases publication of, the Index, then a substitute index for determining the adjustments required hereunder, issued by BLS or by a reliable governmental or other nonpartisan publication, shall be reasonably designated by Landlord.

            11.18 Fire Alarm. Tenant shall have the right to install a new "state of the art" micro-processor based data gathering panel (DGP) on each floor for incorporation into the existing base building fire alarm system. The DGPs shall be microprocessor based, and include distributed amplification and distributed power supplier. Tenant shall have the right to install a redundant (second) Fire Alarm System riser cable, connected to the base building system, to serve Tenant's DGPs. In connection with this work, Tenant may relocate the existing building fire alarm system due to its location within the CNA Closet. In performing its work under this Section Tenant shall comply with Applicable Law, including applicable fire regulations, and shall purchase components from the manufacturer of the base building system.

            Article 12. Assignment and Subletting.

            12.1 General. Except as hereinafter provided, Tenant, for itself, its distributees, administrators, legal representatives, successors and assigns, expressly covenants that it shall not, directly or indirectly, by operation of law or otherwise, assign, mortgage or encumber this Lease or any part thereof, or underlet, or suffer, or permit the Premises or any part thereof to be used or occupied by others, without the prior written consent of Landlord in each instance. If this Lease or any part thereof is assigned, or if the Premises or any part thereof is underlet, used or occupied by anyone other than Tenant, Landlord may, after default beyond any applicable notice or cure period by Tenant, collect rent from the assignee, undertenant, user or occupant, and apply the net amount collected to the rent herein reserved, but no assignment, underletting, use, occupancy or collection shall be deemed a waiver (except to the extent Landlord has collected Fixed Rent and Additional Rent) of the provisions hereof, or the acceptance of the assignee, undertenant, user or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment, mortgage, encumbrance, underletting, use or occupancy shall not in any way be construed to relieve Tenant or any assignee or subtenant from obtaining the express consent in writing of Landlord to any further assignment, mortgage, encumbrance, underletting, use or occupancy to the extent required by the terms of this Article. Each assignee and each subtenant shall be bound by the same obligations and entitled to the same rights as Tenant under this Article 12, including the rights provided by Sections 12.7 and 12.8 except that (i) the proviso to Section 12.7 shall not be applicable to any subtenant, and (ii) when applying Section 12.8 to any subtenant the term "Related Party" shall be defined by reference to such subtenant rather than Tenant. Tenant shall not include in any advertisement the proposed sublease rental rate. Notwithstanding any subletting to any subtenant or acceptance of rent or additional rent by Landlord from any subtenant, Tenant shall and will remain fully liable for the payment of the Fixed Rent and Additional Rent due and to become due hereunder and for the performance of a11 the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed and all acts and omissions of any subtenant or anyone claiming under or through any subtenant that shall be in violation of any of the obligations of this Lease, and any violation shall be deemed to be a violation by Tenant. Any amendment or modification to a sublease which shall extend the term thereof or shall expand the premises demised thereby (other than, in either case, pursuant to the exercise of an option or right set forth therein) shall, as to such extension or expansion, be deemed to constitute a new sublease to which the provisions of this Article 12 shall separately apply; any other amendment or modification of a sublease shall not be deemed a new sublease but Tenant shall furnish Landlord with a copy thereof prior to the effectiveness thereof.

            12.2 Request for Consent. Each request by Tenant for Landlord's consent to any assignment of this Lease or any sublease of all or any part of the Premises shall be accompanied by

                  (i) a statement of the proposed effective or commencement date of the proposed assignment or sublease, which shall be not less than ten (10) business days nor more than one (1) year after the giving of the notice,

                  (ii) in the case of a proposed sublease, (x) a description of the premises proposed to be sublet, including all premises covered by any expansion rights and options proposed to be included in such proposed sublease (together, the "Proposed Sublease Premises"), and
            (y) a statement of the proposed expiration date of the proposed sublease, assuming the exercise of any renewal options proposed to be included in such proposed sublease (the "Proposed Sublease Expiration Date"),

                  (iii) a statement setting forth in reasonable detail the
            identity of the proposed assignee or subtenant and the nature of its business,

                  (iv) a confirmation that the proposed primary use of the
            premises to which such assignment or sublease shall relate is office use or if such proposed primary use is not office use, then a statement setting forth the proposed primary use of the Premises,

                  (v) if known to Tenant, a statement of the identity of any broker who may be entitled to a commission in respect of the proposed assignment or subletting,

                  (vi) such financial information with respect to the proposed assignee or subtenant, as shall have been furnished to Tenant by such assignee or subtenant (it being agreed, however, that in the case of a proposed sublease Landlord shall not be entitled to withhold its consent by reason of the financial condition of the proposed subtenant), and

                  (vii) in the case of a proposed assignment, such other
            information reasonably requested by Landlord within five (5) days of its receipt of the information referred to in the preceding clauses of this sentence.

            12.3 Consent Not to Be Unreasonably Withheld; Conditions. Provided that Tenant is not in default of any of Tenant's obligations under this Lease beyond any applicable notice or grace period, Landlord's consent to the proposed assignment or sublease shall not be unreasonably withheld, provided that the following conditions are satisfied:

                  (a) Tenant shall have complied with the provisions of Section
            12.2 of this Article;

                  (b) The proposed assignee or subtenant is engaged in a
            business that is in keeping with the standards of the Building;

                  (c) The proposed assignee or subtenant is a reputable entity of good character;

                  (d) The proposed assignee or sublessee is not an entity with whom Landlord is then negotiating to lease comparable space in the Building which Landlord has available for a comparable term; and

                  (e) In the case of a proposed sublease, there shall not be more than three (3) occupants (including Tenant) of each floor of the Premises on which all or any portion of the premises proposed to be subleased shall be located, provided that an entity, together with its Related Parties, shall be considered a single occupant for purposes of this Section 12.3(e).

            Within ten (10) business days after receipt by Landlord of all information required by Section 12.3 Landlord shall either (i) grant consent in the form attached hereto as Exhibit P or (ii) furnish Tenant with a notice that it withholds consent and of its reasons therefor. If Landlord shall fail timely to grant such consent or furnish such notice, Landlord shall be deemed to have granted such consent.

            Tenant shall reimburse Landlord, within thirty (30) days of receipt of an invoice from Landlord therefor, for any actual reasonable out-of-pocket costs that may be incurred by Landlord to independent third parties in connection with the considering Tenant's request for consent, including, without limitation, the costs of making investigations as to the acceptability of the proposed assignee or subtenant, and reasonable legal costs incurred in connection with the granting of any requested consent.

            If Landlord shall decline to give its consent to any proposed assignment or sublease, Tenant shall indemnify, defend and hold harmless the Landlord Indemnitees against and from any and all Claims that may be made against the Landlord Indemnitees by the proposed assignee or sublessee or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease.

            12.4 Effect of Consent.

            Each consent to assignment issued by Landlord pursuant to Section
12.3 shall be effective with respect to any assignment of this Lease to the assignee identified in Tenant's request for consent provided that such assignment (i) is fully-executed and delivered (and a copy thereof delivered to Landlord) within 270 days of Tenant's request for consent, and (ii) is effective on a date no earlier than the date set forth in Tenant's request for consent. If Tenant proposes to enter into any assignment of this Lease not conforming to the foregoing provisions of this paragraph, Tenant shall again be required to comply with the foregoing provisions of this Article 12.

            Each consent to sublease issued by Landlord pursuant to Section 12.3 shall be effective with respect to any sublease of all or any portion of the Proposed Sublease Premises identified in Tenant's request for consent to the subtenant identified in Tenant's request for consent provided that such sublease
(i) is fully-executed and delivered (and a copy thereof delivered to Landlord) within 270 days of Tenant's request for consent, (ii) commences no earlier than the proposed commencement date set forth in Tenant's request for consent, and
(iii) expires (assuming the exercise of any renewal options provided for therein) no later than the Proposed Sublease Expiration Date set forth in Tenant's request for consent. If Tenant proposed to enter into any sublease of all or any portion of the Premises not conforming to the foregoing provisions of this paragraph, Tenant shall again be required to comply with the foregoing provisions of this Article 12.

            Tenant shall deliver to Landlord prior to the effective date of the assignment or the commencement date of the sublease executed copies of such assignment or sublease as well as all other agreements, if any, relating to such assignment or sublease, and, if not fully disclosed thereby, a statement of all consideration to be received by Tenant for or in connection with the assignment or sublease and the terms of payment therefor.

            12.5 Provisions Applicable to Every Sublease. With respect to each and every sublease or subletting authorized by Landlord under the provisions of this Lease or for which Landlord's consent is not required, it is further agreed that:

                  (a) No subletting shall be for a term ending later than one
            (1) day prior to the Expiration Date of this Lease;

                  (b) No sublease shall be valid, and no subtenant shall take possession of the Premises or any part thereof, until an executed counterpart of the sublease has been delivered to Landlord; and

            (c) Each sublease shall provide that it is subject (to the extent applicable to the subleased premises and sublease term) and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and that in the event of termination, re-entry or dispossess by Landlord under this Lease Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor, under the sublease, and the subtenant shall, at Landlord's option, attorn to Landlord pursuant to the executory provisions of the sublease, except that Landlord shall not (1) be liable for any previous act or omission of Tenant under the sublease, (2) be subject to any offset, not expressly provided in the sublease, that theretofore accrued to the subtenant against Tenant, or (3) be bound by any modification of the sublease made after Landlord's so taking over such right, title and interest unless Landlord has consented to such modification or by any previous prepayment of more than one month's rent.

            12.6 Profit-Sharing. If Landlord shall give its consent to any assignment of this Lease or to any sublease, Tenant shall in consideration therefor, pay to Landlord, as additional rent:

            (a) in the case of an assignment, an amount equal to fifty percent (50%) of all sums (excluding rent payable under this Lease, which shall be payable directly to Landlord) and other consideration payable to Tenant by the assignee for or by reason of the assignment (including, but not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property, less the net unamortized cost thereof determined on the basis of generally accepted accounting principles consistently applied) reduced (but not below zero) by (i) the actual expenses incurred in good faith by Tenant in connection with such assignment including without limitation, e.g., lease takeover payments and other tenant allowances, reasonable attorney's fees, cost of initial alterations made to the Premises (or portions thereof) for the benefit of the assignee and brokerage and leasing commissions, and (ii) an amount equal to the Fixed Rent and Additional Rent payable under this Lease during the period commencing on the date the Premises was vacated by Tenant through the effective date of the assignment, but in no event to exceed six (6) months, payable if, as and when Tenant receives such sums, after recoupment by Tenant of such actual expenses referred to in clause (i) above and such amount referred to in clause (ii) above; and

            (b) in the case of a sublease, fifty percent (50%) of any rents, additional charges or other considerations payable under the sublease to Tenant by the subtenant that are in excess of the Fixed Rent and Additional Rent accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof (including, but not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property, less the net unamortized cost thereof determined on the basis of generally accepted accounting principles consistently applied) reduced (but not below zero) by (i) the actual expenses incurred in good faith by Tenant in connection with such sublease including, without limitation, e.g., lease takeover payments and other tenant allowances, reasonable attorney's fees, cost of initial alterations made to the subleased space for the benefit of the sublessee and brokerage and leasing commissions and (ii) an amount equal to Fixed Rent and Additional Rent payable under this Lease in respect of the subleased space for the period commencing on the date the subleased space was vacated by Tenant through the commencement date of the sublease, but in no event to exceed six (6) months, payable if, as and when Tenant receives such sums, after recoupment by Tenant of such actual expenses referred to in clause (i) above and such amount referred to in clause (ii) above.

            12.7 Changes in Control; Transactions with Successors. Sections 12.1, 12.2, 12.3, 12.4 and 12.6 of this Article shall apply to a transfer, directly or indirectly, by one or more transfers (other than transfers of publicly traded interests in Tenant), of a majority of the beneficial interest of Tenant only if the primary purpose thereof is the circumvention of the conditions and restrictions set forth in this Article 12, as if such transfer were an assignment of this Lease. The first sentence of Section 12.1 and Sections 12.2, 12.3, 12.4, 12.5 and 12.6 of this Article shall not apply to, and Landlord's consent shall not be required for, transactions with a corporation or other entity into or with which Tenant is merged or consolidated or to which all or substantially all of Tenant's assets are transferred; provided that in either case (1) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles of not less than the product of eighteen (18) multiplied by the per annum Fixed Rent then payable under this Lease, and (2) proof reasonably satisfactory to Landlord of such net worth shall have been delivered to Landlord no later than ten (10) days after the effective date of the transaction.

            12.8 Transactions with Related Parties. The first sentence of
Section 12.1 and Sections 12.2, 12.3, 12.4, 12.5 and 12.6 of this Article shall not apply to, and Landlord's consent shall not be required for, any assignment or sublease by Tenant to any Related Party or to the occupancy of any portion of the Premises by a Related Party without a subletting or assignment. For the purposes of this Section, a "Related Party" shall mean (x) any corporation, partnership or other entity which, at the time of the making of such assignment or sublease or the commencement of such occupancy, is controlled by, controls, or is under common control with, Tenant, (y) any service provider of Tenant (such as, for example, any consultant providing services (e.g., travel, technology, legal or accounting services) to Tenant and/or its employees, but not to the public) and (z) any entity that acquires one of Tenant's business units or divisions.

            12.9 Miscellaneous Provisions Regarding Assignments. Any assignment of this Lease (other than an assignment by operation of law in connection with a merger or consolidation), whether made with Landlord's consent pursuant to
Section 12.1 of this Article, or without Landlord's consent pursuant to Section
12.7 or 12.8 of this Article, shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement in the form attached hereto as Exhibit Q. No such assignment shall release any predecessor tenants, including the original-named Tenant, from liability. The joint and several liability of Tenant and any assignee or immediate or remote successor in interest of Tenant and the due performance of the obligations of this Lease on Tenant's part to be performed or observed shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Landlord extending the time of, or modifying any of the obligations of, this Lease, or by any waiver or failure of Landlord to enforce any of the obligations of this Lease.

            Article 13. Damage by Fire, etc.

            13.1 If any part of the Premises shall be damaged by fire or other casualty, Tenant shall give prompt notice thereof to Landlord. If any part of the Premises or of the Base Building shall be damaged by fire or other casualty Landlord shall, subject to the provisions of Section 13.2, proceed with reasonable diligence to repair the damage, and if any part of the Premises shall be rendered untenantable by reason of such damage to the Premises or the Base Building, the annual Fixed Rent and the Additional Rent on account of Real Estate Taxes, Operating Costs and Cleaning Costs payable hereunder, to the extent that the Fixed Rent and the Additional Rent on account of Real Estate Taxes, Operating Costs and Cleaning Costs relates to the part of the Premises that has been rendered untenantable, shall be abated for the period from the date of the damage to the date when such part of the Premises shall have been made tenantable or to any earlier date upon which the term of this Lease shall expire or terminate. As used in this Article, the term "untenantable" shall mean, with respect to the Premises or any portion thereof, that the same is unsuitable for use (and is not used) in the normal manner for the purpose for which leased, by reason of damage or destruction therein or to the Base Building, or by reason of interruption or diminution in any of the services otherwise ordinarily provided thereto, or by reason of not being reasonably accessible. In the event a rent abatement occurs under this Article with respect to a portion of the Premises then subject to another abatement of rent under this Lease, the other abatement period shall be extended with respect to such portion of the Premises one (1) day for each day of the abatement period under this Article. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from any damage or the repair thereof. Tenant acknowledges that Landlord is not obligated to carry insurance of any kind on Tenant's goods, furniture or furnishings or on any fixtures, equipment, improvements, installations or appurtenances installed by Tenant or removable by Tenant as provided in this Lease, and that Landlord shall not be obligated to repair any damage thereto or replace the same.

            13.2 If repair or restoration of the Building (excluding goods, furniture or furnishings and any fixtures, equipment, improvements, installations or appurtenances installed by or for any tenant or removable by any tenant) reasonably estimated to cost at least fifty percent (50%) of the full insurable value of the Building (excluding goods, furniture or furnishing and any fixtures, equipment, improvements, installations or appurtenances installed by or for any tenant or removable by any tenant) shall be required as a result of damage by fire or other casualty (whether or not the Premises shall have been damaged by fire or other casualty), then this Lease and the term and estate hereby granted may be terminated by Landlord by its giving to Tenant within ninety (90) days after the date of the damage a notice specifying a date, not less than thirty (30) days after the giving of the notice, for the termination; provided, however, that, at Tenant's election, no such notice of termination shall be effective unless Landlord shall also simultaneously terminate all other leases of space in the Building. In the event of the giving of notice of termination, this Lease and the term and estate hereby granted shall expire as of the date specified therefor in the notice, with the same effect as if that date were the Expiration Date, and the Fixed Rent and Additional Rent payable hereunder shall be apportioned as of the date of termination, subject to abatement, if any, as and to the extent above provided.

            13.3 If because of damage by fire or other casualty more than twenty-five percent (25%) of the floor area of the Premises shall have been rendered untenantable, Landlord shall deliver to Tenant within forty-five (45) days of the date of the fire or other casualty the determination of an independent architect or engineer selected by Landlord, subject to Tenant's approval (not to be unreasonably withheld), of the estimated time to complete the repair and restoration required by Section 13.1 (the "Estimated Repair Time"). If such independent architect's or engineer's determination of the Estimated Repair Time is greater than one hundred eighty (180) days from the date of the fire or other casualty, Tenant may terminate this Lease by giving notice of termination to Landlord within thirty (30) days after the receipt by Tenant of notice from Landlord specifying such independent architect's or engineer's determination of the Estimated Repair Time. If Tenant does not terminate this Lease as provided above or such independent architect's or engineer's determination of the Estimated Repair Time was less than one hundred eighty (180) days, and Landlord fails to complete the repair and restoration required by Section 13.1 within the Estimated Repair Time plus thirty (30) days, Tenant may terminate this Lease by giving notice of termination to Landlord within thirty (30) days after the expiration of the Estimated Repair Time plus thirty (30) days. If Tenant gives notice to Landlord to terminate this Lease as provided above, this Lease shall terminate on the date provided for in the notice by Tenant, but in no event later than twelve (12) months after the giving of the notice, with the same effect as if the date specified in the notice was the Expiration Date and the Fixed Rent and Additional Rent payable hereunder shall be apportioned as of the date of termination, subject to abatement, if any, as and to the extent above provided.

            13.4 Nothing herein contained shall relieve Tenant from any liability to Landlord in connection with any damage to the Premises or the Building or Landlord's property therein by fire or other casualty if Tenant shall be legally liable therefor, except, however, that Landlord hereby releases Tenant with respect to any liability that Tenant might otherwise have had to Landlord for any damage to the Premises or the Building or Landlord's property therein by fire 6r other casualty occurring during the term of this Lease to the extent arising from a casualty or other event coverable by an "all risk" insurance policy.

            13.5 This Lease shall be considered an express agreement governing any case of damage to or destruction of, or any part of, the Building or the Premises by fire or other casualty, and Section 227 of the Real Property Law of the State of New York providing for a contingency in the absence of express agreement, and any other law of like import now or hereafter in force, shall have no application hereunder.

            Article 14. Condemnation.

            14.1 In the event that the whole of the Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title as a result of the condemnation or taking.

            14.2 In the event that only a part of the Premises shall be condemned or taken, then the term and estate hereby granted with respect to that part of the Premises shall forthwith cease and terminate as of the date of vesting of title as a result of the condemnation or taking and the Fixed Rent and the Additional Rent on account of Real Estate Taxes, Operating Costs and Cleaning Costs payable hereunder, to the extent that the Fixed Rent and the Additional Rent on account of Real Estate Taxes, Operating Costs and Cleaning Costs relate to that part of the Premises, shall be abated for the period from the date of the vesting of title to the Expiration Date with respect to that part of the Premises. In the event a rent abatement occurs under this Article with respect to a portion of the Premises then subject to another abatement of rent under this Lease, the other abatement period shall be extended with respect to such portion of the Premises one (1) day for each day of the abatement period under this Article.

            14.3 In the event that only a part of the Building shall be condemned or taken, then (i) if more than twenty-five percent (25%) of the floor area of the Building has been condemned or taken (whether or not the Premises are affected), this Lease and the term and estate hereby granted may be terminated by Landlord by giving to Tenant, within sixty (60) days following the date on which Landlord shall have received notice of the vesting of title, written notice specifying a date, not less than thirty (30) days after the giving by Landlord of the notice, for the termination, and (ii) if the condemnation or taking shall be of a substantial part of the Premises or of a substantial part of the means of access thereto, this Lease and the term and estate hereby granted may be terminated by Tenant by giving to Landlord, within sixty (60) days following the date upon which Tenant shall have received notice of the vesting of title, written notice specifying a date, not less than thirty
(30) days after the giving by Tenant of the notice, for the termination, or
(iii) if neither Landlord nor Tenant elects to terminate this Lease as aforesaid, this Lease shall be and remain unaffected by the condemnation or taking, except that this Lease and the term and estate hereby granted with respect to the part of the Premises so condemned or taken shall expire on the date of the vesting of title to that part and except that the Fixed Rent and the Additional Rent payable with respect to Real Estate Taxes, Operating Costs and Cleaning Costs payable hereunder shall be abated to the extent, if any, hereinabove provided in this Article. In the event that only a part of the Premises shall be condemned or taken and this Lease and the term and estate hereby granted with respect to the remaining portion of the Premises are not terminated as hereinabove provided, landlord will proceed with reasonable diligence to restore the remaining portion of the Premises as nearly as practicable to the same condition it was in prior to the condemnation or taking.

            14.4 The termination of this Lease and the term and estate hereby granted in any of the cases hereinabove provided shall be with the same effect as if the date of the termination were the Expiration Date, and the Fixed Rent and Additional Rent payable hereunder shall be apportioned as of the date of termination.

            14.5 In the event of any condemnation or taking hereinabove mentioned of all or a part of the Building, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including, without limitation, any award made for the value of the estate vested by this Lease in Tenant, and Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any award or any part thereof, and Tenant shall be entitled to receive no part of any award; provided, however, that nothing herein contained shall be deemed to preclude Tenant from intervening for Tenant's own interest in any condemnation proceeding to claim or receive from the condemning authority any compensation to which Tenant may otherwise lawfully be entitled in respect of property owned by Tenant and removable by it under Article 9 hereof.

            14.6 The provisions of this Article shall not be applicable to any condemnation or taking for governmental occupancy for a limited period.

            Article 15. Compliance with Laws.

            15.1 Tenant shall comply with all laws, including without limitation the Americans with Disabilities Act, and ordinances and all rules, orders, regulations and requirements of all governmental authorities (collectively, "Applicable Laws") at any time duly issued and in force requiring compliance in, to or upon the Premises or any part thereof except that Tenant shall not be under any obligation to comply with any Applicable Law requiring any structural Alteration of or to the Premises unless the requirement for compliance arises out of either (i) a condition that has been created by, or at the instance of, Tenant, or (ii) a breach of any covenant, agreement, term, provision or condition hereof on the part of Tenant to be kept, observed or performed.

            Landlord shall comply with all Applicable Laws at any time duly issued and in force (a) requiring compliance in, to or upon the Base Building, or (b) requiring any structural Alterations of or to the Premises which, by reason of the exception set forth therein, Tenant is not required by the preceding paragraph to make.

            The provisions of this Section 15.1 shall be applicable to any requirement for compliance arising out of or being a condition to any Alterations in or to or use of the

Premises made or proposed to be made by Tenant, except that if any such compliance is required in, to or upon the Base Building by reason of Tenant's using or proposing to use any portion of the Premises for any use not permitted by the now-existing Certificate of Occupancy for the Building, Tenant shall be required to effect such compliance; provided, however, that this sentence shall not be applicable to any circumstance governed by the last paragraph of Section 5.1.

            15.2 Landlord represents to Tenant that the Building was built after the use of asbestos was outlawed. A copy of the most current filed ACP-5 Form for the Building shall be delivered by Landlord to Tenant prior to the Term Commencement Date. In the event Tenant discovers any asbestos or any other hazardous material (as hereinafter defined) in the Premises or in other portion of the Building in which Tenant is permitted to install property or perform work or in the common or service areas of the Building, Tenant shall have the right, upon ten (10) business days prior written notice to Landlord, to remove such asbestos or other hazardous material and (unless such asbestos or hazardous material was placed or installed in the Premises or such portion of the Building by Tenant) Landlord shall within twenty (20) days of demand therefor, accompanied by appropriate documentation, repay to Tenant the actual cost of removal incurred by Tenant. The term "hazardous material" as used herein shall mean any petroleum or petroleum products (including oil, crude oil, natural or synthetic gas) except as used in accordance with Applicable Law in connection with fuel tanks and generators installed in the Building by Landlord or Tenant, radioactive materials, any asbestos or asbestos containing materials, PCBs, any explosive or flammable materials, or any other hazardous or toxic waste, material or substance, including, without limitation, any waster, material or substance now or hereafter included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "toxic substances," "toxic waste" or "toxic material" or similar term contain in any law or governmental regulation.

          Article 16. Mortgage, Subordination, and Attornment.

            16.1 This Lease and the term and estate hereby granted are and shall be subject and subordinate to the lien of each mortgage that may now or at any time hereafter affect the Building, the Land, or Landlord's interest therein and to all renewals, modifications, consolidations, replacements and extensions thereof (each, an "Underlying Mortgage") and any underlying lease that may now or at any time hereafter affect the Land or Building and to all renewals, modifications, consolidations, replacements and extensions thereof (each, an "Underlying Lease"). The foregoing provision for the subordination of this Lease and the term and estate hereby granted shall be self-operative and no further instrument shall be required to effect the subordination. Nevertheless, Tenant shall, upon request by Landlord, at any time or times, execute and deliver any and all instruments that may be necessary or proper to effect, confirm or evidence the subordination.

            16.2 If Landlord's interest in the Building or the Land shall be sold or conveyed to any person, firm or corporation upon the exercise of any remedy provided for in any Underlying Mortgage or by law or equity, the person, firm or corporation and each person, firm or corporation thereafter succeeding to its interest in the Building or the Land shall not be

                        (A) liable to pay damages to Tenant caused by any
            breach, act, omission or negligence of any prior landlord (including the then defaulting landlord), but (except for the holder of any Existing Mortgage) shall nonetheless remain subject to any and all abatements, deductions, offsets, claims, counterclaims and/or defenses which shall have accrued to Tenant against any prior landlord (including the then defaulting landlord) prior to the date that such person, firm or corporation shall have succeeded to the rights of the landlord under the Lease, but in any case, provided, however, such non-liability for damages shall neither diminish such person, firm or corporation's liability for continuing obligations of the landlord under the Lease nor diminish Tenant's right under the Lease with respect to the continuing failure of such person, firm or corporation to perform the obligations of the landlord under the Lease after the date that such person, firm or corporation succeeds to the interest of the landlord under the Lease;

                        (B) bound by any rent, additional rent or other items of
            rental under the Lease which Tenant might have paid for more than the current month to any prior Landlord (including the then defaulting Landlord); or

                        (C) bound by the terms of any agreement amending,
            modifying, supplementing or terminating the Lease (except as contemplated by this Lease) made without the written consent of the holder of such Underlying Mortgage, unless such consent shall have been unreasonably withheld.

            16.3 Notwithstanding the provisions of Section 16.1,

                  (i) the subordination of this Lease to (x) the Modified,
            Amended and Restated Mortgage, Spreader and Consolidation Agreement, dated as of January 9, 1989 and recorded on March 22, 1990 in Reel 1677 page 2057 in the Office of the Register of New York County (the "Register's Office") in favor of the State of California - Public Employees Retirement System and State of California - State Teacher's Retirement System as in effect on the date hereof (the "Existing First Mortgage") and (y) the Modified, Amended and Restated Mortgage, Spreader and Consolidation Agreement, dated as of January 9, 1989 and recorded on March 22, 1990 in Reel 1678 page 1918 in the Register's Office, as the same has been assigned, in favor of First Bank National Association, (successor to the Trustees of General Electric Pension Trust) as in effect on the date hereof (the "Existing Second Mortgage" and, together with the Existing First Mortgage, the "Existing Mortgages") shall be upon the terms and conditions set forth in Section 3.06 of each of the Existing Mortgages and

                  (ii) the subordination of this Lease (x) to any Underlying
            Mortgage other than the Existing Mortgages, (y) to any renewal, modification, consolidation, replacement or extension of any of the Existing Mortgages, or (z) to any Underlying Lease shall be subject to the delivery to Tenant by the mortgagee or lessor, as the case may be, of a non-disturbance agreement on the form attached hereto as Exhibit R in any case referred to in clause (x) or (y) above or an equivalent form in any case referred to in clause (z) above or, in either case, another form no less favorable to Tenant in any material respect.

Landlord represents that (a) there are currently no Underlying Mortgages other than the Existing Mortgages and no Underlying Leases, and (b) Landlord has repaid the principal of and all interest and prepayment charges on the Existing First Mortgage (other than any amounts payable under Section 3.05 of the Existing First Mortgage and Landlord believes that no such amounts are payable).

            16.4 Landlord shall, within five (5) days after the full execution and delivery of this Lease by each party, deliver by certified mail, return receipt requested, to the mortgagee under each of the Existing Mortgages the certificate required pursuant to the terms of Section 3.06(b) of each of the Existing Mortgages, and copies thereof shall be simultaneously delivered to Tenant. Copies of the signed return receipts from the delivery of the certificates and all responses received by Landlord from the mortgagees under the Existing Mortgages shall be immediately delivered to Tenant. If the mortgagee under either of the Existing Mortgages shall timely reject such certificate Landlord shall so notify Tenant and Tenant shall have the right, by notice to Landlord given within thirty (30) days of its receipt of such notice from Landlord, to terminate this Lease.

            Article 17. Conditions of Limitation.

            17.1 This Lease and the term and estate hereby granted are subject to the limitation that:

            (a) if Tenant shall default in the payment of any Fixed Rent or Additional Rent on any date upon which the Fixed Rent or Additional Rent becomes due and such default shall continue for ten (10) days after Landlord shall have given to Tenant a notice specifying the default, provided that Landlord shall not be required to give such notice with respect to a default in payment of Fixed Rent more than two (2) times in any twelve (12) month period;

            (b) if Tenant shall default in the due keeping, observance or performance of any covenant, agreement, term, provision or condition of this Lease (other than a default of the character referred to in Section 17.1(a)), and if the default shall continue and shall not be remedied by Tenant within thirty (30) days after Landlord shall have given to Tenant a notice specifying the default, or, in the case of a default which cannot with due diligence be cured within the thirty (30) day period, if Tenant
      (i) shall not promptly upon the giving of the notice of default give Landlord notice of Tenant's intention to institute all steps necessary to remedy the default, (ii) shall not duly institute and thereafter diligently prosecute to completion all steps necessary to remedy the default, and (iii) shall not remedy the default within a reasonable time after the date of the giving of the notice by Landlord; or

            (c) in case any event shall occur or any contingency shall arise whereby this Lease or the estate hereby granted or the unexpired balance of the term hereof would, by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than Tenant, except as permitted under Article 12 hereof, then in the event that (a), (b) or (c) occurs, Landlord may give to Tenant a notice of intention to end the term of this Lease at the expiration of three (3) days from the date of the giving of the notice, and, in the event the notice is given, this Lease and the term and estate hereby granted (whether or not the term shall theretofore have commenced) shall terminate upon the expiration of the three (3) days with the same effect as if the last of the three (3) days were the Expiration Date, and Tenant shall remain liable for damages as provided in this Lease or pursuant to law.

            17.2 In addition, this Lease and the term and estate hereby granted are subject to the limitation that whenever (a) Tenant, or any guarantor of Tenant's obligations under this Lease (the "Guarantor"), shall commence any case, proceeding or other action (1) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts; or (2) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or Tenant or the Guarantor shall make a general assignment for the benefit of its creditors; or
(b) there shall be commenced against Tenant or the Guarantor any case, proceeding or other action of a nature referred to in clause (a) above that (1) results in the entry of an order for relief or any adjudication or appointment or (2) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (c) Tenant or the Guarantor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clauses (a) and (b) above; or (d) Tenant or the Guarantor shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; then Landlord may give Tenant a notice of intention to end the term of this Lease at the expiration often (10) days from the date of service of the notice of intention, and upon the expiration of the ten (10) day period this Lease and the term and estate hereby granted, whether or not the term shall theretofore have commenced, shall terminate with the same effect as if that day were the Expiration Date, but Tenant shall remain liable for damages as provided in this Lease or pursuant to law.

            Article 18. Re-entry by Landlord.

            18.1 If this Lease shall terminate as provided in Article 17 hereof, Landlord or Landlord's agents and servants may immediately or at any time thereafter re-enter the Premises, or any part thereof, either by summary dispossess proceedings or by any suitable action or proceeding at law, without being liable to indictment, prosecution or damages therefor, and may repossess the Premises or any part thereof, and may remove any persons therefrom, to the end that Landlord may have, hold and enjoy the Premises again as and of its first estate and interest therein. The words "re-enter", "re-entry" and "re-entering" as used in this Lease are not restricted to their technical legal meanings.

            18.2 In the event of any termination of this Lease under the provisions of Article 17 hereof or in the event of the termination of this Lease by or under any summary dispossess or other proceeding or action or other measure undertaken by Landlord for the enforcement of its right of re-entry (herein called a "Default Termination"), Tenant shall thereupon pay to Landlord the Fixed Rent and Additional Rent up to the time of the Default Termination and shall pay to Landlord any and all damages that, by reason of the Default Termination, shall be payable by Tenant under this Lease or pursuant to law. In the event of a Default Termination, Landlord also shall be entitled to retain all money, if any, paid by Tenant to Landlord, whether as advance rent or as security for rent, but the money shall be credited by Landlord against any Fixed Rent and Additional Rent due from Tenant at the time of the Default Termination or, at Landlord's option, against any damages payable by Tenant under this Lease or pursuant to law.

            18.3 Tenant, for Tenant, and on behalf of any and all persons, firms and corporations claiming through or under Tenant, including creditors of all kinds, does hereby waive and surrender all right and privilege that they or any of them might have under or by reason of any present or future law to redeem the Premises or to have a continuance of this Lease for the term hereby demised after Tenant is dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the expiration or termination of this Lease as provided herein or pursuant to law. Tenant also waives (a) the right of Tenant to trial by jury in any summary dispossess or other proceeding that may hereafter be instituted by Landlord against Tenant in respect of the Premises or in any action that may be brought to recover rent, damages or other sums payable hereunder, and (b) the provisions of any law relating to notice or delay in levy of execution in case of an eviction or dispossess of a tenant for nonpayment of rent, and of any other law of like import, now or hereafter in effect. If Landlord commences any summary dispossess proceeding, Tenant will not interpose any counterclaim of any nature or description in the proceeding unless Tenant would by its failure to interpose such counterclaim lose the right to assert such counterclaim. Landlord waives the right of Landlord to trial by jury in any action or proceeding arising under this Lease.

            Article 19. Damages.

            19.1 In the event of a Default Termination of this Lease, Tenant shall pay to Landlord as damages, at the election of Landlord, either:

            (a) a sum that, at the time of the Default Termination, represents the value of the excess, if any, of (i) the present value (using a discount rate equal to the then current prime rate established by Citibank, N.A. (the "Prime Rate")) of the aggregate of the Fixed Rent and the Additional Rent that, had this Lease not terminated, would have been payable by Tenant for the period commencing with the day following the date of the Default Termination and ending with the Expiration Date over
      (ii) the present value (using a discount rate equal to the then current Prime Rate) of the aggregate fair market rent of the Premises for the same period, or

            (b) sums equal to the aggregate of the Fixed Rent and the Additional Rent that would have been payable by Tenant had this Lease not terminated, payable upon the due dates therefor specified herein following the date of the Default Termination and ending with the Expiration Date; provided, however, that if Landlord shall re-let the Premises during said period, although Landlord shall have no obligation to do so, Landlord shall credit Tenant with the net rents received by Landlord from such re-letting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such re-letting the reasonable expenses incurred or paid by Landlord in terminating this Lease or of re-entering the Premises and of securing possession thereof, including, without limitation, reasonable attorneys' fees and costs of removal and storage of Tenant's property, as well as the reasonable expenses of re-letting, including repairing, restoring, altering, decorating and preparing the Premises for new tenants, "buy-out" costs paid by on account of a new tenant's existing rent in other premises, brokers' commissions, advertising costs, and all other similar or dissimilar reasonable expenses chargeable against the Premises and the rental therefrom in connection with such re-letting, it being understood that any such re-letting may be for a period equal to or shorter or longer than the remaining term of this Lease; provided, further, that (i) in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, (ii) in no event shall Tenant be entitled in any suit for the collection of damages pursuant to this Section 19.1(b) to a credit in respect of any net rents from a re-letting except to the extent such net rents are actually received by Landlord, and (iii) if the Premises or part thereof should be re-let in combination with other space, then proper apportionment on a square foot area basis shall be made of the rent received from such re-letting and of the expenses of re-letting.

            19.2 Suit or suits for the recovery of any damages payable hereunder by Tenant, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired but for a Default Termination. Nothing herein shall be construed as limiting or precluding the recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant.

            Article 20. Curing Tenant's Defaults - Additional Rent.

            20.1 If Tenant shall default in the keeping, observance or performance of any covenant, agreement, term, provision or condition herein contained, Landlord, without thereby waiving the default, may perform the same for the account and at the expense of Tenant

                  (a) immediately or at any time thereafter and without prior notice (but with notice promptly after commencing such performance) in the case of emergency or in case the default unreasonably interferes with the use of the Building by any other tenant of any space in the Building or with the efficient operation of the Building or will result in a violation of law or cancellation of an insurance policy maintained by Landlord,

                  (b) without further notice or lapse of time, in case of any failure to procure and place any insurance required by this Lease which has continued after the giving of notice and lapse of time referred to in Section 22.5, and

                  (c) in any other case if the default continues after fifteen
            (15) days from the date of the giving by Landlord to Tenant of notice of Landlord's intention to perform the same; provided, however, that in any case under this clause (c) relative to a default the curing of which requires in excess of fifteen (15) days, if within such fifteen (15) days Tenant shall commence such cure and notify Landlord that it intends to prosecute the same to completion, such fifteen (15) day period shall be extended so long as Tenant is prosecuting such remedy continuously and with all due diligence.

            20.2 All costs and expenses incurred by Landlord in connection with any performance by it for the account of Tenant shall be paid by Tenant to Landlord within twenty (20) days after demand therefor accompanied by appropriate supporting documentation. If any such cost or expense is not paid when due and payable above, the same shall become due and payable by Tenant as Additional Rent hereunder. If any Fixed Rent, Additional Rent or damages payable hereunder by Tenant to Landlord is not paid when due as provided in this Lease, the same shall bear interest at the Interest Rate from the due date thereof until paid and the amount of interest shall be deemed Additional Rent hereunder.

This late payment charge will constitute liquidated damages and is intended to compensate Landlord for its administrative costs resulting from Tenant's failure to pay, and has been agreed upon by Landlord and Tenant, as a reasonable estimate of the additional administrative costs. The actual cost in each instance is extremely difficult, if not impossible, to determine.

            20.3 In the event of nonpayment by Tenant of any Additional Rent becoming due hereunder, Landlord, in addition to any other right or remedy, shall have the same rights and remedies as in the case of default by Tenant in the payment of the Fixed Rent. Landlord reserves the right, without liability to Tenant and without constituting any claim of constructive eviction, to suspend furnishing or rendering to Tenant any property, material, labor, utility or other service, wherever Landlord is obligated to furnish or render the same at the expense of Tenant, in the event that (but only as long as) Tenant is in arrears in paying Landlord therefor at the expiration often (10) days after Landlord shall have given to Tenant notice demanding the payment of the arrears and stating that in the absence of such payment Landlord will suspend the furnishing or rendering of such property, material, labor, utility or other service.

            Article 21. Consents.

            Wherever in this Lease either party's consent or approval is required and such party has expressly agreed in this Lease that its consent or approval shall not be unreasonably withheld, if such party shall withhold its consent or approval, the other party shall in no event be entitled to and shall not make any claim, and such other party hereby waives any claim, for money damages (including a claim for money damages by way of set-off, counterclaim or defense) based upon any assertion by such other party that the first party unreasonably withheld or unreasonably delayed its consent or approval. Such other party's sole remedies in such circumstance shall be either (i) an action or proceeding to enforce the provision by way of specific performance, injunction or declaratory judgment or (ii) an arbitration proceeding in accordance with Article 35 hereof. Notwithstanding the foregoing (i) Tenant shall have the right to claim money damages in the event Landlord is found by a court of competent jurisdiction to have acted in bad faith in withholding its consent or approval under any provision of this Lease which requires Landlord not unreasonably to withhold the same (and such finding becomes final subject to no further appeal), and (ii) Landlord shall have the right to claim money damages in the event Tenant is found by a court of competent jurisdiction to have acted in bad faith in withholding its consent or approval under any provision of this Lease which requires Tenant not unreasonably to withhold the same (and such finding becomes final subject to no further appeal). Unless otherwise expressly set forth in this Lease, it is the express intent of the parties that any consent of either party under this Lease shall be given or required only in the sole, absolute and unfettered discretion of such party, and may be withheld for any reason whatsoever. In any instance in which either party has agreed to not unreasonably withhold its consent or approval:

                  (a) if no time period is specified such consent or approval shall be given or withheld within ten days, and

                  (b) if such party fails to give or withhold consent or
            approval within the time period specified in the applicable time period (as specified in clause (a) or elsewhere in this Lease as the case may be), the consent or approval of such party shall be deemed to have been given.

            Article 22. Insurance.

            22.1 Tenant shall not violate, or permit the violation of, any condition imposed by the standard property insurance policy then issued for office buildings in the City of New York, and shall not do, suffer or permit anything to be done, or keep, suffer or permit anything to be kept in the Premises that would increase the property or other casualty insurance rate on the Building or the property therein over the rate that would otherwise then be in effect (unless Tenant pays the resulting increased amount of premium as provided below) or that would result in insurance companies of good standing refusing to insure the Building or any of the property therein in amounts reasonably satisfactory to Landlord, provided, however, that Tenant shall not be subject to any liability or obligation under this paragraph by reason of the proper use of the Premises for the purposes permitted by Article 5.

            22.2 If, by reason of any failure of Tenant to comply with the provisions of this Lease, the rate of property insurance on the Building or equipment or other property of Landlord or other tenants shall be higher than it otherwise would be, Tenant shall reimburse Landlord for that part of the premiums for property insurance paid by Landlord because of the act or omission on the part of Tenant, which sum shall be deemed to be Additional Rent due twenty (20) days after demand therefor accompanied by appropriate supporting documentation, provided, however, that Tenant shall not be subject to any liability or obligation under this paragraph by reason of the proper use of the Premises for the purposes permitted by Article 5.

            22.3 In the event that any dispute should arise between Landlord and Tenant concerning insurance rates, a schedule or make up of rates for the Building or the Premises, as the case may be, issued by Insurance Service Office, Inc. or other similar body making rates for property insurance for the Building or the Premises, shall be presumptive evidence of the facts therein stated and of the several items and charges in the property insurance rates then applicable to the Building or the Premises.

            22.4 Tenant shall obtain and keep in full force and effect during the term of this Lease at its own cost and expense the following insurance coverages:

            (a) for the benefit of Tenant as insured and Landlord as an additional insured a commercial general liability insurance policy, in a broad form policy, affording protection in an amount of not less than $10,000,000 combined single limit coverage on a per occurrence basis, in respect of any and all claims for personal injury, death or property damage occurring in, upon, adjacent to, or connected with the Premises and any part thereof, and

            (b) fire and extended coverage in an amount adequate to cover the replacement of all personal property, fixtures, furnishings, equipment, improvements and installations, located in the Premises.

The commercial general liability insurance policy required by this Lease to be maintained by Tenant shall name Landlord, CNA Financial Corporation, The Continental Corporation and their subsidiaries as additional insureds during the term of this Lease.

            22.5 Each insurance policy required by this Lease to be maintained by Tenant shall provide that it will not be canceled, except upon thirty (30) days advance written notice to Landlord. Each such policy shall be written by insurance companies having a Best's rating of A or better that are admitted to do business in the State of New York. The original insurance policies or appropriate certificates evidencing compliance with Section 22.4 shall be deposited with Landlord upon execution of this Lease and prior to each policy expiration. In the event Tenant shall fail to procure and place any insurance required by this Lease, and such failure shall continue for fifteen (15) days after Landlord shall have given to Tenant a notice specifying such failure, Landlord may, but shall not be obligated to, procure and place the same, in which event the amount of the premium paid shall be reimbursed by Tenant to Landlord upon demand and shall in each instance be collectible on the first day of the month or any subsequent month following the date of payment by Landlord, in the same manner as though the sums were additional rent reserved hereunder.

            22.6 Each party shall use commercially reasonable efforts to secure an appropriate clause in, or an endorsement upon, each fire or extended coverage or all-risk policy carried by it (including any business interruption or rental loss insurance), pursuant to which the insurance company waives subrogation or permits the insured, prior to any loss, to agree with a third party to waive any claim it might have against that third party. If and to the extent that for any policy period either party (the "procuring party") (i) is unable to secure the aforesaid waiver or permission, or (ii) can secure the aforesaid waiver or permission only upon payment of an additional charge, the procuring party shall notify the other party (including, in any case under clause (ii) above, the amount of such additional charge). In any case under clause (ii) above, if, within fifteen (15) days of its receipt of such notice, the other party shall agree pay the charge the procuring party shall obtain the aforesaid waiver or permission for such policy period. Within ten (10) days request by either party, the other party shall confirm to the requesting party whether the fire or extended coverage or all-risk policy maintained by such other party includes the waiver or permission referred to in this paragraph.

            Insofar as the insurance policies carried by it include the waiver or permission referred to above, each party hereby releases the other party and the agents and employees of the other party from any claim (including a claim for negligence or a claim under any provision of this Lease) that such party might otherwise have against the other party or the agents and employees of the other party for any injury or damage covered by such policies to the Building or the Premises or any property therein (or for the repair of or the costs of repairing any such damage) or for any loss of rents or business interruption covered by such policies.

            If either party shall fail to maintain insurance as required by this Lease to be maintained by it, the aforesaid release shall also include any injury or damage which would have been covered if such party had maintained insurance as required by this Lease.

            The release set forth in this Section benefitting Tenant and its agents and employees shall also benefit any subtenant and its agents and employees provided that such subtenant shall grant to Landlord an equivalent release.

            The release set forth in this Section shall not cover the deductible portion of any loss; provided, however, that if the deductible limit of the party suffering such loss exceeds $100,000 then such release shall cover the portion of such deductible in excess of $100,000.

            22.7 Landlord shall obtain and keep in full force and effect during the term of this Lease the following insurance coverages:

            (i) all-risk property insurance insuring the Building and the core and shell portions of the Premises for an amount equal to at least the full replacement cost value of the Building (excluding foundation and excavation costs) and the core and shell portions of the Premises against loss or damage due to fire and other casualties; and

            (ii) for the benefit of Landlord as insured and Tenant as additional insured a commercial general liability insurance, in a broad form policy, affording protection in an amount of not less than $10,000,000 combined single limit coverage on a per occurrence basis, in respect of any and all claims for personal injury, death or property damage occurring in, upon, adjacent to, or connected with the Building or any part thereof.

The commercial general liability insurance policy required by this Lease to be maintained by Landlord shall name Tenant as additional insureds during the term of this Lease.

            22.8 Each insurance policy required by this Lease to be maintained by Landlord shall provide that it will not be canceled, except upon thirty (30) days advance written notice to Tenant. Each such policy shall be written by insurance companies having a Best's rating of A or better that are admitted to do business in the State of New York. Appropriate certificates evidencing compliance with Section 22.7 shall be deposited with Tenant upon execution of this Lease and prior to each policy expiration.

            22.9 All proceeds of the all-risk insurance required by this Lease to be maintained by Landlord

                  (i) shall be applied to the performance of Landlord's repair and restoration obligations pursuant to Section 13.1, or

                  (ii) pending such application, shall be held by the holder of any Underlying Mortgage who shall have entered into with Tenant a non-disturbance agreement in accordance with clause (ii) of Section
            16.3 (or, if there shall be no such holder, by a depositary acceptable to Tenant) and no such proceeds shall be commingled with any other funds or applied to any other purpose until such repair and restoration obligations have been fully performed.

            Article 23. Brokerage Commission.

            Tenant represents and warrants that neither it nor any of its partners, officers, employees or agents has dealt with any brokers in connection with this Lease other than (i) Goldman, Sachs & Co. and The Georgetown Company (collectively, the "Broker"), (ii) Cushman & Wakefield, Inc. ("C&W") and (iii) Newmark & Company Real Estate, Inc. ("Newmark").

            Landlord shall be responsible for the payment of the commission due to the Broker in connection with this Lease, specifically including the commission due under that certain agreement of even date between Landlord and Goldman, Sachs & Co. ("GS") and, if Landlord shall fail timely to pay any amount due to GS thereunder, the provisions of Section 39.2 shall be applicable, mutatis mutandis.

            Landlord agrees to indemnify, defend and hold the Tenant Indemnitees harmless from and against any Claims for a brokerage, finder or other commission or fee in connection with this Lease asserted against any Tenant Indemnitee by Broker or C&W.

            Tenant represents and warrants that Newmark has waived all rights to a commission payable by Landlord in connection with this Lease and any renewal, extension, expansion or termination hereof. Tenant agrees to indemnify, defend and hold the Landlord Indemnitees harmless from and against any Claims for a brokerage, finder or other commission or fee in connection with this Lease asserted against any Landlord Indemnitee by any broker, agent or finder (other than Broker and C&W) with whom Tenant has dealt in connection with this Lease, including Newmark.

            Article 24. Satisfaction of Tenant's Remedies.

            Tenant shall look only to Landlord's interest and property in the Building and Land (or the proceeds thereof, including insurance proceeds to which recourse is available, subject to the rights of the holder of any Underlying Mortgage or Underlying Lease) for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord or its partners or principals, disclosed or undisclosed, shall be subject to levy, execution, or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use and occupancy of the Premises.

            Article 25. Landlord's Payments to Tenant.

            25.1 Landlord shall pay to Tenant with respect to each portion of the Premises the amounts provided for herein (the "Landlord Monthly Payments").

            With respect to each Applicable Portion, a monthly amount, computed at the following per annum rates: (a) during the initial Term of this Lease, $1.65 per annum per square foot of rentable area (subject to the provisions of the next sentence), (b) during the First Renewal Term of this Lease, an amount per annum per square foot of rentable area equal to the Renewal Term Initial Cleaning Cost determined pursuant to Article 27 with respect to the First Renewal Term, and (c) during the Second Renewal Term of this Lease, an amount per annum per square foot of rentable area equal to the Renewal Term Initial Cleaning Cost determined pursuant to Article 27 with respect to the Second Renewal Term. No such payments under clause (a) of this paragraph shall be required with respect to any Applicable Portion in respect of any period prior to the Rent Commencement Date with respect to such Applicable Portion.

            With respect to each Accepted Offer Space becoming a part of the Premises during the initial Term of this Lease, a monthly amount, computed at the following per annum rates: (a) during the balance of such initial Term, an amount per annum per square foot of rentable area equal to the Offer Space Initial Cleaning Cost determined pursuant to Article 26 with respect to such Accepted Offer Space, and (b) during the First Renewal Term of this Lease, an amount per annum per square foot of rentable area equal to the Renewal Term Initial Cleaning Cost determined pursuant to Article 27 with respect to the First Renewal Term, and (c) during the Second Renewal Term of this Lease, an amount per annum per square foot of rentable area equal to the Renewal Term Initial Cleaning Cost determined pursuant to Article 27 with respect to the Second Renewal Term.

            With respect to each Accepted Offer Space becoming a part of the Premises during the First Renewal Term of this Lease, a monthly amount, computed at the following per annum rates: (a) during the balance of such First Renewal Term, an amount per annum per square foot of rentable area equal to the Offer Space Initial Cleaning Cost determined pursuant to Article 26 with respect to such Accepted Offer Space, and (b) during the Second Renewal Term of this Lease, an amount per annum per square foot of rentable area equal to the Renewal Term Initial Cleaning Cost determined pursuant to Article 27 with respect to the Second Renewal Term.

            With respect to each Accepted Offer Space becoming a part of the Premises during the Second Renewal Term of this Lease, a monthly amount, computed at the following per annum rate: during the balance of such Second Renewal Term, an amount per annum per square foot of rentable area equal to the Offer Space Initial Cleaning Cost determined pursuant to Article 26 with respect to such Accepted Offer Space.

            25.2 The Landlord Monthly Payments shall be due on the first day of each month; provided, however, that (a) if the Rent Commencement Date with respect to any Applicable Portion shall be on other than the first day of a month, the initial Landlord Monthly Payment with respect to such Applicable Portion shall be computed on a pro-rata basis and shall be due on such Rent Commencement Date, and (b) if any Accepted Offer Space shall become a part of the Premises on other than the first day of a month, the initial Landlord Monthly Payment with respect to such Accepted Offer Space shall be computed on a pro-rata basis and shall be due on the day on which such Accepted Offer Space becomes a part of the Premises.

            Landlord shall pay the Landlord Monthly Payment as and when the same shall become due and payable to Tenant at its office in the United States of America, or any other place or places in the United States of America as Tenant shall designate to Landlord, in cash or by check, payable to Tenant in United States currency, without demand therefor and without any setoff or deduction whatsoever.

            If any Landlord Monthly Payment is not paid when due as provided in this Lease, (a) the same shall bear interest at the Interest Rate from the due date thereof until paid, and (b) Tenant shall have the right to set-off the amount thereof, and such interest, against the Fixed Rent under this Lease.

            Article 26. Tenant's Right to Lease Additional Space.

            26.1 Landlord shall not hereafter lease any space in the Building (including by way of renewal, extension or expansion of any lease), other than:

                  (a) pursuant to the exercise by the tenant under any lease in effect on the date of this Lease of any renewal, extension or expansion right or option contained in such lease as of the date of this Lease;

                  (b) pursuant to the exercise by the tenant under any lease subsequently entered into by Landlord of any renewal or extension right or option contained in such lease as of the date of the original entering into of such lease; or

                  (c) pursuant to Section 26.4 below.

As used in this Article 26, the term "lease" shall include (i) a license or other agreement providing for occupancy, and (ii) occupancy by Landlord or any other person without such a lease, license or other agreement. Landlord represents and warrants to Tenant that attached hereto as Exhibit S is a true and accurate schedule of each lease in effect on the date of this Lease, the premises demised thereby, the expiration date thereof, and all renewal, extension or expansion rights or options contained therein as of the date of this Lease.

            26.2 Landlord may give one or more Offer Notices (as hereinafter defined) to Tenant at any time. The term "Offer Notice" as used herein shall mean a notice (a) referring to this Article 26, (b) describing the premises to which it relates (the "Offer Space") and, if the Offer Space includes a portion less than all of the rentable area on any floor, including an outline floor plan of the Offer Space and a statement of the rentable area thereof in accordance with Section 26.11, and (c) setting forth the date (which shall be (i) no earlier than the last day on which, pursuant to Section 26.3, Tenant is entitled to give an Acceptance Notice (as hereinafter defined) in response to such Offer Notice and (ii) no later than 270 days after the date of the Offer Notice) on which, if Tenant exercise its right pursuant to Section 26.3 to lease such Offer Space, Landlord reasonably believes (on the basis of written agreements then in effect) it will be able to deliver to Tenant vacant possession thereof (the "Scheduled Offer Space Delivery Date"). Landlord shall give an Offer Notice with respect to each portion of the Building no later than 30 days after the date on which Landlord becomes entitled to do so. If pursuant to the provisions of any other lease (a "Recapture Provision") Landlord shall become entitled to recapture any space in the Building in connection with a proposed assignment or sublease, Landlord shall, within three (3) business days of its receipt of the notice from the other tenant entitling Landlord to recapture, give to Tenant an Offer Notice with respect to such space; such Offer Notice shall, in addition to the information required by the preceding sentence to be included therein, indicate (a) that it relates to space which Landlord is entitled to recapture and (b) the last day on which Landlord is permitted by the terms of the applicable lease to exercise its recapture right (the "Landlord's Exercise Deadline Date"). Landlord shall not waive or amend any lease so as to eliminate any Recapture Provision. Each Offer Notice shall constitute (a) an offer by Landlord to lease the Offer Space covered thereby to Tenant on the terms set forth in this Article 26, and (b) a representation by Landlord that all leases covering any of such Offer Space have expired or been terminated or, pursuant to the terms thereof or other written agreements then in effect, will expire or terminate on or prior to the Scheduled Offer Space Delivery Date set forth in such Offer Notice.

            26.3 Tenant shall have the right, by notice to Landlord given within twenty (20) business days of its receipt of any Offer Notice (an "Acceptance Notice"), to lease all or any portion of the Offer Space covered by such Offer Notice; provided, however, that

                  (a) if Tenant elects to lease and include in its Acceptance
            Notice any of such Offer Space on any floor of the Building it shall elect to lease and include in its Acceptance Notice all of such Offer Space on such floor of the Building;

                  (b) if the Offer Space shall include all of three or more full floors contiguous to one another (a "Multi-Full-Floor Contiguous Block") and Tenant elects to lease and include in its Acceptance Notice a portion less than all of such Multi-Full-Floor Contiguous Block the balance thereof not so leased and included shall be either
            (i) one such full floor, or (ii) two or more full floors contiguous to one another; and

                  (c) in the case of any Offer Notice given under the second sentence of Section 26.2, the Acceptance Notice must be given, if at all, no later than the earlier of (i) the date provided for above in this Section 26.3 and (ii) the second business day prior to Landlord's Exercise Deadline Date set forth in the Offer Notice.

Time shall be of the essence with respect to the giving of any Acceptance Notice. The space as to which Tenant gives a timely Acceptance Notice conforming to the provisions of this Section 26.3 is herein called an "Accepted Offer Space".

            26.4 If in response to any Offer Notice Tenant shall fail timely to give an Acceptance Notice then Landlord shall be permitted to lease all or any portion of the Offer Space covered by such Offer Notice to any person or persons for delivery no earlier than the Scheduled Offer Space Delivery Date set forth in such Offer Notice; provided, however, that immediately subsequent to the original entering into of any such lease the space covered thereby shall again become subject to this Article 26 such that Landlord shall not (except as permitted by clause (b) of Section 26.1) subsequently lease such space except pursuant to the operation of this Section 26.4 with respect to a subsequent Offer Notice given to Tenant with respect thereto. If in response to any Offer Notice Tenant shall timely give an Acceptance Notice with respect to less than all of the Offer Space covered by such Offer Notice then Landlord shall be permitted to lease all or any portion of the balance of such Offer Space covered by such Offer Notice to any person or persons for delivery no earlier than the Scheduled Offer Space Delivery Date set forth in such Offer Notice; provided, however, that immediately subsequent to the original entering into of any such lease the space covered thereby shall again become subject to this Article 26 such that Landlord shall not (except as permitted by clause (b) of Section 26.1) subsequently lease such space except pursuant to the operation of this Section
26.4 with respect to a subsequent Offer Notice given to Tenant with respect thereto.

            26.5 Tenant may only exercise its right to lease any Offer Space, and an exercise thereof shall only be effective, if at the time of Tenant's exercise of its right and on the applicable Scheduled Offer Space Delivery Date, the following conditions are satisfied:

(i) this Lease is in full force and effect, (ii) no monetary or material non-monetary default on the part of Tenant continuing beyond any applicable notice or cure period then exists under this Lease, and (iii) the rentable area of the Premises then subject to this Lease and not then subject to any sublease (excluding subleases made under Section 12.7 and 12.8) shall be at least 250,000 square feet of rentable area.

            26.6 If Tenant shall timely give an Acceptance Notice then on the applicable Scheduled Offer Space Delivery Date Landlord shall deliver vacant possession of the Accepted Offer Space to Tenant and effective upon the later of
(i) such Scheduled Offer Space Delivery Date or (ii) the date of such delivery (such later date being herein called the "Offer Space Commencement Date") the Accepted Offer Space shall be included in the Premises, subject to all of the terms, conditions and provisions of this Lease (including expiration date and renewal options) except that:

            (a) the Fixed Rent for such Accepted Offer Space shall be as provided in Section 26.9;

            (b) Such Accepted Offer Space shall be leased to Tenant in its then "as is" condition;

            (c) The number of rentable square feet of the Accepted Offer Space shall be determined as provided for in Section 26.11; and

            (d) Tenant's liability under Section 4.2(a) and 4.2(b) with respect to such Accepted Offer Space shall be computed separately and, for purposes thereof, the Base Year shall be deemed to be the calendar year in which the Offer Space Commencement Date shall occur.

Within thirty (30) days after the Offer Space Commencement Date, if requested by either party hereto, Landlord and Tenant shall enter into a written instrument confirming the terms, conditions and provisions applicable to the lease of the Accepted Offer Space as determined in accordance with this Article; provided, however, that the failure of either party to execute such instrument shall not affect the rights and duties of the parties hereunder.

            26.7 If Landlord shall deliver vacant possession of a portion of any Accepted Offer Space less than all thereof then Tenant shall have the right, by notice to Landlord given no later than the later of (i) the Scheduled Offer Space Delivery Date, or (ii) the tenth (10th) day after the day of such delivery and notice thereof from Landlord to Tenant, to

                  (a) accept all of such portion or all of such portion on any one or more floors of the Building (the space which Tenant so accepts being herein called a "Partial Accepted Offer Space") and reject the balance of such portion; or

                  (b) reject all of such portion.

            If Tenant shall give notice under clause (a) above then

                  (i) Section 26.6 shall be applicable to the Partial Accepted
            Offer Space as of the later of (x) the Scheduled Offer Space Delivery Date, or (y) the day of such delivery, and

                  (ii) Landlord shall remain obligated to deliver vacant
            possession of the balance of such Accepted Offer Space in accordance with Section 26.6 as soon as Landlord is able to do so (and Section
            26.6 shall be separately applicable thereto), subject to Section
            26.8 and, in the case of a subsequent delivery of only a portion of such balance, this Section 26.7.

            If Tenant shall give notice under clause (b) above then Landlord shall remain obligated to deliver vacant possession of such Accepted Offer Space in accordance with Section 26.6 as soon as Landlord is able to do so (and
Section 26.6 shall be applicable thereto), subject to Section 26.8 and, in the case of a subsequent delivery of only a portion of such Accepted Offer Space, this Section 26.7.

            26.8 Landlord shall not be subject to any liability for failure to deliver possession of all or any portion of any Accepted Offer Space in the event that Landlord is unable to deliver to Tenant possession thereof on the applicable Scheduled Offer Space Delivery Date by reason of the holding over in the space by a prior tenant thereof, but Landlord shall use commercially reasonable efforts, including prosecution of an eviction action, to obtain possession of the Accepted Offer Space; nor shall such failure affect either the validity of this Lease or the obligations of Landlord or Tenant hereunder.

            Notwithstanding the foregoing, if for any reason Landlord shall fail to deliver vacant possession of any portion of any Accepted Offer Space on or before the 60th day following the applicable Scheduled Offer Space Delivery Date then Tenant shall have the right, by notice to Landlord given at any time prior to delivery of vacant possession of all of such Accepted Offer Space, to rescind its Acceptance Notice as to all of such Accepted Offer Space (excluding any Partial Accepted Offer Space theretofore accepted by Tenant) or as to all of such Accepted Offer Space (excluding any Partial Accepted Offer Space theretofore accepted by Tenant) on any one or more floors of the Building.

            26.9 The annual Fixed Rent per square foot of rentable area for any Accepted Offer Space shall be an amount equal to the annual fair market rental value of such Accepted Offer Space per square foot of rentable area for a term commencing on the Scheduled Offer Space Delivery Date and ending as provided in this Article 26 and otherwise on the terms and conditions provided for in
Section 26.6 (the "Offer Space Fair Market Rent"), multiplied by ninety-five percent (95%).

            The Offer Space Fair Market Rent shall be determined on the basis of the use of the Accepted Offer Space as offices (in the case of Accepted Offer Space on or above the mezzanine level) or as lobby or basement space (in the case of Accepted Offer Space below the mezzanine level) assuming that (i) the Accepted Offer Space is free and clear of all leases and tenancies, (ii) the Accepted Offer Space is available in the then rental market for comparable first-class office buildings in Manhattan, (iii) Landlord has had a reasonable time to locate a tenant who rents with the knowledge of the uses to which the Accepted Offer Space can be adapted, (iv) neither Landlord nor the prospective tenant is under any compulsion to rent and (v) the prospective tenant has the creditworthiness of Tenant.

            If and to the extent that any lease used as a reference (or "comparable") by the persons determining the Offer Space Fair Market Rent provides for any payments, costs and concessions by the landlord thereunder (including by way of example, brokerage commissions, takeover costs, construction costs, tenant construction allowances and rent abatements), such persons shall, in determining such Offer Space Fair Market Rent, adjust the base rent provided for in such lease downward to reflect that in connection with the leasing of the Offer Space to Tenant the Landlord will incur no such payments, costs or concessions.

            The persons determining the Offer Space Fair Market Rent shall (A) assume that this Lease (i) requires Landlord to provide office cleaning to the Accepted Offer Space, and (ii) requires Tenant to bear only the escalation in the costs thereof in excess of the costs thereof during the calendar year in which the Offer Space Commencement Date occurs, and (B) also determine the estimated cost of providing office cleaning to the Accepted Offer Space during the calendar year in which the Offer Space Commencement Date occurs (the "Offer Space Initial Cleaning Cost").

            26.10 For purposes of determining the Offer Space Fair Market Rent, the following procedure shall apply:

            (a) Landlord and Tenant shall, at the location in the County of New York and the time on the 20th business day after the day of the Acceptance Notice specified by Landlord reasonably in advance, exchange their respective written determinations of (i) the Offer Space Fair Market Rent, and (ii) the Offer Space Initial Cleaning Cost, each of which shall be stated as a dollar amount per square foot of rentable area (Landlord's determination of the Offer Space Fair Market Rent and the Offer Space Initial Cleaning Cost is referred to as "Landlord's Determination" and Tenant's determination of the Offer Space Fair Market Rent and the Offer Space Initial Cleaning Cost is referred to as "Tenant's Determination"). If either party shall fail to tender delivery of its determination on the date and at the time and location provided for above (or if Landlord shall fail to so specify such time and location as provided for above), the other party may withhold its determination and, by notice to the failing party, may specify a new date, time and location in the County of New York for such exchange and, if such failing party shall again fail to tender delivery of its determination on such new date and at such new time and location, then the determination of such other party shall constitute the Offer Space Fair Market Rent and the Offer Space Initial Cleaning Cost.

            (b) If the parties shall have exchanged determinations in accordance with the foregoing, they shall attempt to agree upon the Offer Space Fair Market Rent and the Offer Space Initial Cleaning Cost. If, within ten (10) days after the date of such exchange, they have not so agreed they shall attempt to agree upon an independent real estate appraiser to act hereunder. If, within twenty (20) days after the date of such exchange, they have not so agreed upon such an independent real estate appraiser, such independent real estate appraiser shall be appointed by the American Arbitration Association. The independent real estate appraiser so agreed upon by the parties or so appointed is herein called the "Offer Space Appraiser". The fee of the Offer Space Appraiser and of the American Arbitration Association shall be borne equally by Landlord and Tenant. Each party shall pay its own counsel fees and expenses, if any, in connection with any determination under this Article.

            (c) The Offer Space Appraiser shall conduct such hearings and investigations as he or she may deem appropriate and shall, within thirty
      (30) days of the date of his or her designation, choose

                  (i) either Landlord's Determination of the Offer Space Fair
            Market Rent or Tenant's Determination of the Offer Space Fair Market Rent, and

                  (ii) either Landlord's Determination of the Offer Space
            Initial Cleaning Cost or Tenant's Determination of the Offer Space Initial Cleaning Cost

      (it being understood that the Offer Space Appraiser may choose Landlord's Determination of one and Tenant's Determination of the other) and the choice by the Appraiser shall be conclusive and binding upon Landlord and Tenant.

            (d) The Offer Space Appraiser appointed pursuant to this Article shall be an independent real estate appraiser with at least ten (10) years' experience in valuation of properties that are similar in character to the Building, and a member of the Appraisal Institute (or its successor). The Offer Space Appraiser shall not have the power to add to, modify or change any of the provisions of this Lease.

            (e) It is expressly understood that any determination of the Offer Space Fair Market Rent and the Offer Space Initial Cleaning Cost pursuant to this Article shall be based on the criteria stated in this Article.

            26.11 The number of square feet of rentable area of any floor shall be as set forth on Exhibit B. The number of square feet of rentable area of any portion of any floor less than all thereof shall be determined by allocating of the number of square feet of rentable area of such floor to the respective usable portions thereof, so that the aggregate number of square feet of rentable area of all such usable portions shall equal the number of square feet of rentable area of such floor as set forth on Exhibit B. Any dispute with respect to the number of square feet of rentable area of any such portion shall be subject to arbitration pursuant to
Article 35.

            26.12 After a determination has been made of the Offer Space Fair Market Rent and the Offer Space Initial Cleaning Cost for any Accepted Offer Space, the parties shall execute and deliver to each other an instrument setting forth the Offer Space Fair Market Rent, the Offer Space Initial Cleaning Cost and the Offer Space Fixed Rent for such Accepted Offer space as determined pursuant to this Article; provided however, that failure of either party to execute a written supplement shall not affect the rights and duties of the parties hereunder.

            26.13 If the final determination of the Offer Space Fair Market Rent and the Offer Space Initial Cleaning Cost with respect to any Accepted Offer Space shall not be made on or before the Offer Space Commencement Date with respect thereto, then pending such determination (and subject to retroactive adjustment as provided below), payments of Fixed Rent and Landlord Monthly Payment with respect to the Accepted Offer Space shall be made based upon the assumption that the Office Space Arbitrator will choose Landlord's Determination of the Offer Space Fair Market Rent and of the Offer Space Initial Cleaning Cost. If the Offer Space Arbitrator chooses Tenant's Determination of the Offer Space Fair Market Rent or the Offer Space Initial Cleaning Cost (or if the Offer Space Fair Market Rent or Offer Space Initial Cleaning Cost as finally determined is otherwise different from Landlord's Determination thereof), Tenant shall be entitled to a credit against the Rent equal to the amount of Tenant's overpayment of Fixed Rent or Landlord's underpayment of Landlord Monthly Payment, computed retroactively to the Offer Space Commencement Date. If the amount of such credit shall exceed $100,000 Landlord shall, if Tenant shall so request, pay such amount to Tenant with twenty (20) days of such request.

            26.14 Tenant shall have the right, upon reasonable notice to Landlord, to enter any Offer Space at reasonable times for purposes of inspection and measurement from time to time during the period beginning on the date of any Offer Notice and ending on the last day on which Tenant is entitled to give an Acceptance Notice with respect thereto; provided, however, that if Tenant shall timely give an Acceptance Notice such right shall continue until the Offer Space Commencement Date. Landlord may accompany Tenant during any such entry.

            Article 27. Renewal Term.

            27.1 Tenant shall have the option (the "Renewal Option") to extend the term of this Lease for two (2) additional periods of five (5) years each (each a "Renewal Term").

The first Renewal Term (the "First Renewal Term") shall commence on the date immediately succeeding the Initial Term Expiration Date and shall end on the fifth (5th) anniversary of the Initial Term Expiration Date.

            The second Renewal Term (the "Second Renewal Term") shall commence on the date immediately succeeding the fifth (5th) anniversary of the Initial Term Expiration Date and shall end on the tenth (10th) anniversary of the Initial Term Expiration Date

            Each Renewal Option may be exercised with respect to:

                  (i) the entire Premises then subject to this Lease; or

                  (ii) the Base Premises only, if the Base Premises are then subject to this Lease (whether or not other premises are also then subject to this Lease); or

                  (iii) the Base Premises and the Special Purpose Areas then subject to this Lease only, if the Base Premises and any or all of the Special Purposes Areas are then subject to this Lease (whether or not other premises are also then subject to this Lease);

provided, however, that if any Renewal Option is exercised with respect to either (X) the premises referred to in clause (ii) above or (Y) the premises referred to in clause (iii) above, then such Renewal Option may also be exercised with respect to such other portions of the Premises then subject to this Lease as Tenant shall elect, except that in making its election under this proviso Tenant shall not exclude from the Renewal Premises any Full Premises Floor if both the floor immediately above such Full Premises Floor and the floor immediately below such Full Premises Floor are Full Premises Floors and are included in such Renewal Premises.

            The premises as to which Tenant exercises a Renewal Option are herein called the "Renewal Premises" with respect to such Renewal Option.

            Each Renewal Option shall be exercisable by Tenant delivering to Landlord notice of Tenant's exercise thereof (a "Renewal Notice"), identifying the Renewal Premises, at least 18 months prior to the first day of the Renewal Term in question. Time is of the essence with respect to the giving of the Renewal Notice. Upon the giving of the Renewal Notice with respect to the Second Renewal Term, Tenant shall have no further right or option to extend or renew the term of this Lease or any Renewal Term.

            Notwithstanding the foregoing, Tenant may only exercise a Renewal Option, and an exercise thereof shall only be effective, if at the time of Tenant's exercise of such Renewal Option and on the day preceding the commencement of the Renewal Term in question, the following conditions are satisfied, (i) this Lease is in full force and effect and

(ii) no monetary or material non-monetary default on the part of Tenant continuing beyond any applicable notice or cure period then exists under this Lease.

            27.2 If Tenant exercises a Renewal Option, the Renewal Term shall be upon the same terms, covenants and conditions as those contained in this Lease, except that

                  (i) the Fixed Rent with respect to the Office Area being a part of the Renewal Premises shall be the Office Area Renewal Fixed Rent as determined pursuant to this Article 27,

                  (ii) the Fixed Rent with respect to the Special Purpose Areas being a part of the Renewal Premises shall be 53% percent of the Office Area Renewal Fixed Rent as determined pursuant to this
            Article 27,

                  (iii) the Fixed Rent with respect to the Non-Office Areas
            being a part of the Renewal Premises shall be 50% percent of the Office Area Renewal Fixed Rent as determined pursuant to this
            Article 27,

                  (iv) the Base Year shall be the calendar year in which the first day of the Renewal Term occurs, and

                  (v) the provisions of this Article relative to Tenant's right to renew the term of this Lease (x) shall be limited during the First Renewal Term to the right to exercise the Renewal Option with respect to the Second Renewal Term and (y) shall not be applicable during the Second Renewal Term.

            27.3 For annual Fixed Rent per square foot of rentable area of Office Area for any Renewal Term (the "Office Area Renewal Fixed Rent") shall be an amount equal the annual fair market rental value of the Office Area for a five-year term commencing on the first day of the Renewal Term in question and otherwise on the terms and conditions applicable to the Office Area provided for in this Article 27 (the "Renewal Term Fair Market Rent"), multiplied by ninety-five (95%).

            The Renewal Term Fair Market Rent shall be determined on the basis of the use of the Office Area as offices assuming that (i) the Office Area is free and clear of all leases and tenancies (including this Lease), (ii) the Office Area is available in the then rental market for comparable first-class office buildings in Manhattan, (iii) Landlord has had a reasonable time to locate a tenant who rents with the knowledge of the uses to which the Office Area can be adapted, and (iv) neither Landlord nor the prospective tenant is under any compulsion to rent, and (v) the prospective tenant has the creditworthiness of Tenant.

            If and to the extent that any lease used as a reference (or "comparable") by the persons determining the Renewal Term Fair Market Rent provides for any payments, costs and concessions by the landlord thereunder (including by way of example, brokerage commissions, takeover costs, construction costs, tenant construction allowances and rent abatements), such persons shall, in determining such Renewal Term Fair Market Rent, adjust the base rent provided for in such lease downward to reflect that in connection with the renewal of this Lease the Landlord will incur no such payments, costs or concessions.

            The persons determining the Renewal Term Fair Market Rent shall (A) assume that this Lease (i) requires Landlord to provide office cleaning to the Premises, and (ii) requires Tenant to bear only the escalation in the costs thereof in excess of the costs thereof during the calendar year in which the Renewal Term commences, and (B) also determine the estimated cost of providing office cleaning to the Premises during the calendar year in which the Renewal Term commences (the "Renewal Term Initial Cleaning Cost").

            27.4 For purposes of determining the Renewal Term Fair Market Rent, the following procedure shall apply:

            (a) Landlord and Tenant shall, at the location in the County of New York, at the time and on a business day not earlier than 20 months prior to the first day of the Renewal Term in question and not later than 19 months prior to the first day of the Renewal Term in question specified by Landlord (by notice to Tenant given at least thirty (30) days prior to the date set forth therein), exchange their respective written initial determinations of the Renewal Term Fair Market Rent and the Renewal Term Initial Cleaning Cost, each of which shall be stated as a dollar amount per square foot of rentable area of Office Area (Landlord's initial determination of the Renewal Term Fair Market Rent and the Renewal Term Initial Cleaning Cost is referred to as "Landlord's Initial Determination" and Tenant's determination of the Renewal Term Fair Market Rent and the Renewal Term Initial Cleaning Cost is referred to as "Tenant's Initial Determination"). If either party shall fail to tender delivery of its determination on the date and at the time and location provided for above (or if Landlord shall fail to so specify such date, time and location as provided for above), the other party may withhold its determination and, by notice to the other party given at least five (5) days prior to the date set forth therein, may specify a new date, time and location in the County of New York for such exchange and, if such failing party shall again fail to tender delivery of its determination on such new date and at such new time and location, then the determination of such other party shall constitute the Renewal Term Fair Market Rent and the Renewal Term Initial Cleaning Cost.

            (b) If the parties shall have exchanged determinations in accordance with the foregoing, they shall attempt to agree upon the Renewal Term Fair Market Rent and the Renewal Term Initial Cleaning Cost. If, within ten
      (10) days after the date of such exchange, they have not so agreed they shall attempt to agree upon an independent real estate appraiser to act hereunder. If, within twenty (20) days after the date of such exchange, they have not so agreed upon such an independent real estate appraiser, such independent real estate appraiser shall be appointed by the American Arbitration Association. The independent real estate appraiser so agreed upon by the parties or so appointed is herein called the "Renewal Term Appraiser". The fee of the Renewal Term Appraiser and of the American Arbitration Association shall be borne equally by Landlord and Tenant. Each party shall pay its own counsel fees and expenses, if any, in connection with any determination under this Article.

            (c) The Renewal Term Appraiser, by notice to the parties, shall establish a date, time and location in the County of New York, no earlier than 10 days after the date of such notice, at which either party may, if it elects, deliver to the Renewal Term Appraiser a revised written determination of the Renewal Term Fair Market Rent and/or the Renewal Term Initial Cleaning Cost (stated as a dollar amount per square foot of rentable area of Office Area); provided, however, that

                  (a) Landlord's revised determination of the Renewal Term Fair
            Market Rent shall be no higher than Landlord's Initial Determination thereof and no lower than 95% of Landlord's Initial Determination thereof,

                  (b) Landlord's revised determination of the Renewal Term
            Initial Cleaning Cost shall be no lower than Landlord's Initial Determination thereof and no higher 105% of Landlord's Initial Determination thereof,

                  (c) Tenant's revised determination of the Renewal Term Fair
            Market Rent shall no lower than Tenant's Initial Determination thereof and no higher than 105% of Tenant's Initial Determination thereof

                  (d) Tenant's revised determination of the Renewal Term Initial
            Cleaning Cost shall be no higher than Tenant's Initial Determination thereof and no lower than 95% of Tenant's Initial Determination thereof.

      If both parties elect to deliver revised determination, they shall do so simultaneously. The Renewal Term Appraiser shall furnish each party with a copy of any revised determination delivered by the other. As used herein the term "Landlord's Final Determination" shall mean (i) if Landlord shall have delivered a revised determination in accordance with this Section 27.4.3, such revised determination, or (ii) otherwise, Landlord's Initial Determination. As used herein the term "Tenant's Final Determination" shall mean (i) if Tenant shall have delivered a revised determination in accordance with this Section 27.4.3, such revised determination, or (ii) otherwise, Tenant's Initial Determination.

            (d) The Renewal Term Appraiser shall conduct such hearings and investigations as he or she may deem appropriate and shall, within thirty
      (30) days of the date of his or her designation, choose

                  (i) either Landlord's Final Determination of the Renewal Term
            Fair Market Rent or Tenant's Final Determination of the Renewal Term. Fair Market Rent and

                  (ii) either Landlord's Final Determination of the Renewal Term
            Initial Cleaning Cost or Tenant's Final Determination of the Renewal Term Initial Cleaning Cost

      (it being understood tat the Renewal Term Appraiser may choose Landlord's Final Determination of one and Tenant's Final Determination of the other) and the choice by the Appraiser shall be conclusive and binding upon Landlord and Tenant.

            (e) The Renewal Term Appraiser appointed pursuant to this Article shall be an independent real estate appraiser with at least ten (10) years' experience in valuation of properties that are similar in character to the Building, and a member of the Appraisal Institute (or its successor). The Renewal Term Appraiser shall not have the power to add to, modify or change any of the provisions of this Lease.

            (f) It is expressly understood that any determination of the Renewal Term Fair Market Rent and the Renewal Term Initial Cleaning Cost pursuant to this Article shall be based on the criteria stated in this Article.

            27.5 After a determination has been made of the Renewal Term Fair Market Rent and the Renewal Term Initial Cleaning Cost for any Renewal Term, the parties shall execute and deliver to each other an instrument setting forth the Renewal Term Fair Market Rent, the Renewal Term Initial Cleaning Cost and the Office Area Renewal Fixed Rent for the Renewal Term as determined pursuant to this Article and, if applicable, the Fixed Rent for the Renewal Term with respect to the Special Purpose Areas and the Non-Office Areas; provided however, that failure of either party to execute a written supplement shall not affect the rights and duties of the parties hereunder.

            27.6 If the final determination of the Renewal Term Fair Market Rent and the Renewal Term Initial Cleaning Cost with respect to any Renewal Term shall not be made on or before the first day of such Renewal Term, then pending such final determination (and subject to retroactive adjustment as provided below), payments of Fixed Rent and Landlord Monthly Payment during the Renewal Term shall be made based upon the assumption that the Renewal Term Appraiser will choose Landlord's Determination of the Renewal Term Fair Market Rent and of the Renewal Term Initial Cleaning Cost. If the Renewal Term Appraiser chooses Tenant's Determination of the Offer Space Fair Market Rent or of the Renewal Term Initial Cleaning Cost (or if the Renewal Term Fair Market Rent of Renewal Term Initial Cleaning Cost as finally determined is otherwise different from Landlord's Determination thereof), Tenant shall be entitled to a credit against the Rent equal to the amount of Tenant's overpayment of Fixed Rent or Landlord's underpayment of Landlord Monthly Payment, computed retroactively to the first day of such Rental Term. It the amount of such credit shall exceed $100,000 Landlord shall, if Tenant shall so request, refund the same within ten (10) days of such request.

            Article 28. Notices.

            All notices, demands, requests or other communications provided for or permitted to be given pursuant to this Lease shall be in writing and shall be deemed to have been properly given or sewed when sent to the other party at all required addresses for such party set forth in Article 1 (or, if changed pursuant to this Article 28, as so changed) by (a) hand delivery or (b) overnight commercial courier service. Rejection or refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand, request or other communication sent. Any method of giving notices, demands, requests or other communications other than that specifically provided for herein is hereby precluded. By giving at least thirty (30) days written notice thereof, either party shall have the right from time to time and at any time during the term of this Lease to change either or both its respective addresses.

            Article 29. Quiet Enjoyment.

            If, and as long as, this Lease shall not have been terminated pursuant to Article 17 or any other provision of this Lease providing for such termination, Tenant shall quietly enjoy the Premises without hindrance or molestation by Landlord or by any other person claiming the Premises, subject, however, to the covenants, agreements, terms, provisions and conditions of this Lease.

            Article 30. Binding Authority.

            Each party represents that it has full power and authority to execute, deliver and perform this Lease. Each party agrees that it has taken all necessary action required to authorize the execution, delivery and performance of this Lease by such party, and this Lease has been duly authorized, executed and delivered by such party and constitutes the legal, valid and binding agreement of such party, enforceable against such party in accordance with its terms.

            Article 31. Governing Law; Severability.

            Irrespective of the place of execution or performance, this Lease shall be governed by and construed in accordance with the laws of the State of New York. If any provision of this Lease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Lease and the application of that provision to other persons or circumstances shall not be affected.

            Article 32. Lease Contains All Agreements - No Waivers.

            32.1 This Lease and the Initial Improvements Agreement contains all of the covenants, agreements, terms, provisions, conditions and understandings relating to the leasing of the Premises hereunder and Landlord's and Tenant's obligations in connection therewith and neither party (nor its any agents or representatives) has made or is making, and the other party in executing and delivering this Lease is not relying upon, any warranties, representations, promises or statements whatsoever, except to the extent expressly set forth in this Lease. All prior understandings and agreements, if any, between the parties are merged in this Lease, which alone fully and completely expresses the agreement of the parties.

            32.2 The failure of either party to insist in any instance upon the strict keeping, observance or performance of any covenant, agreement, term, provision or condition of this Lease or to exercise any election herein contained shall not be construed as a waiver or relinquishment for the future of any covenant, agreement, term, provision, condition or election, all of which shall continue and remain in full force and effect. No waiver or modification by a party of any covenant, agreement, term, provision or condition of this Lease shall be deemed to have been made unless expressed in writing and signed by such party. No surrender of possession of the Premises or of any part thereof or of any remainder of the term of this Lease shall release Tenant from any of its obligations hereunder unless accepted by Landlord in writing. The receipt and retention by Landlord of Fixed Rent or Additional Rent from anyone other than Tenant shall not be deemed a waiver of the breach by Tenant of any covenant, agreement, term, provision or condition herein contained, or the acceptance of any other person as a tenant, or a release of Tenant from further keeping, observance or performance by Tenant of the covenants, agreements, terms, provisions and conditions herein contained. The receipt and retention by a party of any amount payable to such party hereunder by the other party with knowledge of the breach of any covenant, agreement, term, provision or condition herein contained by the other party shall not be deemed a waiver of the breach by such party.

            Article 33. Parties Bound.

            The covenants, agreements, terms, provisions and conditions of this Lease shall bind and benefit the respective successors, assigns and legal representatives of the parties hereto with the same effect as if mentioned in each instance where a party hereto is named or referred to, except that no violation of the provisions of Article 12 hereof shall operate to vest any rights in any successor, assignee or legal representative of Tenant and the provisions of this Article shall not be construed as modifying the conditions of limitation contained in Article 17 hereof.

            Landlord agrees that none of the partners of Tenant shall have any personal liability for the obligations of Tenant hereunder.

            The covenants and obligations on the part of Landlord under this Lease shall not, however, be binding upon any entity now or hereafter having an ownership interest in the Land or the Building with respect to the period subsequent to the transfer by such entity of its such interest (the granting of a lease with an expiration date after the expiration date of the final renewal term of this Lease shall be deemed such a transfer but only if the lessor thereunder shall execute and deliver to Tenant a non-disturbance agreement conform to the requirements of clause (ii) of Section 16.3), and in the event of such a transfer the covenants and obligations theretofore binding on the transferor shall thereafter be binding upon the transferee until the next transfer of the interest.

            Article 34. Special Purpose Areas; 16th floor.

            34.1 Special Purpose Areas -- General. Each of the following shall constitute a "Special Purpose Area":

                  (i) the portion of the 41st floor of the Building now used or occupied by Continental Club generally as shown on the 4lst floor plan included in Exhibit D hereto (the "41st Floor Special Purpose Area");,

                  (ii) the third floor of the Building and the portion of the
            4th floor of the Building now used or occupied as a cafe/kitchen generally as shown as space C on the 4th floor plan included in Exhibit D hereto (together "3rd/4th Floor Special Purpose Area");

                  (iii) the portion of the mezzanine level of the Building now used or occupied as the Ricker Auditorium or for meeting or conference facilities generally as shown on the 2nd floor plan included in Exhibit D hereto (the "2nd Floor Special Purpose Area"); and

                  (iv) the portion of the basement of the Building now used or occupied for health and exercise facilities generally as shown as spaces J and K on the basement plan included in Exhibit D hereto (the "Basement Special Purpose Area").

Landlord or other persons are now operating in some or all of the Special Purpose Areas facilities which are available to or used by some or all of the tenants of the Building.

            Landlord represents, warrants, and covenants to Tenant

                  (a) that no tenant or other person has any right, title or interest in or to any of the Special Purpose Areas or any portion thereof or any of the facilities therein, or any right to use or to require the continued operation of such Special Purpose Area or any portion thereof or any of the facilities therein (any such right, title or interest or right to use or to required the continued operation being herein called a "Special Purpose Area Right"), except for

                        (i) Stroock & Stroock & Lavan LLP ("SSL"),

                        (ii) the other tenants (excluding MCI and Teleport)
                  listed on Exhibit S hereto (the "Other Tenants"); and

                        (iii) any memberships granted to non-tenants in the
                  facilities located in 41st Floor Special Purpose Area, the 3rd/4th Floor Special Purpose Areas and/or the Basement Special Purpose Areas all of which are terminable prior to December 31, 1998;

                  (b) that SSL's Special Purpose Area Rights are only those set forth in Article Thirty-Ninth of SSL's lease as in effect on the date hereof a copy of which is attached hereto as Exhibit CCC (the "SSL Special Purpose Area Lease Provision"); and

                  (c) that the Special Purpose Area Rights of the Other Tenants are only those set forth in the provisions of their respective leases is in effect on the date hereof copies of which are attached hereto as Exhibit DDD (each respectively a "Other Special Purpose Area Lease Provision") and that MCI and Teleport have no Special Purpose Area Rights.

            Prior to the delivery to Tenant of any Special Purpose Area, Landlord shall

                  (a) terminate all leases, licenses and other agreements or arrangements covering such Special Purpose Area and shall, and shall cause all other persons to, vacate such Special Purpose Area and shutdown and discontinue the operation of all facilities in such Special Purpose Area, and

                  (b) terminate (or, in the case of any memberships referred to above, cause the termination of) all of the Special Purpose Area Rights, excluding (i) the Special Purpose Area Rights of SSL under the SSL Special Purpose Lease Provision with respect to all of the Special Purpose Areas, (ii) the Special Purpose Area Rights under the Other Special Purpose Area Lease Provision relative to any Special Purpose Area of any Other Tenant who shall not have delivered to Landlord a Waiver with respect to such Special Purpose Area., and (iii) the Special Purpose Area Rights under any lease finally expiring on or before January 31, 1999 (the tenant under any such lease referred to in this clause (iii) being herein called a "30 Day Tenant").

            Landlord represents, warrants and covenants to Tenant that the leasing of the Special Purpose Areas to Tenant is and shall be free of all Special Purpose Area Rights

(other than those referred to in clauses (i), (ii) and (iii) of subparagraph (b) of the preceding paragraph). Landlord shall indemnify and save harmless the Tenant Indemnitees from and against any loss, cost, damage or expense arising out of any tenant or other person having or claiming to have any right, title or interest in or to any Special Purposes Area or any portion thereof or any of the facilities therein, or having or claiming to have any right to use or to require the continued operation of any Special Purpose Area or any portion thereof or any of the facilities therein, including legal fees and expenses incurred by any Tenant Indemnitee in the defense of any such claim, other than

                  (i) any claim under the SSL Special Purpose Area Lease
            asserted by SSL, or

                  (ii) any claim under an Other Special Purpose Area Lease
            Provision relative to a Special Purpose Area asserted by any Other Tenant who shall not have delivered a Waiver with respect to such Special Purpose Area.

This paragraph shall be applicable whether or not Tenant permits SSL, the claimant or any other tenant or person to use any Special Purpose Area or any portion thereof or any of the facilities therein.

            Commencing promptly after the execution of this Lease, Landlord shall endeavor to obtain from each of the Other Tenants (other than the 30 Day Tenants) a full, complete, unqualified and unconditional waiver and surrender of all of such Other Tenant's Special Purpose Area Rights (any such full, complete, unqualified and unconditional waiver and surrender with respect to one or more of the Special Purpose Areas being herein called "Waiver") and, promptly upon receiving any such Waiver from any Other Tenant, Landlord shall furnish Tenant with a copy thereof.

            If on December 31, 1998, Landlord shall have obtained and furnished to Tenant Waivers from fewer than all of (or from none of) the Other Tenants (other than the 30 Day Tenants) with respect to any Special Purpose Area then

                  (i) the Scheduled Delivery Date with respect to such Special
            Purpose Area shall be postponed until January 31, 1999, and

                  (ii) Tenant, by notice to Landlord given prior to January 31,
            1999, shall have the right to eliminate from the Premises such Special Purpose Area.

Notwithstanding the provisions of Section 2.3, Landlord shall not have the right to accelerate the Delivery Date of any Special Purpose Area unless Landlord's notice under Section 2.3 shall be given on or before November 1, 1998 and shall be accompanied by Waivers from all of the Other Tenants (including the 30 Day Tenants whose terms will not have expired by the accelerated Delivery Date).

            If Tenant shall so eliminate such Special Purpose Area from the Premises then the provisions of Section 34.2, 34.3, 34.4 or 34.5, as the case may be, shall be applicable.

            If Tenant does not so eliminate such Special Purpose Area from the Premises then the Fixed Rent payable with respect to such Special Purpose Area shall be reduced to fifty (50%) of the Fixed Rent which would otherwise be payable with respect thereto as provided for in this Lease; provided, however, that if Landlord shall subsequently obtain and furnish to Tenant Waivers with respect to such Special Purpose Area from all of the Other Tenants (other than the 30 Day Tenants) then (a) the Fixed Rent reduction provided for in this paragraph shall stop and thereafter the Fixed Rent payable with respect to such Special Purpose Area shall be such amount as shall be otherwise provided for in this Lease, and (b) if the stoppage of such reduction shall occur prior to the Early Termination Date Landlord shall pay to Tenant, an amount equal to the product of (i) the rentable area of the Special Purpose Area, multiplied by (ii) $11.25, multiplied by (iii) the fraction the numerator of which is the number of months from the date of such stoppage to the Early Termination Date and the denominator of which is 120.

            34.2 Continued Operation of 4lst Floor Special Purpose Area. If pursuant to Section 34.1 or otherwise the Premises shall cease to include or shall not include the 41st Floor Special Purpose Area then the provisions of this Section 34.2 shall be effective for the balance of the term of this Lease, including any renewal terms, subject to Landlord's right to terminate the operation of and close the dining facility as provided for in the final paragraph of this Section 34.2.

            Landlord shall operate, or cause to be operated, the 41st Floor Special Purpose Area as a dining facility appropriate for a class A downtown Manhattan office building. Neither the size nor the operating hours or services shall hereafter be reduced below the size, operating hours or services in effect on the date hereof. In no event shall Tenant's rights in, to and with respect to the dining facility be less, in any respect, than the rights of any other tenant or other person. Tenant (and, if and to the extent that Tenant so elects, its subtenants) and their respective employees and guests shall be entitled to use such dining facility on a non-exclusive basis. Tenant shall be entitled to separate reserved exclusive rooms and seating areas up to Tenant's Proportionate Share of the capacity of the dining facility. At Tenant's request, Landlord shall consult with Tenant with respect all aspects of the dining facility operation, including menus, quality, service levels, pricing, upkeep and decor of the facilities. Landlord shall furnish Tenant with copies of, and shall meet with Tenant to discuss, monthly financial statements, quarterly operational reviews, periodic (at least quarterly) sanitation reviews and all other documentation commonly created in connection with the operation of a dining facility appropriate for a class A office building. Landlord shall comply with Tenant's directions and requests from time to time with respect to the dining facility and its operations, and, if Tenant shall so request from time to time, Landlord shall replace the operator of the dining facility with an operator acceptable to Tenant provided, however, that (a) Tenant shall not have the right to require Landlord to replace the operator of the dining facility within one year of such the operator's having been previously replaced at Tenant request, and (b) if any such direction or request or replacement operator would result in a net increase in Landlord's costs of operating the dining facility, Landlord shall not be required to comply with such direction or request or so to replace the operator of the dining facility unless Tenant agrees to pay such net increase in costs.

            Landlord shall have the right, upon not less than 120 days notice to Tenant, to terminate the operation of and close the dining facility; provided, however, that Tenant, by notice to Landlord given within sixty (60) days of its receipt of Landlord's notice, shall have the right to lease the 41st Floor Special Purpose Area commencing on the day after the closure date set forth in Landlord's notice subject to all of the terms and conditions provided for in
Section 34.1 with the same force and effect as if Tenant had not excluded the 41st Floor Special Purpose Area from the Premises.

            34.3 Continued Operation of 3rd/4th Floor Special Purpose Area. If pursuant to Section 34.1 or otherwise the Premises shall cease to include or shall not include the 3rd/4th Floor Special Purpose Area then the provisions of this Section 34.4 shall be effective for the balance of the term of this Lease, including any renewal terms, subject to Landlord's right to terminate the operation of and close the cafeteria as provided for in the final paragraph of this Section 34.3.

            Landlord shall operate, or cause to be operated, the 3rd/4th Floor Special Purpose Area as a cafeteria appropriate for a class A downtown Manhattan office building. Neither the size nor the operating hours or services shall hereafter be reduced below the size, operating hours or services in effect on the date hereof. Tenant (and, if and to the extent that Tenant so elects, its subtenants) and their respective employees and guests shall be entitled to use such cafeteria on a non-exclusive basis. Tenant shall be entitled to separate reserved exclusive rooms and seating areas up to Tenant's Proportionate Share of the capacity of the cafeteria. At Tenant's request, Landlord shall consult with Tenant with respect all aspects of the cafeteria operation, including menus, quality, service levels, pricing, upkeep and decor of the facilities. Landlord shall furnish Tenant with copies of, and shall meet with Tenant to discuss, monthly financial statements, quarterly operational reviews, periodic (at least quarterly) sanitation reviews and all other documentation commonly created in connection with the operation of a cafeteria appropriate for a class A office building. Landlord shall comply with Tenant's directions and requests from time to time with respect to the dining facility and its operations, and, if Tenant shall so request from time to time, Landlord shall replace the operator of the dining facility with an operator acceptable to Tenant; provided, however, that
(a) Tenant shall not have the right to require Landlord to replace the operator of the dining facility within one year of such the operator's having been previously replaced at Tenant request, and (b) if any such direction or request or replacement operator would result in a net increase in Landlord's costs of operating the cafeteria, Landlord shall not be required to comply with such direction or request or so to replace the operator of the cafeteria unless Tenant agrees to pay such net increase in costs.

            Landlord shall have the right, upon not less than 120 days notice to Tenant, to terminate the operation of and close the cafeteria; provided, however, that Tenant, by notice to Landlord given within sixty (60) Clays of its receipt of Landlord's notice, shall have the right to lease the 3rd/4th Floor Special Purpose Area commencing on the day after the closure date set forth in Landlord's notice subject to all of the terms and conditions provided for in
Section 34.1 with the same force and effect as if Tenant had not excluded the 3rd/4th Floor Special Purpose Area from the Premises pursuant to Section 34.1.

            34.4 Continued Operation of 2nd Floor Special Purpose Area. If pursuant to Section 34.2 or otherwise the Premises shall cease to include or shall not include the 2nd Floor Special Purpose Area then the provisions of this
Section 34.4 shall be effective for balance of the term of this Lease, including any renewal terms, including any renewal terms, subject to Landlord's right to terminate the operation of and close the conference center as provided for in the final paragraph of this Section 34.4.

            Landlord shall operate, or cause to be operated, the 2nd Floor Special Purpose Area as a conference center (including the Ricker auditorium) appropriate for a class A downtown Manhattan office building. Neither the size nor the operating hours or services shall hereafter be reduced below the size, operating hours or services in effect on the date hereof. In no event shall Tenant's rights in, to and with respect to the conference center be less, in any respect, than the rights of any other tenant or other person. Tenant (and, if and to the extent that Tenant so elects, its subtenants) and their respective employees and guests shall be entitled to use such conference center on a non-exclusive basis. At Tenant's request, Landlord shall consult with Tenant with respect all aspects of the conference center operation. The facilities of the conference center shall be subject to reservation by tenants of the Building on a "first-reserved, first-served" basis; provided, however, that

                  (i) except for Tenant and SSL no tenant of the Building or other person shall be permitted to reserve any room or facility prior to 30 days in advance, and

                  (ii) Tenant and SSL shall be entitled to reserve any room or facility as far in advance as either desires.

Landlord shall comply with Tenant's directions and requests from time to time with respect to the conference center and its operations, and, if Tenant shall so request from time to time, Landlord shall replace the operator of the conference center with an operator acceptable to Tenant; provided, however, that
(a) Tenant shall not have the right to require Landlord to replace the operator of the conference center within one year of such the operator's having been previously replaced at Tenant request, and (b) if any such direction or request or replacement operator would result in a net increase in Landlord's costs of operating the conference center, Landlord shall not be required to comply with such direction or request or replace the operator of the conference unless Tenant agrees to pay such net increase in costs.

            Landlord shall have the right, upon not less than 120 days notice to Tenant, to terminate the operation of and close the conference center; provided, however, that Tenant, by notice to Landlord given within sixty (60) days of its receipt of Landlord's notice, shall have the right to lease the 2nd Floor Special Purpose Area subject to all of the terms and conditions provided for in
Section 34.1 with the same force and effect as if Tenant had not excluded the 2nd Floor Special Purpose Area from the Premises pursuant to Section 34.1.

            34.5 Continued Operation of Basement Special Purpose Area. If pursuant to Section 34.1 or otherwise the Premises shall cease to include or shall not include the Basement Special Purpose Area then the provisions of this
Section 34.5 shall be effective for the balance of the term of this Lease, including any renewal terms, including any renewal terms, subject to Landlord's right to terminate the operation of and close the health and exercise facility as provided for in the final paragraph of this Section 34.3..

            Landlord shall operate, or cause to be operated, the Basement Special Purpose Area as a health and exercise facility appropriate for a class A downtown Manhattan office building. Neither the size nor the operating hours or services shall hereafter be reduced below the size, operating hours or services in effect on the date hereof. In no event shall Tenant's rights in, to and with respect to the health and exercise facility be less, in any respect, than the rights of any other tenant or other person. Tenant (and, if and to the extent that Tenant so elects, its subtenants) and their respective employees and guests shall be entitled to use such health and exercise facility on a non-exclusive basis. At Tenant's request, Landlord shall consult with Tenant with respect all aspects of the health and exercise facility operation. Landlord shall furnish Tenant with copies of, and shall meet with Tenant to discuss, monthly financial statements, quarterly operational reviews, periodic (at least quarterly) sanitation reviews and all other documentation commonly created in connection with the operation of a health and exercise facility appropriate for a class A office building. Landlord shall comply with Tenant's directions and requests from time to time with respect to the dining facility and its operations, and, if Tenant shall so request from time to time, Landlord shall replace the operator of the health and exercise facility with an operator acceptable to Tenant; provided, however, that (a) Tenant shall not have the right to require Landlord to replace the operator of the health and exercise facility within one year of such the operator's having been previously replaced at Tenant request, and (b) if any such direction or request or replacement operator would result in a net increase in Landlord's costs of operating the health and exercise facility, Landlord shall not be required to comply with such direction or request or so to replace the operator of the health and exercise facility unless Tenant agrees to pay such net increase in costs.

            Landlord shall have the right, upon not less than 120 days notice to Tenant, to terminate the operation of and close the health and exercise facility; provided, however, that Tenant, by notice to Landlord given within sixty (60) days of its receipt of Landlord's notice, shall have the right to lease the Basement Special Purpose Area subject to all of the terms and conditions provided for in Section 34.1 with the same force and effect as if Tenant had not excluded the Basement Special Purpose Area from the Premises pursuant to Section 34.1.

            34.6 16th Floor - General. Landlord represents, warrants, and covenants to Tenant that

                        (a) no tenant or other person has any right, title or
                  interest in or to the 16th floor of the Building or any portion thereof or any of the facilities therein, or any right to use or to require the continued operation of the 16th floor of the Building or any portion thereof or any of the facilities therein (any such right, title or interest or right to use or to required the continued operation being herein called a "16th Floor Right"), except for SSL and the Other Tenants;

                        (b) that SSL has agreed that Landlord may transfer SSL's
                  16th Floor Right to any other premises in the Building; and

                        (c) that Landlord has the right, in connection with the
                  leasing of the 16th floor to Tenant or otherwise, to terminate all of the 16th Floor Rights of the Other Tenants.

            Prior to the delivery to Tenant of the 16th floor, Landlord shall
(a) terminate all leases, licenses and other agreements or arrangements covering the 16th floor and shall, and shall cause all other persons to, vacate such 16th floor and shutdown and discontinue the operation of all facilities on such 16th floor, (b) terminate all 16th Floor Rights, and (c) demolish all facilities, improvements, alterations, additions and installations in, to or upon the 16th floor.

            Landlord represents, warrants and covenants to Tenant that the leasing of the 16th floor to Tenant is and shall be free of all 16th Floor Rights. Landlord shall indemnify and save harmless the Tenant Indemnitees from and against any loss, cost, damage or expense arising out of any tenant or other person (including SSL and any of the Other Tenants) having or claiming to have any right, title or interest in or to the 16th floor or any portion thereof or any of the facilities therein, or having or claiming to have any right to use or to require the continued operation of the 16th floor or any portion thereof or any of the facilities therein, including legal fees and expenses incurred by any Tenant Indemnitee in the defense of any such claim. This paragraph shall be applicable regardless of the use to which Tenant's puts the 16th floor and regardless of whether Tenant permits the claimant or any other tenant or person to use the 16th floor or any portion thereof or any of the facilities therein.

            Landlord shall perform and satisfy all of the obligations to SSL under the agreement referred to in clause (b) of the first paragraph of this Section; provided, however, that if and for so long as the 3rd/4th Floor Special Purpose Area is part of the Premises,

Tenant shall permit SSL to use conference facilities therein, or in any other portion of the Premises designated by Tenant

            34.7 Miscellaneous. The rights and remedies specifically provided to Tenant by this Article are in addition to any rights and remedies available to Tenant under any other provision of this Lease or under applicable law. Landlord shall not hereafter grant any Special Purpose Area Rights or any 16th Floor Rights. Notwithstanding any other provision of this Lease to the contrary, Tenant shall be entitled to permit any or all of the tenants or occupants of the Building to use any or all of the Special Purpose Areas.

            34.8 Miscellaneous. If Tenant shall lease any Special Purpose Area pursuant to Section 34.2 through 34.5 prior to the Early Termination Date Landlord shall pay to Tenant on the date of such leasing an amount equal to the product of (i) the rentable area of the Special Purpose Area, multiplied by (ii) $22.50 or $11.25, as applicable, multiplied by (iii) the fraction the numerator of which is the number of months from the date of such leasing to the Early Termination Date and the denominator of which is 120.

            Article 35. Arbitration.

            35.1 No dispute under this Lease shall be subject to arbitration unless specifically so provided in this Lease. Whenever this Lease shall provide that a dispute is subject to arbitration, it shall be subject to arbitration in accordance with the provisions contained in this Article 35. Except to the extent inconsistent with the provisions of this Article 35, the arbitration shall be governed by the Commercial Arbitration Rules of the American Arbitration Association ("AAA").

            35.2 The party desiring arbitration shall give notice to the other party. If the parties shall not have agreed on a choice of an arbitrator within fifteen (15) days after the service of such notice, either party, on behalf of both, may request that the New York office of the AAA appoint an arbitrator to render a resolution of said dispute or to made the determination in question. In the absence, failure, refusal or inability of AAA to act within twenty (20) days, then either party, on behalf of both, may apply to a Justice of the Supreme Court of New York, New York County, for the appointment of an arbitrator, and the other party shall not raise any question as to the court's full power and jurisdiction to entertain the application and make the appointment. In the event of the absence, failure, refusal or inability of an arbitrator to act, a successor shall be appointed within ten (10) days as herein before provided. Any arbitrator acting under this Article shall be experienced in the issue with which the arbitration is concerned and shall have been actively engaged in such field for a period of at least ten (10) years before the date of the arbitrator's appointment as arbitrator hereunder.

            35.3 All arbitrators chosen or appointed pursuant to this Article shall (i) be sworn fairly and impartially to perform their respective duties as such arbitrator, and (ii) not be (a) an employee or past employee of Landlord or Tenant or of any other person, partnership, corporation or other form of business or legal association or entity that controls, is controlled by or is under common control with Landlord or Tenant nor (b) anyone that has or has had a business relationship with Landlord or Tenant Within sixty (60) days after the appointment of an arbitrator, the arbitrator shall determine the matter in dispute and shall issue a written decision. The decision of the arbitrator shall be conclusively binding upon the parties, and judgment upon the decision may be entered in any court having jurisdiction.

            35.4 The arbitrators shall be bound by the provisions of this Lease, and shall not add to, subtract from or otherwise modify such provisions.

            Article 36. Other Installations By Tenant

            36.1 Tenant's Generator Plant and Tenant's Cooling Plant. Subject to the terms and conditions of this Article and Article 6, Tenant shall have the right to:

                  (a) construct a new bulkhead enclosure (the "New Bulkhead
            Enclosure") above the roof of the existing bulkhead enclosure which currently houses certain telecommunications equipment (the "Existing Bulkhead Enclosure");

                  (b) relocate the Building's three existing emergency
            generators and ancillary equipment (the "Existing Building Generators") from the machine room on the 41st floor (the "41st Floor Machine Room") to the New Bulkhead Enclosure and remove from the 41st Floor Machine Room (and dispose of without accountability to Landlord or any other person) such of the other equipment now located therein as Tenant shall desire; provided, however, that (i) in lieu of relocating one or more of the Existing Building Generators Tenant may replace the same with a new generator of comparable capacity (including a single generator in replacement for two or three of the Existing Building Generator provided that such single generator has a capacity comparable to the two or three Existing Building Generators being replaced), (ii) Tenant may remove from the 41st Floor Machine Room (and dispose of without accountability to Landlord or any other person) any of the Existing Building Generators so replaced, (iii) if Tenant relocates or replaces any of the Existing Building Generators (such relocated Existing Building Generators or replacements therefor being herein called the "Building Generators") shall extend the Building's fuel risers to the Building Generators;

                  (c) install in the New Bulkhead Enclosure additional emergency generators and ancillary equipment ("Tenant's Generators");

                  (d) remove from the Existing Bulkhead Enclosures (and dispose of without accountability to Landlord or any other person) such of the equipment now located therein as Tenant shall desire and install in the Existing Bulkhead Enclosure electrical switches and switchgear, electrical distribution panels and other electrical equipment ("Tenant's Electrical Equipment");

                  (e) install on the roof of the Building a cooling tower
            ("Tenant's Cooling Tower") and on the roof of the Building a loadbank ("Tenant's Loadbank");

                  (f) install in the 41st floor Machine Room chillers and other mechanical equipment and ancillary equipment ("Tenant's Mechanical Equipment"); and

                  (g) to relocate the Building's emergency power distribution equipment and life safety panel;

all substantially as shown on the plans therefor attached as Exhibits AA, BB, CC, DD, EE and LL and to install in the Building all ancillary equipment and appurtenances necessary or appropriate in connection therewith. Tenant shall dispose of any property removed by pursuant to subparagraph (b) above pursuant to Applicable Law.

      As used in this Lease, the term "Tenant's Generator Plant" shall mean and refer to Tenant's Generators, Tenant's Electrical Equipment, Tenant's Loadbank, Tenant's Fuel Tank and all ancillary equipment appurtenances installed by Tenant pursuant to this Article or pursuant to Article 42.

      As used in this Lease, the term "Tenant's Cooling Plant" shall mean and refer to Tenant's Cooling Tower, Tenant's Mechanical Equipment and all ancillary or other equipment installed by Tenant pursuant to this Article or pursuant to
Article 42.

      Tenant's Generator Plant and Tenants Cooling Plant shall be deemed part of the Premises for all purposes of this Lease, except for those provisions which are inappropriate or inapplicable, including, without limitation, Articles 3 and 4 and Sections 11.4, 11.5 and 11.6.

      Tenant shall comply with all Applicable Laws at any time duly issued and in force applicable to, and obtain all permits, licenses and approvals necessary for, the existence, use, operation or maintenance of the Tenant's Generator Plant and Tenant's Cooling Plant Landlord shall, within two (2) business days of Tenant's request, execute any permit, license or approval application or any similar document required to be executed by Landlord in connection with Tenant's obtaining any such permit, license or approval.

      If any work by Tenant pursuant to this Section shall invalidate Landlord's roof warranty (a copy of which is attached hereto as Exhibit T), Tenant shall take such corrective actions as shall be required to reinstate such roof warranty or provide equivalent protection to Landlord.

      Tenant have the exclusive right, but shall not be obligated, to operate, maintain, repair and replace Tenant's Generator Plant and Tenant's Cooling Plant, and Tenant may discontinue operation thereof at any time. Notwithstanding the foregoing, whether or not Tenant operates or continues to operate Tenant's Generator Plant or Tenant's Cooling Plant, Tenant shall keep the same in such condition as shall be required to prevent damage or injury to the Building, subject nonetheless to the release provisions of Section 22.6.

      Landlord shall not take, or suffer or permit to be taken, any action which will interfere with the proper and efficient operation, maintenance, repair and replacement by Tenant of Tenant's Generator Plant or Tenant's Cooling Plant.

      Tenant shall be permitted continuous access to all portions of Tenant's Generator Plant and Tenant's Cooling Plant.

      Tenant shall be entitled to the entire output of Tenant's Generator Plant and Tenant's Cooling Plant. Tenant may elect to connect Tenant's Generator Plant to the Building's electrical distribution system in such a manner that Tenant's Generator Plant when operating furnishes backup electricity to the entire Building, including Building systems and portions of the Building not leased to Tenant. Any backup electricity furnished by Tenant's Generator Plant to Building systems or portions of the Building not leased to Tenant shall be deemed furnished solely as an accommodation by Tenant and Tenant shall have no liability or responsibility to Landlord or any other person or entity for the quantity or character or reliability of such electricity, or any interruption, diminution or discontinuation thereof (whether voluntary or otherwise), or for any notice or warning given or not given in connection therewith, all such liability and responsibility, including any arising out of Tenant's negligence, being hereby expressly waived. If Tenant elects to connect Tenant's Generator Plant to the Building's electrical distribution system in the aforesaid manner Landlord shall nonetheless remain obligated, as provided by Applicable Law or the terms of any lease or other contractual obligation to which it is subject, to provide emergency power to the Building's elevator, exit lighting and fire life safety systems (and to any other area, system, equipment or facility to which Landlord is required by Applicable Law or lease or other contractual obligation to furnish backup electricity), and to operate, maintain, repair and replace the Building's Generators and ancillary equipment so that upon any interruption, diminution or discontinuation of electricity being furnished to the Building's elevators, exit lighting and fire life safety systems by Tenant's Generators (or to any such area, system, equipment or facility) the Building's Generators shall furnish backup electricity thereto without interruption and without any notice from Tenant.

            Tenant shall not sell or otherwise dispose of Tenant's Generator Plant or Tenant's Cooling Plant other than in connection with an assignment of this Lease, but this paragraph shall not be deemed to restrict the sale or otherwise dispose of the output of Tenant's Generator Plant or Tenant's Cooling Plant.

            36.2 Tenant's Antenna Equipment. Subject to the terms and conditions of this Article, Tenant shall have the right to install dishes and other antennas, masts and related facilities and equipment (the "Tenant's Antennas") in the locations and areas shown on Exhibits KK and MM hereto and to install in the Building all ancillary equipment and appurtenances necessary or appropriate in connection therewith. Landlord agrees that it shall no place or install, or suffer or permit the placement or installation of, any equipment or improvements on the portion of the roof between the two areas shaded on Exhibit KK. The references in Exhibits KK and MM to "dish antennas" shall not restrict Tenant to antennas of that type.

      As used in this Lease, the term "Tenant's Antenna Equipment" shall mean and refer to Tenant's Antennas and all ancillary equipment appurtenances installed by Tenant pursuant to this Article or pursuant to Article 42.

      Tenant shall comply with all Applicable Laws at any time duly issued and in force applicable to, and obtain all permits, licenses and approvals necessary for, the existence, use, operation or maintenance of the Tenant's Antenna Equipment. Landlord shall, within two (2) business days of Tenant's request, execute any permit, license or approval application or any similar document required to be executed by Landlord in connection with Tenant's obtaining any such permit, license or approval.

      If any work by Tenant pursuant to this Section shall invalidate Landlord's roof warranty, Tenant shall take such corrective actions as shall be required to reinstate such roof warranty or provide equivalent protection to Landlord.

      Tenant have the exclusive right, but shall not be obligated, to operate, maintain, repair and replace Tenant's Antenna Equipment, and Tenant may discontinue operation thereof at any time. Notwithstanding the foregoing, whether or not Tenant operates or continues to operate Tenant's Antenna Equipment, Tenant shall keep the same in such condition as shall be required to prevent damage or injury to the Building, subject nonetheless to the release provisions of Section 22.6.

      Landlord shall not take, or suffer or permit to be taken, any action which will interfere with the proper and efficient operation, maintenance, repair and replacement by Tenant of Tenant's Antenna Equipment.

      Tenant shall be permitted continuous access to all portions of Tenant's Antenna Equipment.

            36.3 Tenant's Closed Circuit Television Cameras. Subject to the terms and conditions of this Article, Tenant shall have the right to install closed circuit television cameras in (i) such locations as shall be necessary or appropriate to observe any or all of Tenant's installations pursuant to Article 42, Section 36.1 or Section 36.2, (i) any or all of the elevators of the Building (unless, with respect to any of the low-rise or mid-rise passenger elevators, any of the tenants served thereby shall object thereto in which case Tenant shall not install the same), (iii) the loading dock, and (iv) such other areas of the Building as Landlord shall approve (such approval not to be unreasonably withheld) and to install in the Building all ancillary equipment and appurtenances necessary or appropriate in connection therewith.

      As used in this Lease, the term "Tenant's CCTV Equipment" shall mean and refer to Tenant's closed circuit television cameras and all ancillary equipment appurtenances installed by Tenant pursuant to this Article or pursuant to
Article 42.

      Tenant shall comply with all Applicable Laws at any time duly issued and in force applicable to, and obtain all permits, licenses and approvals necessary for, the existence, use, operation or maintenance of the Tenant's Antennas.

      Tenant have the exclusive right, but shall not be obligated, to operate, maintain, repair and replace Tenant's CCTV Equipment, and Tenant may discontinue operation thereof at anytime. In no event, even if Tenant's CCTV Equipment is in operation, shall Tenant be obligated to provide security service to or for the benefit of any tenant or occupant of the Building or any other person. Landlord specifically acknowledges that Tenant may elect not to monitor or record the output of Tenant's closed circuit television cameras or if such output is recorded to destroy the tapes or other records without reviewing them.

      Landlord shall not take, or suffer or permit to be taken, any action which will interfere with the proper and efficient operation, maintenance, repair and replacement by Tenant of Tenant's CCTV Equipment.

            36.4 Window Film and Window Treatment. Neither Landlord nor Tenant shall apply any film or other substance to the inside or outside of any of the window glass of the Premises without the consent of the other. Landlord shall not unreasonably withhold consent to any such film Tenant proposes to install for purposes of increasing safety.

            Tenant shall have the right to install such blinds or other window treatments on or in the windows of the Premises as it shall elect, subject to compliance with the preceding paragraph.

            36.5 Use of Fire Stairs. Tenant shall have the right to use for routine access amongst the floors on which the Premises are located either or both of the fire stairs of the Building and, incident thereto, shall have the right to install either or both a card-key access system and an alarm system with respect to the doors providing access between the Premises on the fire stairs; provided, however, Tenant's right to use the fire stairs, or to install any card-key or alarm system, shall be subject to the same being in compliance with all laws and requirements of public authorities.

            36.6 Tenant's Messenger Center. Landlord hereby leases to Tenant, and Tenant hereby accepts from Landlord, the area labeled "GS&CO." on the plan attached hereto as Exhibit U ("Tenant's Loading Dock Area") for the purpose of installing and maintaining a messenger center or other suitable use. Tenant's Loading Dock Area shall constitute a part of the Premises and shall be subject to all of the terms and provisions of this Lease applicable to the balance of the Premises, except for purposes of Articles 3 and 4. Tenant shall perform the work shown on Exhibit U necessary to constitute Tenant's Loading Dock Area a separately demised area. The provisions of this Section 36.6 shall continue in effect during any Renewal Term regardless of whether Tenant refers to Tenant's Loading Dock Area in its Renewal Notice. Tenant shall be entitled to install appropriate signage to direct messengers to Tenant's Loading Dock Area, subject to Landlord's approval not to be unreasonably withheld. Tenant shall have the right to run voice, data and/or electrical conduits from Tenant's Shafts to Tenant's Loading Dock Area.

            Article 37. Tenant's Right of First Offer to Purchase.

            37.1 If, at any time during the term of this Lease, Landlord either
(i) receives an offer from a third party to purchase the Land and/or the Building that it desires to accept or (ii) desires to offer the Land and/or the Building for sale by listing with one or more real estate brokers or directly offering it for sale in writing to one or more principals (each, an "Offer"), then, in either such instance, provided that Tenant is not in default under this Lease (after expiration of applicable notice and grace periods, if any), Landlord shall notify Tenant thereof and furnish Tenant with a copy of the Offer (the "Landlord's Offer Notice") and shall deliver to Tenant, subject to the provisions of Section 37.5, material containing such information as is customarily made available to solicit offers to purchase large Manhattan office buildings, including, at a minimum the following (the "Property Information"):

            (i) complete copies of all leases, license agreements, subleases and other occupancy agreements,

            (ii) audited financial statements for the property for the preceding three (3) years and, to the extent available, audited or unaudited financial statements for the portion of the year then elapsed, including income and expense statements, balance sheets, and source and application of funds, and

            (iii) statements of taxes and operating expenses under tenant leases for the preceding two (2) years for which annual statements have been furnished to tenants, including copies of annual escalation billing and reconciliation for all such tenants for all such years.

            Tenant shall have a period of thirty (30) days from the date it receives Landlord's Offer Notice and the Property Information within which to notify Landlord that it desires to purchase the Land and/or Building, as applicable (such Land and/or Building, the "Property"), at the Offer Price (the "Tenant's Acceptance"). During such thirty (30) day period Tenant shall have the right, subject to the terms and conditions of Section 37.5, to examine and copy all pertinent books and records of Landlord and its managing agent relating to the Property ("Books and Records").

            If Tenant provides Tenant's Acceptance to Landlord, then Landlord shall sell, and Tenant shall purchase, the Property at the price set forth in the Offer (the "Offer Price") and otherwise on terms and conditions customary for sales of large Manhattan office buildings. During the forty-five (45) days after the date of this Lease, the parties shall endeavor to agree upon and confirm in writing such terms and conditions, but the failure of the parties so to agree shall not affect their rights and obligations under this Article 37.

            After providing Tenant's Acceptance. Tenant shall have the right to assign its right to purchase to a wholly-owned affiliate and, in such instance, Landlord shall convey title to the assignee. If Tenant (or such wholly-owned affiliate) shall acquire the Land or Building pursuant to this Article 37, it shall retain title thereto for at least one year after the closing of such acquisition.

            37.2 If Tenant shall fail to give Tenant's Acceptance pursuant to the terms set forth above, Tenant shall, subject to the last sentence of this
Section 37.2, be deemed to have conclusively waived its right to purchase the Property at the Offer Price and Landlord shall have the right within one (1) year of the Offer Notice to sell the Property at a price (considering the value of other terms and conditions) which is no less favorable to the purchaser than a sale of the Property for a cash purchase price equal to 92.5 percent of the Offer Price on the terms and conditions provided for herein (the "Minimum Price"); provided, however, that

                  (i) if the Property shall be the Land or the Building, not the
            Land and the Building, than such waiver shall not be applicable to the Building or the Land, whichever shall not be the Property, and Tenant's rights with respect thereto shall continue in full force and effect; and

                  (ii) if Landlord shall desire or propose to sell the Property at a price (considering the value of other terms and conditions) more favorable to the purchaser than a sale of the Property for a cash purchase price equal to the Minimum Price, or shall desire or propose to sell the Property after such one (1) year period, Landlord shall be obligated to re-offer the Property to Tenant by giving to Tenant a new Offer Notice in accordance with Section 37.1 above and to furnish then current Property Information.

Any such new Offer Notice shall be given effect under Section 37.1 except that if such new Offer Notice shall be given less than 90 days after the initial Offer Notice the thirty (30) day period referred to in Section 37.1 shall be shortened to fifteen (15) days from Tenant's receipt of the new Offer Notice and the then current Property Information.

            37.3 If Tenant provides Tenant's Acceptance to Landlord, Tenant agrees that it shall concurrently therewith deliver to Landlord a deposit of five percent of the Offer Price which shall be liquidated damages and, notwithstanding any other provision of this Lease to the contrary, shall be Landlord's sole remedy in the case of any default by Tenant under this Article 37 (exclusive of its obligation, having acquired the Property pursuant to this Article 37, to retain title thereto for one year) or under any obligation to purchase arising under this Article 37. The closing of such purchase shall be the first business day which is 60 or more days after the date of Tenant's Acceptance. Landlord and Tenant agree that closing costs will be paid in accordance with New York custom.

            37.4 Tenant agrees that it shall not disclose any documents and information regarding the Property which Tenant's receives under this Article 37 except to those assisting Tenant with the analysis of the Property, or Tenant's lender, if any, and then only upon making such person aware of the obligations contained in this Section 37.4 and procuring the agreement of such person to abide by such obligations. In the event Tenant does not purchase the Property for any reason whatsoever, Tenant shall return to Landlord, or cause to be returned to Landlord, all such documents and information.

            Article 38. Tenant's Termination Right.

            Provided that Tenant is not in monetary default under this Lease beyond any applicable notice or grace period on the date that the Termination Notice (as defined below) is given, Tenant shall have a one-time option ("Tenant's Termination Option") to terminate this Lease as of the last day of the calendar month in which shall occur the tenth (10th) anniversary of the day preceding the Rent Commencement Date of the last to be delivered of the Base Premises (the "Early Termination Date") with respect to all portions of the Premises then leased by Tenant other than each Accepted Offer Space leased pursuant to Article 26 the Scheduled Offer Space Delivery Date of which was later than the day five (5) years prior to the Early Termination Date (such excluded portions of the Premises being herein called the "Continuing Premises")), provided that Tenant shall

                  (i) give irrevocable notice (the "Termination Notice") to
            Landlord of such termination at least eighteen (18) months prior to the Early Termination Date, and

                  (ii) pay to Landlord on or before the date thirty (30) days prior to the Early Termination Date an amount equal to nine (9) times the excess of (a) the monthly Fixed Rent then payable under this Lease with respect to the Early Termination Premises (as defined below) over (b) the Landlord's

            Monthly Payment then payable under this Lease with respect to the Early Termination Premises (the "Termination Fee").

            Notwithstanding the foregoing, if Tenant shall fail to pay the Termination Fee on or before the date that is thirty (30) days prior to the Early Termination Date or if on the date thirty (30) days prior to the Early Termination Date Tenant is otherwise in monetary default under this Lease beyond any applicable notice or grace period then, at the option of Landlord to be exercised by notice to Tenant given on or before the date twenty (20) days prior to the Early Termination Date, the Termination Notice shall be ineffective and Tenant's option to terminate this Lease under this Article 38 shall thereupon forever terminate.

            Subject to the preceding paragraph, if Tenant shall timely exercise Tenant's Termination Option and timely pay the Termination Fee then the term of this Lease with respect to all portions of the Premises other than the Continuing Premises (the "Early Termination Premises") shall end on the Early Termination Date with the same force and effect as if such Early Termination Date were the Expiration Date (and, with respect to the Early Termination Premises, the parties shall have the same rights and obligations as they would have had with respect to the Premises upon expiration of this Lease on the Expiration Date). No such termination shall affect the Continuing Premises and this Lease shall continue with respect to the Continuing Premises as if Tenant had not exercised Tenant's Termination Option.

            Tenant's failure to comply with the notice provision above shall be deemed a waiver of all of Tenant's rights under this Article 38 and Tenant's option to terminate this Lease with respect to the Early Termination Premises shall thereupon forever terminate.

            Article 39. Landlord Defaults - Tenant Right to Cure.

            39.1 If

                  (i) Landlord shall fail to perform any of its obligations
            under Article 10,11 or 15,

                  (ii) Landlord shall fail to make any repairs or alterations that the Landlord is required to make pursuant to the terms of this Lease, or

                  (iii) Landlord shall make any repairs or alterations in or about the Premises or the Building, and as a result of such repairs or alterations made by Landlord, it becomes impractical for Tenant to (and the Tenant does not) conduct its business operations in any portion of the Premises in substantially the same manner as theretofore conducted

(any or all of the foregoing hereinafter sometimes referred to as a "Landlord Failure") and, after notice thereof by Tenant to Landlord (a "Notice of Landlord Failure"), Landlord does not with due diligence commence action promptly (immediately, in the case of emergency) to remedy such Landlord Failure, or if so commenced, does not remedy such failure within fifteen (15) days from the date of Tenant's notice or such longer period as may be provided by the last sentence of this paragraph, then, provided that at least 50% of the Premises then subject to this Lease shall not then be subject to any sublease (other than any sublease entered into pursuant to Section 12.7 or 12.8), Tenant shall have the right (the "Tenant's Self-Help Right"), upon the giving of five (5) days' written notice to Landlord (or, in the case of emergency, upon the giving of such notice, oral or written, as may be reasonable under the circumstances) (the "Tenant's Self-Help Notice"), to remedy or endeavor to remedy such Landlord Failure and, Landlord shall, within twenty (20) days after Tenant's submission to Landlord of Tenant's bills therefor accompanied by copies of the invoices paid by Tenant, reimburse Tenant for the actual costs incurred by Tenant in so remedying or endeavoring to remedy such Landlord Failure (plus interest at two percent (2%) above the Prime Rate from the date(s) such costs were incurred until the date(s) that such costs are finally reimbursed). Tenant agrees to use due care and good workerlike procedures in the performance of self-help which affects any portion of the Building outside of the Premises. With respect to any Landlord Failure the curing of which requires in excess of fifteen (15) days, if within such fifteen
(15) days Landlord shall commence such cure and notify Tenant that it intends to prosecute the same to completion, such fifteen (15) day period shall be extended so long as Landlord is prosecuting such remedy continuously and with all due diligence.

            Except as provided in the next sentence, any bill rendered by Tenant shall be deemed valid and due and owing and if not paid within the aforesaid twenty (20) days Tenant shall have the right to set-off the amount thereof against the Fixed Rent and Additional Rent payable under this Lease. If, by notice to Tenant within twenty (20) days after Tenant's submission of any bill to Landlord, Landlord shall dispute Tenant's entitlement to reimbursement therefor, in whole or in part, then (i) pending resolution of such dispute Tenant shall not set-off the amount in dispute, and (ii) if the such dispute is not settled by the parties within ten (10) days of Landlord's notice of dispute, the same shall be subject to arbitration in accordance with the provisions of
Article 35. If in arbitration it shall be determined that Tenant was not entitled to exercise Tenant's Self Help Right, (i) Landlord shall not be require to make any such reimbursement except to the extent of any costs which by virtue of Tenant's activities under this Article Landlord shall have avoided, and (ii) if and to the extent that Tenant shall have removed any repair or alteration it was not entitled to remove, Tenant shall promptly restore the same.

            Concurrently with Tenant's giving any Notice of Landlord Failure or Tenant's SelfHelp Notice, Tenant shall give a copy thereof to the holder of any Underlying Mortgage or the lessor of any Underlying Lease to whom Landlord has instructed Tenant to give copies (provided that Tenant shall have been furnished with the then current address of such holder or lessor). Such holder or lessor shall have the same rights (but only within the same time limits and subject to the same obligations) as Landlord to remedy the Landlord Failure to which such notice relates.

            39.2 Landlord's Failure to Pay Costs of Initial Improvements

            (a) If Tenant believes that Landlord has failed timely to pay to the appropriate party any amount which Landlord is required by Section 4 of the Initial Improvements Agreement to pay, then (i) Tenant may give Landlord a notice (a "Section 39.2 Demand Notice") specifying and identifying such amount (a "Section 39.2 Demand Amount") and containing the following statement in block capital letters: "THIS NOTICE IS BEING GIVEN UNDER Section 39.2 OF OUR LEASE. YOUR FAILURE TIMELY TO PAY THE COSTS HEREIN SPECIFIED AND FURNISH EVIDENCE THEREOF TO TENANT WILL RESULT IN TENANT HAVING THE RIGHT TO PAY SUCH COSTS AND OFFSET THE AMOUNT SO PAID AGAINST RENT DUE UNDER THE LEASE" and (ii) at any time on or after the 10th day after the giving of such Section 39.2 Demand Notice Tenant may pay the Section 39.2 Demand Amount or any portion thereof to the appropriate party (together with all interest, penalties, late charges and similar fees thereon or with respect thereto) provided, that if within 10 days after the giving of the Section 39.2 Demand Notice Landlord notifies Tenant that Landlord has paid all of such Section 39.2 Demand Amount to the appropriate party (together with all interest, penalties, late charges and similar fees thereon or with respect thereto) (which notice shall include evidence of such payment) and Landlord has actually done so Tenant shall not be entitled to make payment of the Section 39.2 Demand Amount or any portion thereof and if within 10 days after the giving of such Section 39.2 Demand Notice Landlord notifies Tenant that Landlord has paid a portion identified and specified in such notice of the Section 39.2 Demand Amount to the appropriate party (together with all interest, penalties, late charges and similar fees thereon or with respect thereto) (which notice shall include evidence of such payment) and Landlord has actually done so Tenant may pay only the balance of such Section 39.2 Demand Amount not so paid by Landlord or any portion of such balance to the appropriate party (together with all interest, penalties, late charges and similar fees thereon or with respect thereto). The amount paid by Tenant pursuant to this Section 39.2(a) is called an "Section 39.2 Advance").

            (b) If Tenant makes an Section 39.2 Advance in accordance with
Section 39.2(a) then, except as otherwise provided in Section 39.2(c), (i) Landlord shall reimburse to Tenant within 15 days after Tenant's demand therefor the amount of the Section 39.2 Advance, together with interest thereon at the Interest Rate from the date of payment by Tenant to the date on which Landlord so reimburses Tenant, (ii) if Landlord shall fail timely to make such reimbursement, Tenant shall have the right to setoff the amount of the Section
39.2 Advance together with such interest thereon against the Rent under this Lease, and (iii) Landlord shall be deemed to have waived its right to claim that such setoff was improper or constitutes a failure to pay rent or other default under this Lease and its right to bring and maintain a separate action against Tenant to recover all or any portion of the Section 39.2 Demand Amount.

            (c) If within l0 days after the giving of the Section 39.2 Demand Notice, Landlord notifies Tenant (an "Section 39.2 Dispute Notice") that Landlord believes that all or a portion identified and specified in such Section
39.2 Dispute Notice of the Section 39.2

Demand Amount is not required by Section 4 of the Initial Improvements Agreement to be paid by Landlord or is not overdue (in either case all or such identified and specified portion being herein called the "Disputed Section 39.2 Amount"), then Landlord shall not be required to reimburse Tenant and Tenant shall not have a right of set-off with respect to the Disputed Section 39.2 Amount except to the extent that the dispute with respect thereto is resolved in Tenant's favor in accordance with the next sentence. Tenant shall have the right, with respect to any such dispute, to elect by notice to Landlord that such dispute be resolved by litigation or arbitration pursuant to Article 35, but any such election shall be irrevocable with respect to the dispute in question.

            (d) Each Section 39.2 Advance shall constitute a loan from Tenant to Landlord and notwithstanding Tenant's having made such Section 39.2 Advance the Initial Improvements Work to which such Section 39.2 Advance shall relate, shall nonetheless constitute the property of Landlord, a part of the Premises and subject to the Lease.

            39.3 Successor Liability Notwithstanding the provisions of Article 31, Tenant's rights under this Article 39 shall survive any transfer of any interest in the Land and/or the Building and after any thereof shall also be enforceable against the transferee and its transferees (other than the holder of any Existing Mortgage), notwithstanding that the obligations or amounts to which such rights relate were originally required to be performed or paid by the transferor.

            Article 40. Miscellaneous.

            40.1 If either party shall commence an action or proceeding to enforce this Lease or any provision thereof, then (except as otherwise specifically provided elsewhere in this Lease) the prevailing party shall be reimbursed by the losing party within thirty (30) days after rendering to the losing party a bill for the reasonable counsel fees and disbursements and court costs incurred by the prevailing party in such action or proceeding.

            40.2 In the event of a breach or threatened breach on the part of either party hereunder with respect to any of the covenants, agreements, terms, provisions or conditions on the part of, or on behalf of, such party to be kept, observed or performed, the other party shall also have the right of injunction. The specified remedies to which a party may resort hereunder are cumulative and are not intended to be exclusive of any other remedies or means of redress to which a party may lawfully be entitled at any time, and a party may invoke any remedy allowed at law or in equity as if specific remedies were not provided for herein.

            40.3 Whenever any right of Tenant provided for in this Lease is subject to the condition that the area of the Premises not sublet (other than under Section 12.7 or 12.8) shall then exceed 250,000 rentable square feet (or other amount) (e.g. Section 7.1(b), 26.5), (or any similar condition) then for purposes of determining whether such condition is satisfied all of the space referred to in Exhibit C of this Lease shall be deemed leased to

Tenant and included in the Premises on and after the Effective Date of this Lease, notwithstanding that the Delivery Date may not have commenced with respect to one or more Applicable Portions.

            40.4 Any reference in this Lease to Tenant not being in default beyond applicable notice and/or cure periods (or any similar reference) shall refer to applicable notice and/or cure periods provided for in Article 17.

            40.5 Whenever this Lease requires either party to pay any amount to the other, if no other time period is specified, such amount shall be due within ten (10) days of the other party's demand therefor accompanied by any documentation required by the terms of this Lease. If any amount due to either party shall not be paid when due, the same shall bear interest at the Interest Rate from the due date until paid.

            40.6 Whenever, by operation of Article 26 or otherwise, Tenant shall lease the last usable portion of any Partial Premises Floor such floor shall be come a Full Premises Floor and there shall be deemed included in the Premises and leased to Tenant all common and other areas of such floor as shown on the typical floor plan included in Exhibit B and any other comparable areas not shown on such plan because of differences between the floor in question and the typical floor upon which the typical floor plan is based, but the operation of this Section 40.6 shall not result in any increase in the rentable area of the Premises.

            40.7 Landlord shall consent to any sublease to Tenant of, or any assignment to Tenant of any lease covering, any space in the Building proposed to be made by any tenant of any space in the Building, notwithstanding any prohibition of such sublease or assignment contained in such other tenant's lease and notwithstanding any provision of such lease entitling Landlord to withhold consent.

            40.8 Each party agrees that it shall not refer to the other party hereto in any press release, publicity, advertisement or other promotional material relative to the entering into of this Lease or the Building nor shall it permit any broker representing it to so refer to the other party.

            40.9 The headings of the Articles of this Lease are for convenience only and are not to be considered in construing the Articles.

            40.10 This Lease may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all counterparts together shall constitute but one agreement.

            Article 41. ICIP & LMEP Program

            41.1 The Project: the Benefits. The parties agree that, in connection with any work to be done either by Landlord or Tenant in the Premises or in the Building in connection with Tenant's use and occupancy of the Premises (all such work, including any Special Installations installed by Tenant, the "Project"), Tenant intends to avail itself of, and Landlord shall use commercially reasonable efforts to permit Tenant to avail itself of, the benefits and entitlements provided by (x) Section 489-bbbb, Subdivision #5 of the Industrial and Commercial Incentive Program (together with the regulations and requirements of Sections 11-256 through 11-267 of the Administrative Code of the City of New York, authorized by Title 2-D of Article 4 of the New York Real Property Tax Law and all rules and regulations promulgated thereunder, the "ICIP Program"), and
(y) Section 25-bb(a), Subdivision 1 of the Lower Manhattan Energy Program (together with the regulations and requirements of Article 2-I of the General City Law and all rules and regulations promulgated thereunder, the "LMEP Program"). Landlord agrees to use commercially reasonable efforts to comply with all applicable provisions of the ICIP Program and the LMEP Program with the goal that the Building will receive the benefits and entitlements provided by both the ICIP Program (such benefits, the "ICIP Benefits") and the LMEP Program (such benefits, the "LMEP Benefits"; the ICIP Benefits and the LMEP Benefits being herein sometimes collectively referred to as the "ICIP/LMEP Benefits").

            41.2. Requirements to Obtain Benefits. In accordance with the requirements of the ICIP Program and the LMEP Program, Landlord and Tenant agree as follows:

            (a) Landlord and Tenant will complete and execute, and Landlord will file, a preliminary application for the Building (the "Preliminary ICIP Application") for the ICIP Benefits that may be available in connection with the Project, as and within the time periods required by the ICIP Program, and prior to the issuance of a building permit for, or the award of construction contracts for, or the commencement of, any work comprising part of the Project (the "ICIP Work").

            (b) Landlord and Tenant will complete and execute, and Landlord will file, a final application for the Building (the "Final ICIP Application") for the ICIP Benefits that may be available in connection with the Project, as and within the time periods required by the ICIP Program.

            (c) Landlord will complete, execute and file an application for the Building (the "LMEP Application") for the LMEP Benefits that may be available in connection with the Project, as required by the LMEP Program, concurrently with or after the filing of the Preliminary ICIP Application and prior to the issuance of a building permit for, or the award of construction contracts for, or the commencement of, any ICIP Work.

            (d) Landlord and Tenant will submit any proofs of expenditure, plans, reports, certificates of continuing use and other submissions that may be required to qualify for the ICIP/LMEP Benefits that may be available in connection with the Project (the "ICIP/LMEP Submissions") as and within the time periods required by the applicable rules and regulations of the City of New York and as more particularly hereinafter set forth, including without limitation any ICIP/LMEP Submissions required to be made to the New

York City Department of Finance ("DOF"), the New York City Department of Business Services ("DBS") or the New York City Office of Labor Services ("OLS"), and will attend any meetings required by DOF, DBS or OLS or any other governmental agency charged with administration or enforcement of the ICIP Program or LMEP Program.

            (e) Landlord shall pay the filing fees imposed in connection with the filing of the ICIP Preliminary and Final Applications and the LMEP Application, and any filing fees which may be imposed in connection with any ICIP/LMEP Submissions the obligation for which is imposed on Landlord, and all costs incurred by Landlord in connection therewith.

            41.3 Requirements in Respect of Contractors. (a) Landlord and Tenant acknowledge that the ICIP Program imposes certain requirements with respect to the hiring and training practices, among other matters, of construction managers, contractors and subcontractors (collectively herein called "Contractors") engaged to perform work in connection with the Project Accordingly, in order to reduce the likelihood that actions taken by Contractors of Landlord or Tenant will cause the Building to fail to qualify for or to lose the ICIP/LMEP Benefits, Landlord and Tenant, to the extent required by the ICIP Program, shall use only such Contractors that qualify under the applicable requirements of the ICIP Program for performance of work comprising part of the Project.

            (b) (1) To the extent required by the ICIP Program, all of the Contractors of Landlord and Tenant employed in connection with the Project shall be contractually required by Landlord or Tenant, as the case may be, to comply with the provisions of the ICIP Program, including without limitation the OLS requirements applicable to construction projects benefiting from the ICIP Program. Such compliance, as of the date hereof, includes without limitation the following: the submission and approval of Construction Employment Report(s), and other periodic reports, attendance at a pre-construction conference and other conferences with representatives of the OLS and adherence to the provisions of
Article 22 of the ICIP Rules and Regulations, the provisions of New York City Charter Chapter 13-B and the provisions of Executive Order No. 50 (1980) and the regulations promulgated thereunder. If Landlord or Tenant is notified of any violation of the ICIP Program by the other party's Contractors, such party shall promptly advise the other party (the "NonCompliant Party") and send a copy of such notice to the Non-Compliant Party. The Non-Compliant Party will use commercially reasonable efforts to have violations by its Contractors cured by its Contractors, and the Non-Compliant Party (x) will have the right to promptly take all necessary actions to cure such violations, and (y) shall have the right to contest the determination of non-compliance and/or issuance of a penalty by the DOF and/or the OLS. At the Non-Compliant Party's request, the other party shall cooperate with the Non-Compliant Party in any such contest, provided that the other party shall incur no expense or liability with respect to such cooperation, unless the Non-Compliant Party agrees to reimburse the other party for such costs and indemnify, defend and hold harmless the other party from and against any such liability.

            (2) At Landlord's request, to the extent required to enable Landlord to file annual certificates of continuing use as required by the ICIP Program and/or to continue to receive the benefits under the ICIP Program and/or the LMEP Program, Tenant shall (i) report to Landlord the use of the Premises, the number of workers permanently engaged in employment in the Premises and the number of such workers who reside in New York City, (ii) provide access to the Premises by employees and agents of any governmental agency enforcing the ICIP Program (including, without limitation, the DOF) at all reasonable times, upon reasonable notice when requested by Landlord (and, if requested by Tenant, such employees and agents shall be accompanied by a Tenant representative during such access) and (iii) enforce the contractual obligations of Tenant's Contractors to comply with the OLS requirements.

            (3) To the extent required to enable Landlord to file annual certificates of continuing use as required by the ICIP Program and/or to continue to receive the benefits under the ICIP Program and/or the LMEP Program, Landlord shall use commercially reasonable efforts to require other tenants in the Building to (i) report to Landlord the use of the premises demised to such other tenants, the number of workers permanently engaged in employment in the premises demised to such other tenants and the number of such workers who reside in New York City and (ii) provide access to the premises demised to such other tenants by employees and agents of any governmental agency enforcing the ICIP Program (including, without limitation, the DOF) at all reasonable times, upon reasonable notice when requested by Landlord. Landlord shall also include provisions in any lease renewal or amendment (with an existing tenant) or in any new lease provisions requiring the tenant to provide to Landlord such materials and information (generally as described in subparagraph (2) above) as shall be required in order for Landlord to comply with its requirements under the ICIP and LMEP Programs.

            41.4 Submetering. The parties acknowledge that the LMEP program requires that all tenants in excess of 10,000 sq. ft., and all full floor tenants regardless of size, must be submetered. Landlord represents that all of such tenants are submetered.

            41.5 Tenant's Obtaining Direct Electric Service. In the event that Tenant shall hereafter discontinue obtaining electric energy from Landlord and shall instead obtain electric energy directly from the public utility furnishing electric service to the Building or any other supplier for any reason: (i) Tenant shall at all times have the right, in its sole and absolute discretion, to determine the source of supply of electricity provided to the Premises, even if such a determination made by Tenant might eliminate or diminish the LMEP Benefits available to the Building or the Premises and (ii) Landlord shall cooperate with Tenant, at no cost or expense to Landlord that is not reimbursed by Tenant, to transfer to Tenant, if and to the extent then permitted by the LMEP Program or by agreement with the City of New York, Tenant's Proportionate Share of the LMEP Benefits then being received by the Building.

            Article 42. Tenant's Shafts and Other Areas

            42.1 General. Landlord hereby grants to Tenant the right to use and install property (including pipes, ducts, risers, conduits and associated improvements, equipment and facilities) in

                        (a) the spaces cross-hatched on the plans attached
                  hereto as Exhibits FF, G6, HH, II and JJ, and

                        (b) subject to the provisions of Section 42.9 below, the
                  space not cross-hatched but marked "existing kitchen exhaust flues" on the plan attached hereto as Exhibit II, including the space between the existing duct and the core wall (the "Existing Kitchen Exhaust Space") adjacent to the space cross-hatched and marked "existing kitchen exhaust flues" on the plan attached hereto as Exhibit II, in each case, from the lowest level of the Building to the roof of the Building (such spaces being herein called "Tenant's Shafts"), and the right to enclose Tenant's Shafts wherever not now enclosed, the right to core or remove floor slabs as required and the right to maintain, repair, replace, modify, alter and remove such installations and enclosures, and the right to enter each floor of the Building in order to access such spaces. The labels of and notations on the plans attached hereto as Exhibits FF, GG, HH, II and JJ shall not limit the types of installations for which Tenant may use any of Tenant's Shafts. Tenant's right to install property in Tenant's Shafts shall be subject to compliance by Tenant with the provisions of Article 6.

            Landlord represents to Tenant that

                  (a) attached hereto as Exhibit AAA are the provisions of each lease of space in the Building pertaining to Landlord's right to enter the premises demised thereby (the "Entry Provisions");

                  (b) attached hereto as Exhibit BBB are the provisions of each lease of space in the Building pertaining to Landlord's rights to make changes or perform work (including the erection of pipes, ducts and conduits) in the premises demised thereby (the "Pipe Erection and Other Work Provisions");

                  (c) no part of the Cartlift Room (as hereinafter defined) on any floor is leased to any tenant except on floors 36, 35, 34, 33, 32, 28, 27, 26, 21, 19 and 18 (such floors being herein called the "Cartlift Room Leased Floors" and the applicable leases being herein called the "Cartlift Room Leases"); and

                  (d) no part of the freight elevator lobby is leased to any tenant except on floors 36, 35, 34, 33, 32, 27, 18 and 17 (such floors being herein called the "Freight Elevator Lobby Leased Floors" and the applicable leases being herein called the "Freight Elevator Lobby Leases").

            42.2 CNA Closet. Tenant's right to use and install property in the former CNA communications closet shown crosshatched on Exhibit FF (such closet being herein called the "CNA Closet") shall be exclusive (and Tenant shall have the right to remove and dispose of without accountability or liability to Landlord or any other person any installations in the CNA Closet) except that:

                        (i) unless and until Tenant shall have relocated the
                  base building fire alarm riser and BMS equipment (the "Base Building Closet Installations") from the CNA Closet, Tenant's right to use and install property in the CNA Closet shall be subject to the continued presence in the CNA Closet of the Base Building Closet Installations; and

                        (ii) until the Last Delivery Date, Tenant's right to use
                  and install property in the CNA Closet shall be subject to the continued presence in the CNA Closet of installations serving Landlord as occupant of the Building (the "CNA Closet Installations").

            Tenant shall have the right to

                        (i) rearrange within the CNA Closet any or all of the
                  Base Building Closet Installations, or

                        (ii) relocate any or all of the Base Building Closet
                  Installations from the CNA Closet to either of the other communications closets in the Building and to rearrange within such other closets the existing installations in such other closets in order to accommodate such relocation;

provided, however, that Tenant shall not, in connection with such rearrangement or relocation, adversely affect the operation of the installations being rearranged or relocated.

            Until the Last Delivery Date, Tenant shall share use of, and access to, the CNA Closet with Landlord as occupant of the Building and Landlord and Tenant agree to cooperate and coordinate their use of and access to the CNA Closet. During the period of such shared use and access, Tenant shall have the right

                        (i) to rearrange within the CNA Closet any or all of the
                  installations in the CNA Closet serving Landlord as occupant of the Building, or

                        (ii) relocate any or all of the installations in the CNA
                  Closet serving Landlord as occupant of the Building to either of the other communications closets in the Building and to rearrange within such other closets the existing installations in such other closets in order to accommodate such relocation;

provided, however, that Tenant shall not, in connection with such rearrangement or relocation, adversely affect the operation of the installations being rearranged or relocated.

            Tenant shall have the right to access and enter the CNA Closet through the door thereto on each floor of the Building; provided, however, that Tenant's right to enter floors 39, 38, 36, 35, 34, 33, 32, 27, 25, 24, 23, 18 and 17 (the "Single Tenant Floors") for such purpose shall be subject to compliance with the applicable Entry Provisions.

            Tenant shall have the right to control access and entry to the CNA Closet (and, in that connection, to install and/or change locks and/or monitoring devices); provided, however, that (a) unless and until Tenant shall have relocated the Base Building Closet Installations, Tenant shall, upon Landlord's request, provide Landlord with reasonable access and entry to the CNA Closet for purposes related to the Base Building Closet Installations, and (b) until the Last Delivery Date Tenant shall, upon Landlord's request, provide Landlord with reasonable access and entry to the CNA Closet for purposes related to the installations therein serving Landlord as occupant of the Building.

            42.3 Freight Elevator Lobby Space. Tenant's right to use and install property in the freight elevator lobby space shown crosshatched on Exhibit FF (such space being herein called the "Freight Elevator Lobby Space") shall be exclusive (and Tenant shall have the right to remove and dispose of without accountability or liability to Landlord or any other person any equipment or installations in the Freight Elevator Lobby Space) except that Tenant's right to use and install property in the Freight Elevator Lobby Space on any Freight Elevator Lobby Leased Floor shall, if and for so long as such Freight Elevator Lobby Space shall be leased under such Freight Elevator Lobby Lease (unless the tenant under the Freight Elevator Lobby Lease shall otherwise agree), be limited to Landlord's rights under the Pipe Erection and Other Work Provisions and the Entry Provisions of such Freight Elevator Lobby Lease.

            Landlord shall cooperate with Tenant's efforts to obtain, and shall accept without charge, (i) the surrender of the Freight Elevator Lobby Space or the freight elevator lobby by the tenant under any Freight Elevator Lobby Lease, or (ii) any other agreement with the tenant under any Freight Elevator Lobby Lease pursuant to which such tenant's rights in and to the Freight Elevator Lobby Space or the freight elevator lobby are restricted or reduced or Tenant's rights in and to the Freight Elevator Lobby Space are expanded or increased.

            Landlord shall not hereafter lease (including by way of renewal, extension or expansion of any lease) the Freight Elevator Lobby Space or the freight elevator lobby on any floor, and shall not modify, expand, amend, renew or extend any Freight Elevator Lobby Lease unless such modification, expansion, amendment, renewal or extension provides for the surrender of the Freight Elevator Lobby Space; provided, however, that this paragraph shall not be deemed to prohibit the exercise by any tenant of any renewal or extension option now contained in such tenant's lease.

            Tenant shall have the right to access and enter the Freight Elevator Lobby Space from the freight elevator lobby on each floor of the Building; provided, however, that Tenant's right to enter the Single Tenant Floors and the Freight Elevator Lobby Leased Floors for such purposes shall be subject to compliance with the applicable Entry Provisions. Tenant shall have the right to install in the wall facing the freight elevator lobby a door to the Freight Elevator Lobby Space on each floor of the Building extending for substantially all of the height and width of the Freight Elevator Lobby Space (or smaller if Tenant shall so elect).

            Tenant shall have the right to control access and entry to the Freight Elevator Lobby Space (and, in that connection, to install and/or change locks and/or monitor devices).

            42.4 Cartlift Room. Tenant's right to use and install property in the cartlift room (excluding the shaft now used for the cartlift conveyor referred to in Section 41.4) shown crosshatched on Exhibit GG (such room, excluding such shaft, being herein called the "Cartlift Room") shall be exclusive (and Tenant shall have the right to remove and dispose of without accountability or liability to Landlord or any other person any equipment or installations in the Cartlift Room) except that Tenant's right to use and install property in the Cartlift Room on any Cartlift Room Leased Floor shall, if and for so long as such Cartlift Room shall be leased under such Cartlift Room Lease (unless the tenant under the Cartlift Room Lease shall otherwise agree), be limited to Landlord's rights under the Pipe Erection and Other Work Provisions and the Entry Provisions of such Cartlift Room Lease.

            Landlord shall cooperate with Tenant's efforts to obtain, and shall accept without charge, (i) the surrender of any Cartlift Room by the tenant under any Cartlift Room Lease, or (ii) any other agreement with the tenant under any Cartlift Room Lease pursuant to which such tenant's rights in and to the Cartlift Room are restricted or reduced or Tenant's rights in and to the Cartlift Room are expanded or increased.

            Landlord shall not hereafter lease (including by way of renewal, extension or expansion of any lease) the Cartlift Room on any floor, and shall not modify, expand, amend, renew or extend any Cartlift Room Lease unless such modification, expansion, amendment, renewal or extension provides for the surrender of the Cartlift Room; provided, however, that this paragraph shall not be deemed to prohibit the exercise by any tenant of any renewal or extension option now contained in such tenant's lease.

            Tenant shall have the right to access and enter the Cartlift Room from the freight elevator lobby on each floor of the Building; provided, however, that Tenant's right to enter the Single Tenant Floors and the Cartlift Room Leased Floors for such purposes shall be subject to compliance with the applicable Entry Provisions.

            Tenant shall have the right to control access and entry to the Cartlift Room (and, in that connection, to install and/or change locks and/or monitoring devices); provided, however, that Tenant shall not have the right to control access or entry to the Cartlift Room on any Cartlift Room Leased Floor so long as such Cartlift Room Lease shall remain in effect and cover the Cartlift Room, unless the tenant under the Cartlift Room Lease shall otherwise agree.

            42.5 Cartlift Conveyor Shaft. Tenant's right to use and install property in the shaft now used for the cartlift conveyor located within the Cartlift Room shown crosshatched on Exhibit GG (such shaft being herein called the "Cartlift Conveyor Shaft") shall be exclusive (and Tenant shall have the right to remove and dispose of without accountability or liability to Landlord or any other person any equipment or installations in the Cartlift Conveyor Shaft).

            Tenant shall have the right to access and enter the Cartlift Conveyor Shaft from the Cartlift Room on each floor of the Building; provided, however, that Tenant's right to enter the Single Tenant Floors and the Cartlift Room Leased Floors for such purpose shall be subject to compliance with the applicable Entry Provisions.

            Tenant shall have the right to control access and entry to the Cartlift Conveyor Shaft (and, in that connection, to install and/or change locks and/or monitoring devices).

            42.6 Fuel Oil Riser Shaft. Tenant's right to use and install property in the shafts shown crosshatched on Exhibit HH (such shafts being herein called the "Fuel Oil Riser Shaft") shall be exclusive (and Tenant shall have the right to remove and dispose of without accountability or liability to Landlord or any other person any equipment or installations in the Fuel Oil Riser Shaft) except that Tenant's right to use and install property in the Fuel Oil Riser Shaft shall be subject to the continued presence of the base building fuel oil risers.

            Tenant shall have the right to access and enter the Fuel Oil Riser Shaft from the Cartlift Room on each floor of the Building; provided, however, that Tenant's right to enter the Single Tenant Floors and the Cartlift Room Leased Floors for such purpose shall be subject to compliance with the applicable Entry Provisions.

            Tenant shall have the right to control access and entry to the Fuel Oil Riser Shaft (and, in that connection, to install and/or change locks and/or monitor devices); provided, however, that Tenant shall, union Landlord's request, provide Landlord with reasonable access and entry to the Fuel Oil Riser Shaft for purposes related to the base building fuel oil risers.

            42.7 Pine Space. Tenant's right to use and install property in the shaft adjacent to SE#2 shown crosshatched on Exhibit II (such shaft being herein called the "Pipe Space") shall be exclusive (and Tenant shall have the right to remove and dispose of without accountability or liability to Landlord or any other person any equipment or installations in the Pipe Space) except that unless and until Tenant shall have relocated the base building pipes (the "Base Building Pipes") from the Pipe Space, Tenant's right to use and install property in the Pipe Space shall be subject to the continued presence of the Base Building Pipes.

            Tenant shall have the right to

                        (i) rearrange within the Pipe Space any or all of the
                  Base Building Pipes, or

                        (ii) relocate any or all of the Base Building Pipes from
                  the Pipe Space either to (a) any other location within Tenant's Shafts or (b) subject to Landlord's approval not to be unreasonably withheld, any other location in the Building's core.

            Tenant shall have the right to access and enter the Pipe Space through either (as Tenant shall so elect) the long wall (opposite SE#2) or the short wall (adjacent to the freight elevator lobby); provided, however, that Tenant's right to enter the Single Tenant Floors and the Freight Elevator Lobby Leased Floors for such purpose shall be subject to compliance with the applicable Entry Provisions. Tenant shall have the right to install in either (as Tenant shall so elect) the long wall (opposite SE#2) or the short wall (adjacent to the freight elevator lobby) a door to the Pipe Space on each floor of the Building extending for substantially all of the height and width of the Pipe Space (or smaller if Tenant shall so elect).

            Tenant shall have the right to control access and entry to the Pipe Space (and, in that connection, to install and/or change locks and/or monitoring devices); provided, however, that unless and until Tenant shall have relocated the Base Building Pipes, Tenant shall, upon Landlord's request, provide
Landlord with reasonable access and entry to the Pipe Space for purposes related to the Base Building Pipes.

            42.8 Unused Exhaust Space. Tenant's right to use and install property in the shaft adjacent to the Cartlift Room shown crosshatched on
Exhibit II (such shaft being herein called the "Unused Exhaust Space") shall be exclusive (and Tenant shall have the right to remove and dispose of without accountability or liability to Landlord or any other person any equipment or installations in the Unused Exhaust Shaft).

            Tenant shall have the right to access and enter the Unused Exhaust Shaft through (as Tenant shall so elect) any of the walls thereto (except for the wall bounding the Existing Kitchen Exhaust Space unless Tenant shall have the right to use the same pursuant to Section 42.9); provided, however, that Tenant's right to enter the Single Tenant Floors, the Cartlift Room Leased Floors and the Freight Elevator Lobby Leased Floors for such purpose shall be subject to compliance with the applicable Entry Provisions. Tenant shall have the right to install in any such wall (as Tenant shall so elect) (except as aforesaid) a door to the Unused Exhaust Space on each floor of the Building extending for substantially all of the height and width of the Unused Exhaust Shaft (or smaller if Tenant shall so elect).

            Tenant shall have the right to control access and entry to the Unused Exhaust Space (and, in that connection, to install and/or change locks and/or monitoring devices).

            42.9 Existing Kitchen Exhaust Space. Tenant's right to use and install property in the Existing Kitchen Exhaust Space shall not become effective unless and until Tenant shall have either (i) relocated the existing kitchen exhaust from the Existing Kitchen Exhaust Space to any other location within Tenant's Shafts or otherwise in the Building's core, or (ii) ceased operation of the kitchen facilities requiring such exhaust. Tenant shall have right to relocate the existing kitchen exhaust from the Existing Kitchen Exhaust Space to any other location within Tenant's Shafts or, subject to Landlord's approval not to be unreasonably withheld, any other location in the Building's core; provided, however, that Tenant shall not effect such relocation into the Cartlift Room unless and until, with respect to each Cartlift Room Leased Floor, either the tenant under the Cartlift Room Lease shall have consented thereto or the Cartlift Room Lease shall have expired or been terminated.

            From and after the effectiveness of Tenant's right to use and install property in the Existing Kitchen Exhaust Space:

                  Tenant's right to use and install property in the Existing
            Kitchen Exhaust Space shall be exclusive (and Tenant shall have the right to remove and dispose of without accountability or liability to Landlord or any other person any equipment or installations in the Unused Exhaust Shaft).

                  Tenant shall have the right to access and enter the Existing
            Kitchen Exhaust Shaft through either (as Tenant shall so elect) any of the walls thereto; provided, however, that Tenant's right to enter the Single Tenant Floors, the Cartlift Room Lease Floors and the Freight Elevator Lobby Leased Floors for such purpose shall be subject to compliance with the applicable Entry Provisions. Landlord grants to Tenant the right to install in any such wall (as Tenant shall so elect) a door to the Existing Kitchen Exhaust Space on each floor of the Building extending for substantially all of the height and width of the Existing Kitchen Exhaust Space (or smaller if Tenant shall so elect).

                  Tenant shall have the right to control access and entry to the
            Existing Kitchen Exhaust Space (and, in that connection, to install and/or change locks and/or monitoring devices).

            42.10 Fire Stair Riser Space. Tenant's right to use and install property in the shafts shown on Exhibit HH (such shafts being herein called the "Fire Stair Riser Space") shall be exclusive (and Tenant shall have the right to remove and dispose of without accountability or liability to Landlord or any other person any equipment or installations in the Fire Stair Riser Shaft).

            Tenant shall have the right to access and enter the Fire Stair Riser Space through the fire stairs.

            Tenant shall have the right to control access and entry to the Fire Stair Riser Space (and, in that connection, to install and/or change locks and/or monitoring devices).

            42.11 Relocations by Tenant. Whenever pursuant to the foregoing provisions of this Article 42, Tenant is authorized to make any relocation Tenant shall have the right to enter the floors of the Building for such purpose, subject to Tenant's compliance with the applicable Entry Provisions.

            42.12 Other Provisions. Landlord represents to Tenant that Landlord has the right, power and authority to grant to Tenant the rights provided for above in this Article 42, subject to compliance by Tenant with the applicable Entry Provisions and Pipe Erection and Other Work Provisions as provided above.

            Landlord shall, within two (2) business days of Tenant's request, give such notices and take such other actions as Tenant shall from time to time request in order to confirm, perfect and provided for Tenant's exercise and enjoyment of the rights provided for above in this Article 42.

            Without limiting the foregoing, if Tenant shall so request, Landlord, within two (2) business days of Tenant's request shall exercise the rights reserved to Landlord under the Entry Provisions and/or the Pipe Erection and Other Work Provisions as Tenant shall from time to time request, including, if Tenant shall so request, retaining any contractors designated by Tenant to perform any work designated by Tenant, at Tenant's cost and expense (subject to compliance with the provisions of this Article and Article 6).

            Landlord shall be entitled to a key to Tenant's Shafts for emergency access thereto.

            If due to limitations in the Entry Provisions or the Pipe Entry or Other Work Provisions or other reasons Tenant's rights under this Article are insufficient for Tenant's needs, Landlord shall cooperate with Tenant's in identifying and providing additional riser space for Tenant, in the manner most-cost effective to Tenant.

            42.13 Telecommunications Points of Entry. Landlord hereby grants to Tenant the right (i) to create, in the locations shown on Exhibit EE, two (2) new communication points of entry in the lower level of the Building, and (ii) to install conduits in such lower level from such points of entry to Tenant's Shafts, and the right to maintain, repair, replace, modify, alter and remove such installations, and the right to enter the basement and other areas of the Building in order to access such installations.

            42.14 Tenant's Fuel Tank. Landlord hereby grants to Tenant the right
(i) to install a fuel tank or tanks (up to the maximum size permitted by applicable law) and associated improvements, equipment and facilities in any part of the basement of the Building included in the Premises, and (ii) to install supply and return pipes and conduits from such tank to Tenant's Shafts and feed and vent pipes from such tank to the street or other fuel supply point, and the right to maintain, repair, replace, modify, alter and remove such installations, and the right to enter the basement and other areas of the Building in order to access such installations. Whether or not Tenant operates or continues to operate Tenant's Generator Plant, Tenant shall keep any fuel tank installed by it in such condition as shall be required to prevent damage or injury to the Building, subject nonetheless to the release provisions of Section 22.6.

             IN WITNESS WHEREOF Landlord and Tenant have duly executed this Lease as of the day and year first above written.

                                    LANDLORD:

                                    TCC ACQUISITION CORP.,
                                         AS AGENT


                                    By: /s/ [signature]
                                        ----------------------------------------
                                        Name:  [name]
                                        Title: Group Vice President

                                    TENANT:

                                    THE GOLDMAN SACHS GROUP, L.P.


                                    By: /s/ Edward F. Markiewicz
                                        ----------------------------------------
                                        Name:  Edward F. Markiewicz
                                        Title: Attorney in Fact

                                    Exhibit A

                                    Landlord
                                    --------

                       BOSTON OLD COLONY INSURANCE COMPANY
                       THE BUCKEYE UNION INSURANCE COMPANY
                  COMMERCIAL INSURANCE COMPANY OF NEWARK, N.J.
                        THE CONTINENTAL INSURANCE COMPANY
             THE CONTINENTAL INSURANCE COMPANY OF NEWARK, NEW JERSEY
                  THE FIDELITY AND CASUALTY COMPANY OF NEW YORK
                FIREMEN'S INSURANCE COMPANY OF NEWARK, NEW JERSEY
                        THE GLENS FALLS INSURANCE COMPANY
                  KANSAS CITY FIRE AND MARINE INSURANCE COMPANY
                      THE MAYFLOWER INSURANCE COMPANY, LTD.
               NATIONAL-BEN FRANKLIN INSURANCE COMPANY OF ILLINOIS
                         NIAGARA FIRE INSURANCE COMPANY

                                    Exhibit C
                                    Premises
                                    --------

                                   EXHIBIT "C"


                                                                        Scheduled
     Portion        Floor        Area          RSF                    Delivery Date
-----------------------------------------------------------------------------------
         Part       41st Floor                22,233                         1/1/99
       Entire       40th Floor                28,821                        11/1/98
       Entire       37th Floor                29,040                         1/1/99
       Entire       31st Floor                29,011                        10/1/98
       Entire       30th Floor                29.011                        10/1/98
       Entire       29th Floor                27,846       {15,616}       Immediate
                                                            {1,208}          9/1/98
                                  "B"                      {11,022}          1/1/99
         Part       28th Floor    "D"          6,212                         9/1/98
                                  "C"          1,208                      Immediate
         Part       26th Floor    "C"          8,809                         3/1/99
                                  "A"          1,219                      Immediate
       Entire       22nd Floor                27,725                     9/1/98 (1)
         Part       21st Floor    "E"          4,684                     7/1/98 (1)
                                  "B"          3,035                         1/1/99
                                  "D"            355                      Immediate
         Part       21St Floor    "A"         19,368                         7/1/00
                                  "C"            338                         7/1/00
       Entire       20th Floor                27,780                         2/1/99
         Part       19th Floor    "A"         17,512       {17,094}       Immediate
                                  "D"                         {418}          1/1/99
       Entire       16th Floor                27,169                         3/1/99
       Entire     6-15th Floor          26,959 ea(2)                     3/1/99 (3)
       Entire        4th Floor  "A" "B"       15,437                         3/1/99
                                  "C"         10,721                         1/1199
       Entire        3rd Floor                27,078                         1/1/99
         Part        Mezzanine                 8,111                         1/1/99
         Part         Basement    "I"         10,751                         3/1/99
         Part         Basement    "G"          1,406                        10/1/98
         Part         Basement    "M"          1,394                      Immediate
                      Basement    "K"         10,028                         1/1/99
                                  "J"            517                         1/1/99
-----------------------------------------------------------------------------------
       TOTAL                                666,409  Rentable sq. ft.

(1)     Subject to lease termination/buyout
(2)     The RSF is for each of floors 6-15
(3)     The Scheduled Delivery Date for floors 10 and 12 is Immediate

                                    Exhibit I
                         Building Rules and Regulations

            1. The rights of Tenant in the sidewalks, entrances, corridors, elevators and escalators of the Building are limited to ingress in and egress from the Premises for Tenant and its employees, licensees and invitees and Tenant shall not use or permit the use of said sidewalks, entrances, corridors, elevators or escalators for any other purpose. Tenant shall not invite to the Premises or permit the visit thereto by persons in such numbers or under such conditions as to interfere with the use and enjoyment by others of the sidewalks, entrances, corridors, elevators, escalators or any other facilities of the Building. Fire exits and stairways are for emergency use only and they shall not be used for any other purpose by Tenant, its employees, licensees or invitees. Landlord shall have the right to regulate the use of and operate the public portions of the Building as well as portions furnished for the common use of Tenants in such manner as it deems best for the benefit of Tenants generally.

            2. Outside of ordinary business hours, Landlord may refuse admission to the Building to any person not having a pass issued or approved by Landlord or not accompanied by a person presenting such a pass or not properly identified and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. Tenant shall be responsible for all persons for whom a pass shall be issued or approved at the request of Tenant and shall be liable for all acts of such persons. Anything to the contrary notwithstanding, any person whose presence in the Building at any time shall, in the judgment of Landlord be prejudicial to the safety, character, reputation and interests of the Building or of its tenants may be denied access to the Building or may be ejected therefrom. In case of emergency, invasion, public excitement or other commotion Landlord may prohibit all access to the Building during the continuance of the same, by closing doors or otherwise, for the safety of Tenants or protection of property in the Building. Landlord may require any person leaving the Building with any package or other object to exhibit a pass from the Tenant from whose Premises the package or object is being removed, but the establishment or enforcement of such requirement shall not impose any responsibility on Landlord for the protection of Tenant against the removal of property from the Premises of Tenant.

            3. Except in the case of a shop, no lettering, sign, advertisement, trademark, emblem, notice or object shall be displayed in or on the windows or doors, or on the outside of the Premises, or at any point inside the Premises where the same might be visible outside the Premises (other than from the elevators on the floors of the Premises) except that, on any divided floor, the name and/or symbol of Tenant may be displayed on or adjacent to the entrance door of the Premises and/or in or so as to be visible from the common areas on such floor, subject to the approval of Landlord as to the locations, size, color and style of such display (which approval shall not be unreasonably withheld).

            4. No awnings or other projections of any kind over or around the outside of the windows or entrances of the Premises shall be installed by Tenant and only such window blinds and shades as are approved or supplied by Landlord shall be used in the Premises.

            5. Tenant's right to install safes and other objects of excessive weight in the Premises shall be conditioned upon Tenant's either (i) distributing the concentrated weight of the safe or other heavy object or (ii) reinforcing the floor, subject to prior notice to and consent of Landlord, in either case (which consent shall not unreasonably be withheld). No safe or other object whose weight exceeds the lawful load for the area upon which it would stand shall be brought into or kept upon the Premises other than in accordance with the preceding sentence. If it is necessary to distribute the concentrated weight of any safe or heavy object or reinforce the floor, the work involved in such work shall be done by Tenant at its expense in such manner as Landlord shall approve (such approval not to be unreasonably withheld). No machines, machinery or electrical or electronic equipment or appliances of any kind shall be placed or operated so as to disturb other tenants.

            6. No noise, including the playing of any musical instrument, radio or television which, in the judgment of Landlord, might disturb other tenants in the Building shall be made or permitted by Tenant. No animal shall be brought on the Premises, except seeing eye dogs. No dangerous, inflammable, combustible or explosive object or material shall be brought into or kept in the Building by Tenant or with the permission of Tenant, except as permitted by law and the insurance companies insuring the Building or the property therein or except as is necessary or appropriate for or in connection with Tenant's permitted activities in the Building. Any cuspidors or containers or receptacles used as such in the Premises or for garbage or similar refuse shall be emptied, cared for and cleaned by Tenant.

            7. All entrance doors in the Premises shall be kept locked by Tenant when the Premises are not in use.


                                        2